UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22761

Investment Company Act file number

Stone Ridge Trust

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855)-609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1. Reports to Stockholders.

Annual Report

October 31, 2016

Stone Ridge Reinsurance Risk Premium Fund

Stone Ridge High Yield Reinsurance Risk Premium Fund

Stone Ridge U.S. Large Cap Variance Risk Premium Fund

Stone Ridge U.S. Small Cap Variance Risk Premium Fund

Stone Ridge U.S. Variance Risk Premium Master Fund

Stone Ridge International Developed Markets Variance Risk Premium Fund

Stone Ridge Emerging Markets Variance Risk Premium Fund

Stone Ridge International Variance Risk Premium Master Fund

Stone Ridge Global Equity Variance Risk Premium Master Fund

Shareholder Letter

December 2016

Dear Fellow Shareholder,

I believe we are standing at the front end of a long term shift in how risk is held. Historically, risk has been held by a relatively small group of very large (re)insurers (e.g., hurricane risk), investment banks (e.g., market making risk), and commercial banks (e.g., credit risk). That is, by a tiny number of gigantic balance sheets. In the future, through Stone Ridge and others, I believe these risks will be held directly by individuals – that is, by a gigantic number of tiny balance sheets. Benefitting all. Radically diversifying risk holding may represent the single biggest, one-way force for good that finance will deliver for the world in our lifetimes. Stone Ridge and you, our investors, might even end up leading that shift – a multi-decade journey we can enjoy together.

Pioneering “just in time equity”, Stone Ridge enables our select risk sharing partners in the reinsurance, market making, and alternative lending industries to increasingly say “yes” to their clients while holding less equity, competitively elevating their ROEs, and steadily de-risking the financial system in the process. Over the last four years, through the eyes of these partners, I’ve watched Stone Ridge capital morph from a curiosity item into a competitive advantage. Perhaps, eventually, into a competitive necessity. Evolution happens slowly. Then it happens very, very fast.

As Stone Ridge cooperatively unlocks profitable business lines historically buried within financial institutions, we simultaneously empower our investors to access valuable P&L streams that can diversify traditional portfolios. Working with our risk sharing partners, Stone Ridge has produced $1.5 billion in trading profits since inception in February 2013. As our partnerships strengthen, the P&L gets better: $115 million in 2013, $281 million in 2014, $422 million in 2015, and $670 million in 2016, with profitability in 94% of months since inception and 15 out of 16 months the S&P 500 was negative.

In 2016, while executing our risk sharing vision, we exhibited more intentionality around how we work. In the process, we strengthened three distinct cultural characteristics that distinguish our firm: work hard, work deep, work gratefully.

WORK HARD

At Stone Ridge, creativity is never a single eureka moment. Each new idea starts small and we try to build it into a big idea, one brick at a time. Most of the time, without success. In recruiting we don’t screen for enthusiasm. We screen for endurance.

Thus, flourishing at our firm requires an enormous capacity for very hard work. The phrase “it’s not how hard you work, it’s how smart you work” doesn’t apply at Stone Ridge. It’s how hard you work.

I’ve never really viewed myself as particularly talented. Where I excel is ridiculous, sickening work ethic. The only thing I see that is distinctly different about me is: I’m not afraid to die on a treadmill. I will not be outworked, period. You might have more talent than me, you might be smarter than me, you might be sexier than me. You might be all of those things. You got it on me in nine categories. But if we get on the treadmill together, there’s two things: You’re getting off first, or I’m going to die. It’s really that simple.

– Will Smith (>$10 billion in global box office sales)

Stone Ridge Funds	Annual Report	October 31, 2016

Shareholder Letter

On May 9th, revelations about internal violations at Lending Club, and the CEO’s resignation, shook the nascent alternative lending industry to its foundation. At the time of the announcement, Stone Ridge had $1.3 billion of initial investor capital lined up for the imminent launch of LENDX, our alternative lending fund. Because Lending Club was slated to be one of LENDX’s eight important platform relationships at launch, the entire LENDX PM team immediately decided to visit Lending Club in person and re-underwrite their entire organization. In parallel, we arranged calls with every RIA firm investing in LENDX to share our diligence game plan and answer questions. We considered hosting one big, investor group call – far easier and more efficient for us – but ultimately rejected that approach. Instead, 74 separate back-to-back client calls over two days tested our endurance (and vocal cords), but provided our investors with the individual attention they deserve. Our team then flew out to Lending Club’s San Francisco offices to dig in, prepared to walk away from the relationship.

In San Francisco, we insisted on structuring the meetings as “one executive at a time” including, separately, the 1) Chairman, 2) CEO, 3) Head of Audit/CCO, 4) General Counsel, 5) CFO, 6) CIO, and 7) Head of Credit. Each of those sessions was intense and our overall process was appropriately invasive. In the end, we came away more impressed, not less, with Lending Club’s culture of compliance, controls, and operational excellence.

We followed up our trip by calling those same 74 investors to review our diligence findings in detail. On those calls, we also shared that, based in part on what we learned in diligence, Stone Ridge would be doubling its own investment in LENDX. We then proceeded to buy $955 million of Lending Club loans between June and late-December.

Today, the folks at Lending Club are back on their feet and thriving. We are proud to have played a part, especially during their darkest hour. And, since its inception June 1, LENDX is up materially at a time when traditional fixed income and muni exposure – what LENDX replaced in our investors’ portfolios – destroyed wealth.1

The turn of events at Lending Club tested whether or not we were willing to die on a treadmill. We were. Our team proved its burst capacity for very hard work, gave LENDX life, and, in seven short months, enabled 130,000 loan recipients to bet on themselves – the most American of all traits – propelling our economy forward.

WORK DEEP

Hard work is a necessary, but not sufficient condition for successful productivity at Stone Ridge. Focus, a core principle of our firm, is equally critical. Now in our fifth year, we’ve only done three things: reinsurance, variance risk premium, and alternative lending. That pace feels good to me. Innovative breakthroughs – never guaranteed – require intense concentration without distraction for long periods of time. Simplicity helps. So does saying no to virtually all new opportunities.

In Deep Work, the brilliant Cal Newport contrasts Shallow Work and Deep Work:

Shallow Work: non-cognitively demanding, logistical style tasks, often performed while distracted. These efforts tend to not create much new value in the world and are easy to replicate.

Deep Work: professional activities performed in a state of distraction-free concentration that push your cognitive capabilities to their limit. These efforts create new value, improve your skill, and are hard to replicate.

Stone Ridge Funds	Annual Report	October 31, 2016

Shareholder Letter

Popular culture is shifting shallow. Social media, 500 TV channels, ceaseless FOMO. Work culture is also shifting shallow. IM, Slack, email, the incessant “need” to always be connected, responding to irrelevancies within seconds. However, the shift shallow creates opportunity for those willing to resist and train in depth.

We train in depth at Stone Ridge. I wake up every day between 4am and 5am to be in quiet, pursuing mastery of professional tasks I love. I’m not on social media – no Facebook, no Instagram, no LinkedIn. I don’t use voicemail and my sporadic use of email comes at the cost of occasionally missing important messages that roll off the screen. But the reward is more time in a flow state, cultivating craftsmanship, teetering on creativity.

Deep Work requires bravery. There’s an uneasiness that surrounds any effort to produce the best you’re capable of producing – what if it’s not good enough? In 2015, on the back of early morning Deep Work sessions, we introduced the concept of Antifragile at Stone Ridge and, in 2016, we built upon it. Coined by Nassim Taleb, something Antifragile goes beyond resiliency, which means surviving shocks. For something Antifragile, shocks actually make it stronger. Firms are fragile. Could Stone Ridge become Antifragile? For our reinsurance franchise, the solution is SRPEX.

In 2016, the Stone Ridge Post-Event Reinsurance Fund (SRPEX) went from concept to reality. SRPEX activates and takes in client assets only after industry-changing disasters, the same kind of “CNN events” that will cause our Reinsurance Funds to have material drawdowns. Historically, such industry-changing events (e.g., devastating hurricanes Dennis, Emily, Katrina, Rita, and Wilma occurred during four consecutive months in 2005) have caused post-event reinsurance yields to increase considerably the following renewal season. Upon triggering, SRPEX will be the sole channel to access the Stone Ridge Reinsurance Funds. SRPEX, available only to existing clients at the time of its activation, does not charge additional management fees or expenses.2

How can a fund with no assets, charging no fees, help a firm, its clients, and its reinsurance partners become Antifragile? For clients, SRPEX means access to valuable post-event capacity with the largest global reinsurers, so long-term wealth creation becomes Antifragile. For our reinsurance partners, SRPEX means balance sheet security and the ability to play post-event offense, so their capital structure becomes Antifragile. For Stone Ridge, SRPEX means post-event AUM goes up, not down, so our firm becomes Antifragile. Working deep, Stone Ridge conceived of and created SRPEX, which currently has $2 billion of investor capital lined up, waiting for the opportunity.

WORK GRATEFULLY

Gratitude has been a foundational element of Stone Ridge since its inception, but this year it soaked even deeper into the cracks of the organization. My personal philosophy on gratitude mirrors my philosophy on sweeping the floor. Just because I’ve done it once, doesn’t mean my floor is clean forever. Every day the dust comes back and every day I must sweep. Every day we must be grateful.

Practicing gratitude – really, actually practicing it – helps keep our feet on the ground in the face of accelerating business success. Everyone experiences failures and adversity. We’re all subject to the rules of gravity and averages. However, our team doesn’t let externals determine value. It’s on us. We let the satisfaction of doing great work be enough, period.

The reality is that lack of gratitude – ego – is the enemy of what we want and what we have. Of mastering a craft. Of real creative insight. Of working well with others. Of building loyalty and support. Of repeating and retaining success. Ego repulses advantages and opportunities. It’s a magnet for enemies and errors.

Stone Ridge Funds	Annual Report	October 31, 2016

Shareholder Letter

Gratitude and sobriety – staying in command of ourselves – is the counterweight that can balance success. Especially as things keep getting better. It requires a strong constitution to withstand repeated attacks of prosperity and not change. At Stone Ridge, one of our best defenses is staying radically private. We fight the impulse to seek recognition because talking and doing compete for the same resources. We’ve had a “no press policy” since the firm’s founding, which I consider a sustainable business advantage. Unpretentiousness will remain a cornerstone of our culture. If we want to live happy, let’s live hidden. We can simply be grateful in private.

HEALTH WARNING: WHAT WE DO IS VERY RISKY

2016 was far from a smooth ride and, given the diversity of our risk exposures, no year ever will be. Our reinsurance portfolios took many hits in 2016, including the Fort McMurray wildfires, Hurricane Matthew, and a magnitude 7.8 earthquake in New Zealand. Our Variance Risk Premium (VRP) franchise suffered from three material volatility spikes due to the worst first six calendar weeks for US equity markets in history, Brexit, and the US election. Yet across all products, Stone Ridge delivered ten positive months and $670 million of trading profits in 2016.

Since inception, 44 of our 47 months have been profitable. That’s absolutely unsustainable. Our performance since inception materially understates the true risk of our strategies. In particular, historical volatility is an often misleading and always incomplete measure of risk for any strategy, but especially for those involving insurance-related investments. Do not get lulled into a false sense of security when looking at the consistency of our past results. In future years, there will be tragic earthquakes and hurricanes. There will be market crashes and credit crises. Our risk management goal is to have a very bad quarter or year, not a bad decade.

Stone Ridge is most proud of the 50/50 partnership we have with you, our clients. We are on the path together. You contribute the capital necessary to sustain and propel groundbreaking product development. We contribute our collective careers’ worth of experience in sourcing, structuring, execution, and risk management. Together it works. In that spirit, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2017.

Sincerely,

Ross L. Stevens

Founder, CEO

1.	Traditional Fixed Income is referring to Barclays US Aggregate Index, which is a broad-based benchmark measuring investment grade USD denominated fixed-rate taxable bond market. This is widely recognized to be a key fixed income benchmark. Muni exposure is referring to Bloomberg Barclays US Municipal Bonds index, which tracks USD denominated long-term tax exempt bond market. It is not possible to invest in an index.

In the time period referenced (June 1 – December 27, 2016), the Barclays US Aggregate index returned -2.64% and the Barclays US Municipal Bond index returned -4.66%. The LENDX return during the period of this report (inception on June 1, 2016 to October 31, 2016) is 7.25%.

There are a number of differences between LENDX, on the one hand, and the Barclays US Aggregate and Barclays US Municipal Bond indices, on the other hand. LENDX invests in alternative lending securities, while the Barclays US Aggregate index is focused on investment grade Treasuries, government and corporate bonds, and Mortgage/Asset/or Commercial Mortgage backed securities, and the Barclays US Municipal Bond index is focused only on municipal bonds. The risks and liquidity of the different assets are different. For example, alternative lending securities may be impacted more by macroeconomic conditions, whereas government and corporate bonds may be impacted more by the financial condition of the specific borrower. Alternative lending securities may be less liquid than the debt securities tracked by the Barclays US

Stone Ridge Funds	Annual Report	October 31, 2016

Shareholder Letter

Aggregate and Barclays US Municipal Bond indices. The tax treatment may also be different among the different securities. LENDX has 3.78% gross expense ratio while the indices are not investable and do not have fees or expenses. LENDX is an interval fund and has quarterly liquidity.

2.	The Adviser has agreed to permanently waive all management fees payable by the Fund that are attributable to assets of the Fund invested in SRRIX. In addition, at least through the one-year anniversary of the date the Fund commences investment operations, the Adviser has agreed to pay or otherwise bear operating and other expenses of the Fund (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees and expenses (including all fees and expenses of the Reinsurance Interval Fund); taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business) solely to the extent necessary to limit the total annualized amount of such expenses to 0.00% of the average daily net assets of the Fund. The total expense ratio of SRPEX is therefore expected to simply be the expense ratio of SRRIX.

Standardized returns as of most recent quarter-end (9/30/2016): for Stone Ridge Alternative Lending Risk Premium Fund (LENDX) since inception (6/1/2016)=6.73%; for Stone Ridge All Asset Variance Risk Premium Fund (AVRPX) 1Yr=4.47%; since inception (4/13/2015)=4.68%; for Stone Ridge Reinsurance Risk Premium Interval Fund (SRRIX) 1Yr=9.23%; since inception (12/9/2013)=8.69%; for Stone Ridge Reinsurance Risk Premium Fund (SREIX) 1Yr=6.52%; since inception (2/1/2013)=6.31%; for Stone Ridge High Yield Reinsurance Risk Premium Fund (SHRIX) 1Yr=6.95%; since inception (2/1/2013)=7.21%; for Barclays US Aggregate 1Yr=5.19%, 5Yr=3.08%, 10Yr=4.79%; for Bloomberg Barclays US Municipal Bond Index 1Yr=5.56% 5Yr=4.48%, 10Yr=4.74%; for S&P500 1Yr=15.42%, 5Yr=16.35%, 10Yr=7.23%; for Stone Ridge U.S. Large Cap Variance Risk Premium Fund (VRLIX) 1Yr=6.96%, since inception (5/1/2013)=7.08%; for Stone Ridge U.S. Small Cap Variance Risk Premium Fund (VRSIX) 1Yr=5.51%, since inception (5/1/2013)=5.62%; for Stone Ridge International Developed Markets Variance Risk Premium Fund (VRFIX) 1Yr=2.20%, since inception (2/11/14)=0.56%; for Stone Ridge Emerging Markets Variance Risk Premium Fund (VRMIX) 1Yr=5.14%, since inception (2/11/14)=-2.35%; for Stone Ridge US Variance Risk Premium Master Fund (VRPIX) 1Yr=6.35%, since inception (5/22/2013)=6.12%; for Stone Ridge International Variance Risk Premium Master Fund (VRIIX) 1Yr=2.95%, since inception (2/11/2014)=-0.72%; for Stone Ridge Global Equity Variance Risk Premium Fund (VRGIX) 1yr=4.66%, since inception (11/14/2014)=0.89%. Results for all Funds reflect the reinvestment of dividends and other earnings, and are net of management fees and other expenses. Results for all indices reflect the reinvestment of dividends are not net of management fees and other expenses. As a result of economic incentives received from platforms that may not be repeated, June performance for LENDX was unusually strong and should not be extrapolated to future months.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end for all the Funds may be obtained by calling 855-609-3860. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Performance reflects management fees and other Fund expenses.

LENDX, AVRPX, SRRIX, and SPREX are closed-end interval funds. The rest of the funds are open-end funds.

Gross expense ratios as stated in the relevant prospectus: SRRIX 2.42%, SREIX 1.65%, SHRIX 1.69%, AVRPX 2.73%, VRLIX 1.54%, VRSIX 1.56%, VRFIX 1.94%, VRMIX 2.09%, VRPIX 1.67%, VRIIX 2.44%, VRGIX 2.22%, LENDX 3.78%. Please see the financial highlights section of each Fund’s shareholder report for more recent expense ratios.

Stone Ridge Funds	Annual Report	October 31, 2016

Shareholder Letter

The Stone Ridge Funds consist of the Stone Ridge Reinsurance Risk Premium Fund (the “Reinsurance Fund”), the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”), the Stone Ridge Post-Event Reinsurance Fund (the “Post-Event Fund”), the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Reinsurance Interval Fund” and, together with the Reinsurance Fund, the High Yield Reinsurance Fund, and the Post-Event Fund the “Reinsurance Funds”), the Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”), the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund” and, together with the U.S. Large Cap VRP Fund and the U.S. Small Cap VRP Fund, the “U.S. VRP Funds”), the Stone Ridge International Developed Markets Variance Risk Premium Fund (the “Developed Markets VRP Fund”), the Stone Ridge Emerging Markets Variance Risk Premium Fund (the “Emerging Markets VRP Fund”), the Stone Ridge International Variance Risk Premium Master Fund (the “International VRP Master Fund”), the Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global VRP Master Fund” and, together with the Developed Markets VRP Fund, the Emerging Markets VRP Fund, and the International VRP Master Fund, the “International VRP Funds”), the Stone Ridge All Asset Variance Risk Premium Fund (the “AVRPX Fund” and, together with the U.S. VRP Funds and the International VRP Funds, the “VRP Funds”) and the Stone Ridge Alternative Lending Risk Premium Fund (the “Alternative Lending Fund” and, together with the Reinsurance Funds and the VRP Funds, the “Funds”).

The Funds are sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ risks and investment objectives, as an investment in the Funds may not be appropriate for all investors and the Funds are not designed to be a complete investment program. There can be no assurance that the Funds will achieve their investment objectives. An investment in the Funds involves a high degree of risk. It is possible that investing in a Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund, an investor should read the discussion of the risks of investing in the Fund in the relevant prospectus.

Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investing in funds involves risks, as does all investing. Principal loss is possible.

Derivatives are financial contracts the value of which depends on, or is derived from, the underlying security or other reference asset. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. A Fund may invest in derivatives to generate income from premiums, for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by a Fund. A Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying investments involves the risk that, if the volatility of the underlying investments is greater than expected, the Fund will bear losses to the extent of its obligations under the

Stone Ridge Funds	Annual Report	October 31, 2016

Shareholder Letter

relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events.

The use of derivatives can lead to losses because of adverse movements in the price or value of the reference instrument, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in a Fund, which magnifies the Fund’s exposure to the reference instrument and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing a Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the Adviser’s failure to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the reference instrument.

Successful options strategies may require the anticipation of future movements in securities prices or other economic factors of the underlying investments. No assurances can be given that the Adviser’s judgment in this respect will be correct. When a call option is exercised, potential losses on written covered call options can be equal to the appreciation of the underlying security in excess of the option exercise price. When a put option is exercised, a Fund may be required to take delivery of an underlying instrument that it does not want to have in its portfolio, while paying a price for that security in excess of its current market price, or to make a cash payment equal to any depreciation in the value of the underlying instrument below the strike price of the put option. Accordingly, the potential losses from writing options can be substantial.

The value of equity instruments to which a Fund is exposed may fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate, and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types.The equity securities of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.

The equity securities of large-capitalization companies can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly the value of equity securities issued by large-capitalization companies may not rise to the same extent as the value of equity securities issued by small or mid-cap companies under certain market conditions or during certain periods.

Stone Ridge Funds	Annual Report	October 31, 2016

Shareholder Letter

Direct or indirect investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including differences in accounting, auditing and financial standards; less government supervision and regulation; currency risk; risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments; less publicly available information; less volume in foreign markets; increased costs of transacting in foreign markets. These risks are heightened in emerging markets.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The industry uses the models of two independent risk modeling firms, RMS and AIR. Some firms may use their own internal, proprietary risk models in addition to RMS and AIR models. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Every cat bond and quota share trade comes with a set of risk analytics and statistics. Cat bonds are all modeled by either RMS or AIR and the full set of risk statistics are provided in the offering circular. Quota shares are all modeled by RMS, AIR and/or the sponsor, and all the risk statistics are also provided.

Expected loss refers to the estimated annual loss as a percentage of the principal. This is calculated by the risk modeling firms using the results of thousands or millions of simulations. Median loss is a related term that refers to the estimated median loss in the thousands or millions of simulations that the risk modeling firms run for an asset or portfolio.

The value of the Alternative Lending Fund’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, is entirely dependent on the borrowers’ continued and timely payments. If a borrower is unable or fails to make payments on a loan for any reason, the Alternative Lending Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Alternative Lending Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. If the Alternative Lending Fund were unable to recover unpaid principal or interest due, this would cause the Alternative Lending Fund’s net asset value to decrease. Many of the Alternative Lending Fund’s investments are associated with loans that are unsecured obligations of borrowers. This means that they are not secured by any collateral, not insured by any third party, not backed by any governmental authority in any way and, except in the case of certain loans to businesses, not guaranteed by any third party. The Alternative Lending Fund generally will need to rely on the efforts of the platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. Even if a loan in which the Alternative Lending Fund has investment exposure is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with the

Stone Ridge Funds	Annual Report	October 31, 2016

Shareholder Letter

defaulting loan. It is possible that the same collateral could secure multiple loans, in which case the liquidation proceeds of the collateral may be insufficient to cover the payments due on all the loans secured by that collateral. The Alternative Lending Fund may have limited knowledge about the underlying loans and will be dependent upon the platform for information regarding underlying loans. Although the Alternative Lending Fund conducts diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Alternative Lending Fund, which the Fund will observe directly as payments are received. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. Although the Alternative Lending Fund conducts diligence on the credit scoring methodology used by platforms from which the Fund purchases alternative lending-related securities, the Fund typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and will not independently diligence or confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. The default history for alternative lending borrowing arrangements is limited and future defaults may be higher than historical defaults.

In general, the value of a debt security is likely to fall as interest rates rise. Below-investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The Alternative Lending Fund’s investments in securitization vehicles or other special purpose entities that hold alternative lending-related securities (asset-backed securities) may involve risks that differ from or are greater than risks associated with other types of investments.

The Alternative Lending Fund may invest directly or indirectly in the alternative lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to alternative lending-related securities of U.S. issuers. The foreign alternative lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the alternative lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Alternative Lending Fund. Foreign platforms may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. For example, bankruptcy laws may differ across the jurisdictions in which the Fund may invest and it may be difficult for the servicer to pursue borrowers who borrow through non-U.S. platforms. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Alternative Lending Fund. The Alternative Lending Fund’s investments in foreign securities may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies. The Alternative Lending Fund’s exposure to alternative lending-related securities issued by foreign issuers may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. As described further under “Currency Risk,” fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Alternative Lending Fund’s investments in alternative lending-related securities of foreign issuers. The Alternative Lending Fund is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.

Stone Ridge Funds	Annual Report	October 31, 2016

Shareholder Letter

Some Funds may obtain financing to make investments and may obtain leverage through derivative instruments or asset-backed securities that afford the Fund economic leverage. Therefore, such Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. Engaging in such transactions may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

The Funds may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund would like or at the price that a Fund believes the security is currently worth.

Each Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. In order to qualify for such treatment, a Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. A Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s ability to qualify for such treatment.

If, in any year, a Fund were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

For additional risks, please refer to the prospectus.

The Reinsurance Funds, the International VRP Funds, the AVRPX Fund and the Alternative Lending Fund are classified as non-diversified under the 1940 Act. Accordingly, these Funds may invest a greater portion of their assets in the securities of a single issuer than if they were “diversified” funds. To the extent that these Funds invest a higher percentage of their assets in the securities of a single issuer, they are subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

The AVRPX Fund and the Alternative Lending Fund each has a limited history of operations and is designed for long-term investors and not as a short-term trading vehicle.

The Post-Event Fund is a newly organized closed-end management investment company with no history of operations and is designed for long-term investors and not as a short-term trading vehicle. The Reinsurance Interval Fund has a limited history of operations and commenced investment operations on December 9, 2013.

Diversification does not assure a profit or protect against a loss in a declining market.

The Reinsurance Interval Fund, the AVRPX Fund, the Alternative Lending Fund and the Post-Event Fund have an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”),

Stone Ridge Funds	Annual Report	October 31, 2016

Shareholder Letter

subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares. Repurchase offers are currently expected to be 5% for the Reinsurance Interval Fund, the Alternative Lending Fund and the Post-Event Fund and 10% for the AVRPX Fund. In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed and the Funds do not currently intend to list their shares for trading on any national securities exchange. There is not expected to be any secondary trading market in these shares. The shares are, therefore, not marketable. Even though the Funds will make quarterly repurchase offers to repurchase a portion of the shares to try to provide liquidity to shareholders, you should consider the shares to be illiquid.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment decision.

Opinions expressed are subject to change at any time, and are not guaranteed and should not be considered investment advice.

Return on equity (ROE): A measure of a corporation’s profitability. Represents average return on equity on the securities in the portfolio, not the actual return on equity on the portfolio.

P&L: stands for “profit and loss”

RIA: stands for “Registered Investment Adviser”

AUM: stands for “Assets Under Management”

FOMO: stands for “Fear of Missing Out”

IM: stands for “instant messaging”

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest in an index.

The “Work Gratefully” section is inspired by Ego is the Enemy, by Ryan Holiday, select phrases used with permission of the author.

This information is intended for the shareholders of the Funds and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company, and it may be obtained by calling 855-609-3860. Read it carefully before investing. You can obtain the Funds’ most recent periodic reports and certain other regulatory filings by calling 855-609-3860 or visiting www.stoneridgefunds.com.

The Stone Ridge Funds are distributed by Quasar Distributors, LLC.

Stone Ridge Funds	Annual Report	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on February 1, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2016)
	1-year period ended 10/31/2016	Since Inception (02/01/13)
Stone Ridge Reinsurance Risk Premium Fund — Class I	6.46%	6.30%
Stone Ridge Reinsurance Risk Premium Fund — Class M	6.34%	6.15%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.11%

Stone Ridge Funds	Annual Report	October 31, 2016

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on February 1, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2016)
	1-year period ended 10/31/2016	Since Inception (02/01/13)
Stone Ridge High Yield Reinsurance Risk Premium Fund — Class I	6.82%	7.18%
Stone Ridge High Yield Reinsurance Risk Premium Fund — Class M	6.60%	7.01%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.11%

Stone Ridge Funds	Annual Report	October 31, 2016

STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on May 1, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2016)
	1-year period ended 10/31/2016	Since Inception (05/01/13)
Stone Ridge U.S. Large Cap Variance Risk Premium Fund — Class I	2.75%	6.96%
Stone Ridge U.S. Large Cap Variance Risk Premium Fund — Class M	2.67%	6.80%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.11%

Stone Ridge Funds	Annual Report	October 31, 2016

STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on May 1, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2016)
	1-year period ended 10/31/2016	Since Inception (05/01/13)
Stone Ridge U.S. Small Cap Variance Risk Premium Fund — Class I	0.31%	4.94%
Stone Ridge U.S. Small Cap Variance Risk Premium Fund — Class M	0.11%	4.77%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.11%

Stone Ridge Funds	Annual Report	October 31, 2016

STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on May 22, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2016)
	1-year period ended 10/31/2016	Since Inception (05/22/13)
Stone Ridge U.S. Variance Risk Premium Master Fund — Class I	1.81%	5.82%
Stone Ridge U.S. Variance Risk Premium Master Fund — Class M	1.72%	5.67%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.11%

Stone Ridge Funds	Annual Report	October 31, 2016

STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on February 11, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2016)
	1-year period ended 10/31/2016	Since Inception (02/11/14)
Stone Ridge International Developed Markets Variance Risk Premium Fund — Class I	(0.89%)	1.08%
Stone Ridge International Developed Markets Variance Risk Premium Fund — Class M	(0.99%)	0.97%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.13%

Stone Ridge Funds	Annual Report	October 31, 2016

STONE RIDGE EMERGING MARKETS VARIANCE RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on February 11, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2016)
	1-year period ended 10/31/2016	Since Inception (02/11/14)
Stone Ridge Emerging Markets Variance Risk Premium Fund — Class I	2.60%	(1.95%)
Stone Ridge Emerging Markets Variance Risk Premium Fund — Class M	2.38%	(2.11%)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.13%

Stone Ridge Funds	Annual Report	October 31, 2016

STONE RIDGE INTERNATIONAL VARIANCE RISK PREMIUM MASTER FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on February 11, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2016)
	1-year period ended 10/31/2016	Since Inception (02/11/14)
Stone Ridge International Variance Risk Premium Master Fund — Class I	0.00%	(0.27%)
Stone Ridge International Variance Risk Premium Master Fund — Class M	(0.11%)	(0.39%)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.13%

Stone Ridge Funds	Annual Report	October 31, 2016

STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on November 14, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2016)
	1-year period ended 10/31/2016	Since Inception (11/14/14)
Stone Ridge Global Equity Variance Risk Premium Master Fund — Class I	0.92%	1.06%
Stone Ridge Global Equity Variance Risk Premium Master Fund — Class M	0.71%	0.90%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.16%

Stone Ridge Funds	Annual Report	October 31, 2016

Management’s Discussion of Fund Performance

Stone Ridge Reinsurance Risk Premium Fund is designed to capture the reinsurance risk premium by investing in a broad set of reinsurance-linked securities, primarily focused on catastrophe bonds. For the twelve months ended October 31, 2016, the Fund’s total returns were 6.46%. The Fund’s performance is largely based on the occurrence or non-occurrence of natural or non-natural catastrophe events or other loss events around the world, which impact the performance of reinsurance-linked securities. The Fund’s exposures span many different regions and types of events covered. There were a number of natural and non-natural catastrophes around the world (for example the Alberta wildfire, Hurricane Matthew, and earthquakes in Japan and Ecuador) that did negatively impact certain of the Fund’s risk exposures, and therefore negatively impacted Fund performance. However, due in part to the breadth of the Fund’s risk exposures, the Fund’s performance was positive overall because premiums and coupons collected were greater than the losses incurred.

Stone Ridge High Yield Reinsurance Risk Premium Fund is designed to capture the reinsurance risk premium by investing in a broad set of reinsurance-linked securities, primarily focused on higher yielding catastrophe bonds. For the twelve months ended October 31, 2016, the Fund’s total returns were 6.82%. The Fund’s performance is largely based on the occurrence or non-occurrence of natural or non-natural catastrophe events or other loss events around the world, which impact the performance of reinsurance-linked securities. The Fund’s exposures span many different regions and types of events covered. There were a number of natural and non-natural catastrophes around the world (for example the Alberta wildfire, Hurricane Matthew, and earthquakes in Japan and Ecuador) that did negatively impact certain of the Fund’s risk exposures, and therefore negatively impacted Fund performance. However, due in part to the breadth of the Fund’s risk exposures, the Fund’s performance was positive overall because premiums and coupons collected were greater than the losses incurred.

Stone Ridge U.S. Large Cap Variance Risk Premium Fund is designed to capture the returns of the variance risk premium in U.S. large company stocks. For the 12 months ended October 31, 2016, total returns were 2.75%. The Fund’s performance is almost entirely based on derivatives. Performance is materially affected by two primary factors: exposure to the equity securities or equity indices underlying derivatives used by the Fund and exposure to the variance risk premium, which exists when the net premiums received by a seller of options and other derivatives, such as the Fund, exceed the net losses suffered on the resulting portfolio of derivative positions. The Fund’s performance is positively impacted by positive performance of the underlying equity securities or equity indices and by a positive variance risk premium. The variance risk premium is generally more likely to be positive during periods in which the “realized volatility” – the volatility actually experienced – of equity and equity index options is lower than the “implied volatility” – the expected level of volatility implied by an option’s price. Periods of positive performance for the Fund, such as the most recently completed fiscal year, correspond to periods when the combination of underlying exposure and variance risk premium exposure is positive. Periods of negative performance correspond to periods when the combination of underlying exposure and variance risk premium exposure is negative.

Stone Ridge U.S. Small Cap Variance Risk Premium Fund is designed to capture the returns of the variance risk premium in U.S. small company stocks. For the 12 months ended October 31, 2016, total returns were 0.31%. The Fund’s performance is almost entirely based on derivatives. Performance is materially affected by two primary factors: exposure to the equity securities or equity indices underlying derivatives used by the Fund and exposure to the variance risk premium, which exists when the net premiums received by a seller of options and other derivatives, such as the Fund, exceed the net losses suffered on the resulting portfolio of derivative positions. The Fund’s performance is positively impacted by positive performance of the underlying equity securities or equity indices and by a positive variance risk premium. The variance risk premium is generally more likely to be positive during periods in which the “realized volatility” – the volatility actually experienced – of equity and equity index options is lower than the “implied volatility” – the expected level of volatility implied by an option’s price. Periods of positive performance for the Fund, such as the most recently completed fiscal year, correspond to periods when the combination of underlying exposure and variance risk premium exposure is positive. Periods of negative performance correspond to periods when the combination of underlying exposure and variance risk premium exposure is negative.

Stone Ridge U.S. Variance Risk Premium Master Fund is designed to capture the returns of the variance risk premium in U.S. stocks by purchasing shares of the Stone Ridge U.S. Large Cap Variance Risk Premium Fund and the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “Underlying U.S. Funds”). For the 12 months ended October 31, 2016,

Stone Ridge Funds	Annual Report	October 31, 2016

Management’s Discussion of Fund Performance

total returns were 1.81%. A discussion of the factors that materially affected the performance of the Fund during the most recently completed fiscal year appears above under the discussion of the Underlying U.S. Funds’ performance.

Stone Ridge International Developed Markets Variance Risk Premium Fund is designed to capture the returns of the variance risk premium in developed market company stocks. For the 12 months ended October 31, 2016, total returns were -0.89%. The Fund’s performance is almost entirely based on derivatives. Performance is materially affected by two primary factors: exposure to the equity securities or equity indices underlying derivatives used by the Fund and exposure to the variance risk premium, which exists when the net premiums received by a seller of options and other derivatives, such as the Fund, exceed the net losses suffered on the resulting portfolio of derivative positions. The Fund’s performance is positively impacted by positive performance of the underlying equity securities or equity indices and by a positive variance risk premium. The variance risk premium is generally more likely to be positive during periods in which the “realized volatility” – the volatility actually experienced – of equity and equity index options is lower than the “implied volatility” – the expected level of volatility implied by an option’s price. Periods of positive performance for the Fund correspond to periods when the combination of underlying exposure and variance risk premium exposure is positive. Periods of negative performance, such as the most recently completed fiscal year, correspond to periods when the combination of underlying exposure and variance risk premium exposure is negative.

Stone Ridge Emerging Markets Variance Risk Premium Fund is designed to capture the returns of the variance risk premium in emerging market company stocks. For the 12 months ended October 31, 2016, total returns were 2.60%. The Fund’s performance is almost entirely based on derivatives. Performance is materially affected by two primary factors: exposure to the equity securities or equity indices underlying derivatives used by the Fund and exposure to the variance risk premium, which exists when the net premiums received by a seller of options and other derivatives, such as the Fund, exceed the net losses suffered on the resulting portfolio of derivative positions. The Fund’s performance is positively impacted by positive performance of the underlying equity securities or equity indices and by a positive variance risk premium. The variance risk premium is generally more likely to be positive during periods in which the “realized volatility” – the volatility actually experienced – of equity and equity index options is lower than the “implied volatility” – the expected level of volatility implied by an option’s price. Periods of positive performance for the Fund, such as the most recently completed fiscal year, correspond to periods when the combination of underlying exposure and variance risk premium exposure is positive. Periods of negative performance correspond to periods when the combination of underlying exposure and variance risk premium exposure is negative.

Stone Ridge International Variance Risk Premium Master Fund is designed to capture the returns of the variance risk premium in international stocks by purchasing shares of the Stone Ridge International Developed Markets Variance Risk Premium Fund and the Stone Ridge International Emerging Markets Variance Risk Premium Fund (the “Underlying International Funds”). For the 12 months ended October 31, 2016, total returns were 0.00%. A discussion of the factors that materially affected the performance of the Fund during the most recently completed fiscal year appears above under the discussion of the Underlying International Funds’ performance.

Stone Ridge Global Equity Variance Risk Premium Master Fund is designed to capture the returns of the variance risk premium in U.S. and international stocks by purchasing shares of each of the Underlying U.S. Funds and the Underlying International Funds. For the 12 months ended October 31, 2016, total returns were 0.92%. A discussion of the factors that materially affected the performance of the Fund during the most recently completed fiscal year appears above under the discussion of the performance of the Underlying U.S. Funds and the Underlying International Funds.

Stone Ridge Funds	Annual Report	October 31, 2016

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2016 (Unaudited)

STONE RIDGE REINSURANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2016	$9,206,521	0.9%

2017	357,773,249	33.8%

2018	285,559,299	26.9%

2019	169,124,210	16.0%

2020	61,657,498	5.8%

2021	81,683,235	7.7%

2022	825,815	0.1%

2023	9,939,976	0.9%

2034	10,630,277	1.0%

Not Applicable	97,605,483	9.2%

Other(2)	(24,119,249)	(2.3%)
	$1,059,886,314

STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY SECTOR

Financials	$5,744	0.0%

Other(1)	379,219,465	100.0%
	$379,225,209

STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND PORTFOLIO ALLOCATION BY HOLDINGS

Stone Ridge U.S. Large Cap Variance Risk Premium Fund - Class I	$142,938,445	67.0%

Stone Ridge U.S. Small Cap Variance Risk Premium Fund - Class I	70,735,027	33.1%

Other(2)	(107,439)	(0.1%)
	$213,566,033

STONE RIDGE EMERGING MARKETS VARIANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY SECTOR

Other(1)	$48,704,391	100.0%
$48,704,391

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2016	$18,385,126	3.7%

2017	153,353,021	30.8%

2018	148,862,229	30.0%

2019	80,703,592	16.2%

2020	14,900,194	3.0%

2021	19,099,184	3.8%

2023	1,694,108	0.3%

2034	9,605,268	1.9%

Not Applicable	51,105,574	10.3%

Other(1)	272,087	0.0%
	$497,980,383

STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY SECTOR

Telecommunication Services	$6,804	0.0%

Other(1)	128,280,473	100.0%
	$128,287,277

STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY SECTOR

Other(1)	$96,813,728	100.0%
$96,813,728

STONE RIDGE INTERNATIONAL VARIANCE RISK PREMIUM MASTER FUND PORTFOLIO ALLOCATION BY HOLDINGS

Stone Ridge International Developed Markets Variance Risk Premium Fund - Class I	$7,808,414	66.3%

Stone Ridge Emerging Markets Variance Risk Premium Fund - Class I	3,940,499	33.4%

Other(1)	38,227	0.3%
	$11,787,140

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2016 (Unaudited)

STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND PORTFOLIO ALLOCATION BY HOLDINGS

Stone Ridge International Developed Markets Variance Risk Premium Fund - Class I	$13,607,866	33.4%

Stone Ridge U.S. Large Cap Variance Risk Premium Fund - Class I	13,588,476	33.3%

Stone Ridge Emerging Markets Variance Risk Premium Fund - Class I	6,751,049	16.6%

Stone Ridge U.S. Small Cap Variance Risk Premium Fund - Class I	6,683,515	16.4%

Other(1)	134,005	0.3%
	$40,764,911

(1)	Cash, cash equivalents, short term investments and other assets less liabilities.
(2)	Cash, cash equivalents, short term investments and liabilities in excess of other assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying footnotes are an integral part of these Schedules of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT		FAIR VALUE
EVENT-LINKED BONDS - 83.1%

China - 0.1%

Earthquake - 0.1%
Panda Re 2015-1 4.334%, 06/30/2018 (a)(b)(c) (Cost: $1,397,000; Acquisition Date: 06/26/2015)		$1,397,000	$1,397,615

Europe - 0.5%

Windstorm - 0.5%
Calypso Capital II Class B 4.100%, 01/08/2018 (a)(b)(c) (Cost: $3,733,927; Acquisition Date: 10/07/2013)	EUR	2,750,000	3,053,694
Green Fields II 2013-1 A 2.750%, 01/09/2017 (a)(b)(c) (Cost: $2,973,477; Acquisition Date: 06/20/2013)	EUR	2,250,000	2,464,021

			5,517,715

Global - 30.0%

Earthquake - 0.8%
Acorn Re 2015-1 4.183%, 07/17/2018 (a)(b)(c)(j) (Cost: $6,595,000; Acquisition Date: 07/20/2015)		$6,595,000	6,791,201
Tramline Re II 2013-1 A 3.534%, 07/07/2017 (a)(b)(c)(j) (Cost: $1,750,000; Acquisition Date: 06/19/2013)		1,750,000	1,753,938

			8,545,139

Mortality/Longevity - 2.7%
Benu Capital Class B 3.350%, 01/08/2020 (a)(b)(c) (Cost: $12,884,938; Acquisition Date: 04/21/2015)	EUR	12,000,000	13,309,402
Chesterfield Re 2014-1 4.500%, 12/15/2034 (c) (Cost: $10,574,102; Acquisition Date: 12/11/2014)		$10,574,102	10,630,277
Vita Capital VI 3.647%, 01/08/2021 (a)(b)(c)(j) (Cost: $3,000,000; Acquisition Date: 12/15/2015)		3,000,000	3,062,400
Vitality Re VI Class B 2.384%, 01/08/2018 (a)(b)(c) (Cost: $1,000,000; Acquisition Date: 01/21/2015)		1,000,000	998,950

			28,001,029

Multiperil - 25.7%
Atlas IX 2015-1 8.291%, 01/07/2019 (a)(b)(c) (Cost: $4,910,000; Acquisition Date: 02/05/2015)		4,910,000	5,008,200

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 25.7% (continued)
Atlas IX 2016-1 8.206%, 01/08/2020 (a)(b)(c) (Cost: $17,215,000; Acquisition Date: 12/23/2015)	$17,215,000	$18,042,181
Galileo Re 2013-1 7.684%, 01/09/2017 (a)(b)(c) (Cost: $5,500,000; Acquisition Date: 10/23/2013)	5,500,000	5,539,325
Galileo Re 2015-1 Class A 13.784%, 01/08/2018 (a)(b)(c) (Cost: $12,951,248; Original Acquisition Date: 01/29/2015)	12,861,000	13,312,421
Galileo Re 2016-1 Class A 13.784%, 01/08/2019 (a)(b)(c) (Cost: $9,285,000; Acquisition Date: 01/20/2016)	9,285,000	9,713,503
Galileo Re 2016-1 Class B 9.284%, 01/08/2019 (a)(b)(c) (Cost: $9,285,000; Acquisition Date: 01/20/2016)	9,285,000	9,630,402
Galileo Re 2016-1 Class C 7.284%, 01/08/2019 (a)(b)(c) (Cost: $9,285,000; Acquisition Date: 01/20/2016)	9,285,000	9,545,908
Kilimanjaro Re 2014-1 Class B 4.784%, 04/30/2018 (a)(b)(c) (Cost: $10,802,000; Acquisition Date: 04/17/2014)	10,802,000	11,011,019
Kilimanjaro Re 2014-2 Class C 4.034%, 11/25/2019 (a)(b)(c)(j) (Cost: $28,158,000; Acquisition Date: 11/07/2014)	28,158,000	28,583,186
Kilimanjaro Re 2015-1 Class D 9.534%, 12/06/2019 (a)(b)(c) (Cost: $6,742,000; Acquisition Date: 11/10/2015)	6,742,000	7,055,166
Kilimanjaro Re 2015-1 Class E 7.034%, 12/06/2019 (a)(b)(c) (Cost: $10,687,645; Original Acquisition Date: 11/10/2015)	10,674,000	11,066,803
Loma Re 2013-1 A 9.654%, 01/08/2018 (a)(b)(c) (Cost: $2,271,000; Acquisition Date: 12/20/2013)	2,271,000	2,351,507
Loma Re 2013-1 B 12.024%, 01/08/2018 (a)(b)(c) (Cost: $6,814,000; Acquisition Date: 12/20/2013)	6,814,000	7,052,831
Loma Re 2013-1 C 18.024%, 01/08/2018 (a)(b)(c) (Cost: $11,781,000; Acquisition Date: 12/20/2013)	11,781,000	12,440,736
Mythen Re 2012-2 A 9.098%, 01/05/2017 (a)(b)(c) (Cost: $579,275; Acquisition Date: 06/04/2013)	578,000	582,566

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT		FAIR VALUE
Multiperil - 25.7% (continued)
Queen Street XII 6.337%, 04/08/2020 (a)(b)(c) (Cost: $2,414,000; Acquisition Date: 05/13/2016)		$2,414,000	$2,443,813
Resilience Re Series 1642B 11.070%, 04/07/2017 (a)(b)(c)(d) (Cost: $9,651,607; Acquisition Date: 04/07/2016)		10,720,000	10,564,560
Tradewynd Re 2013-1 1 9.934%, 07/09/2018 (a)(b)(c) (Cost: $10,357,000; Acquisition Date: 07/02/2013)		10,357,000	11,267,898
Tradewynd Re 2013-2 3-A 6.494%, 01/09/2017 (a)(b)(c) (Cost: $12,481,000; Acquisition Date: 12/04/2013)		12,481,000	12,565,871
Tradewynd Re 2013-2 3-B 7.174%, 01/09/2017 (a)(b)(c) (Cost: $10,698,000; Acquisition Date: 12/04/2013)		10,698,000	10,776,095
Tradewynd Re 2014-1 Class 3-A 5.310%, 01/08/2018 (a)(b)(c) (Cost: $10,554,000; Acquisition Date: 12/05/2014)		10,554,000	10,717,059
Tradewynd Re 2014-1 Class 3-B 7.450%, 01/08/2018 (a)(b)(c) (Cost: $28,143,000; Acquisition Date: 12/05/2014)		28,143,000	28,926,783
Tramline Re II 2014-1 Class A 10.034%, 01/04/2019 (a)(b)(c) (Cost: $18,115,000; Acquisition Date: 12/04/2014)		18,115,000	18,777,103
VenTerra Re 2013-1 A 4.034%, 01/09/2017 (a)(b)(c) (Cost: $15,310,795; Original Acquisition Date: 12/20/2013)		15,310,000	15,347,509

			272,322,445

Other - 0.3%
Operational Re 5.500%, 04/08/2021 (a)(c) (Cost: $3,551,138; Acquisition Date: 05/19/2016)	CHF	3,519,000	3,534,291

Windstorm - 0.5%
Queen Street X Re Ltd 6.034%, 06/08/2018 (a)(b)(c)(j) (Cost: $901,000; Acquisition Date: 03/25/2015)		$901,000	906,992
Queen Street XI Re DAC 6.434%, 06/07/2019 (a)(b)(c)(j) (Cost: $4,104,000; Acquisition Date: 12/15/2015)		4,104,000	4,171,716

			5,078,708

			317,481,612

	PRINCIPAL AMOUNT	FAIR VALUE
Japan - 3.7%

Earthquake - 3.6%
Kizuna Re II Class A 2.534%, 04/06/2018 (a)(b)(c)(j) (Cost: $6,750,000; Acquisition Date: 02/28/2014)	$6,750,000	$6,761,475
Kizuna Re II Class B 2.784%, 04/06/2018 (a)(b)(c) (Cost: $4,500,000; Acquisition Date: 02/28/2014)	4,500,000	4,499,325
Nakama Re 2.784%, 04/13/2018 (a)(b)(c)(j) (Cost: $4,250,000; Acquisition Date: 05/23/2014)	4,250,000	4,264,875
Nakama Re 2014-2 Class 2 3.159%, 01/16/2020 (a)(b)(c)(j) (Cost: $5,631,936; Original Acquisition Date: 12/12/2014)	5,625,000	5,729,625
Nakama Re 2015-1 3.534%, 01/14/2021 (a)(b)(c)(j) (Cost: $6,000,000; Acquisition Date: 12/14/2015)	6,000,000	6,153,600
Nakama Re 2016-1 Class 1 3.068%, 10/13/2021 (a)(b)(c)(j) (Cost: $7,500,000; Acquisition Date: 09/21/2016)	7,500,000	7,501,875
Nakama Re 2016-1 Class 2 4.118%, 10/13/2021 (a)(b)(c)|(j) (Cost: $3,364,000; Acquisition Date: 09/21/2016)	3,364,000	3,363,327

		38,274,102

Windstorm - 0.1%
Aozora Re 2016-1 A 3.278%, 04/07/2020 (a)(b)(c) (Cost: $797,000; Acquisition Date: 03/23/2016)	797,000	806,365

		39,080,467

Turkey - 0.3%

Earthquake - 0.3%
Bosphorus Re 2015-1 4.036%, 08/17/2018 (a)(b)(c)(j) (Cost: $3,250,000; Acquisition Date: 08/11/2015)	3,250,000	3,280,550

United States - 48.5%

Earthquake - 4.8%
Golden State Re II 2.484%, 01/08/2019 (a)(b)(c)(j) (Cost: $4,200,000; Acquisition Date: 09/10/2014)	4,200,000	4,181,520
Merna Re 2015-1 2.284%, 04/09/2018 (a)(b)(c)(j) (Cost: $1,478,000; Acquisition Date: 03/16/2015)	1,478,000	1,481,769

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Earthquake - 4.8% (continued)
Merna Re 2016-1 2.534%, 04/08/2019 (a)(b)(c) (Cost: $788,000; Acquisition Date: 03/24/2016)	$788,000	$793,831
Ursa Re 2014-1 Class A 3.500%, 12/07/2017 (a)(b)(c) (Cost: $5,631,000; Acquisition Date: 11/14/2014)	5,631,000	5,657,466
Ursa Re 2014-1 Class B 5.000%, 12/07/2017 (a)(b)(c)(j) (Cost: $20,237,000; Acquisition Date: 11/14/2014)	20,237,000	20,517,282
Ursa Re 2015-1 5.000%, 09/21/2018 (a)(b)(c)(j) (Cost: $17,550,000; Acquisition Date: 09/10/2015)	17,550,000	17,907,143

		50,539,011

Multiperil - 26.3%
Blue Halo Re 2016-1 A 14.284%, 06/21/2019 (a)(b)(c) (Cost: $3,297,000; Acquisition Date: 06/10/2016)	3,297,000	3,203,200
Blue Halo Re 2016-1 B 20.034%, 06/21/2019 (a)(b)(c) (Cost: $1,805,000; Acquisition Date: 06/10/2016)	1,805,000	1,754,550
Blue Halo Re 2016-2 C 8.534%, 07/26/2019 (a)(b)(c) (Cost: $4,855,000; Acquisition Date: 07/18/2016)	4,855,000	4,930,738
Caelus Re 2013-2 A 7.134%, 04/07/2017 (a)(b)(c) (Cost: $20,494,000; Acquisition Date: 03/28/2013)	20,494,000	20,912,078
Caelus Re IV 2016-1 5.784%, 03/06/2020 (a)(b)(c) (Cost: $7,818,000; Acquisition Date: 02/23/2016)	7,818,000	8,164,337
East Lane Re VI 2.934%, 03/14/2018 (a)(b)(c) (Cost: $14,467,000; Acquisition Date: 03/03/2014)	14,467,000	14,625,414
East Lane VI 2015-1 3.674%, 03/13/2020 (a)(b)(c) (Cost: $7,597,000; Acquisition Date: 03/02/2015)	7,597,000	7,793,762
Espada Re 2016-1 20 5.750%, 06/06/2020 (a)(b)(c) (Cost: $1,217,000; Acquisition Date: 02/12/2016)	1,217,000	1,233,430
First Coast Re 2016-1 Class A 4.284%, 06/07/2019 (a)(b)(c) (Cost: $4,865,000; Acquisition Date: 05/25/2016)	4,865,000	4,953,056

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 26.3% (continued)
Laetere Re 2012-2 A 6.191%, 06/06/2017 (a)(b)(c)(d) (Cost: $2,680,802; Acquisition Date: 05/26/2016)	$2,780,000	$2,727,041
Laetere Re 2016-1 B 10.175%, 06/06/2017 (a)(b)(c)(d) (Cost: $2,294,489; Acquisition Date: 05/26/2016)	2,433,000	2,362,686
Laetere Re 2016-1 C 20.532%, 06/06/2017 (a)(b)(c)(d) (Cost: $4,966,154; Acquisition Date: 05/26/2016)	5,560,000	5,136,884
Long Point Re III 2015-1 3.750%, 05/23/2018 (a)(b)(c) (Cost: $10,569,000; Acquisition Date: 05/07/2015)	10,569,000	10,825,298
Mona Lisa Re 2013-2 A 7.584%, 07/07/2017 (a)(b)(c) (Cost: $16,164,000; Acquisition Date: 07/01/2013)	16,164,000	16,715,192
PennUnion Re 2015-1 4.784%, 12/07/2018 (a)(b)(c) (Cost: $1,825,000; Acquisition Date: 10/05/2015)	1,825,000	1,865,880
Residential Re 2012-2 2 6.034%, 12/06/2016 (a)(b)(c) (Cost: $1,150,234; Acquisition Date: 05/15/2013)	1,149,000	1,151,355
Residential Re 2012-2 4 19.284%, 12/06/2016 (a)(b)(c) (Cost: $2,573,896; Acquisition Date: 05/03/2013)	2,570,000	2,592,359
Residential Re 2012-2 Class 1 4.784%, 12/06/2018 (a)(b)(c) (Cost: $978,747; Acquisition Date: 09/23/2016)	975,000	976,560
Residential Re 2013-1 11 8.284%, 06/06/2017 (a)(b)(c) (Cost: $23,100,000; Acquisition Date: 05/22/2013)	23,100,000	23,775,675
Residential Re 2013-1 3 9.534%, 06/06/2017 (a)(b)(c) (Cost: $12,600,000; Acquisition Date: 05/22/2013)	12,600,000	13,092,660
Residential Re 2013-2 1 20.284%, 12/06/2017 (a)(b)(c) (Cost: $8,518,157; Original Acquisition Date: 11/18/2013)	8,485,000	8,903,311
Residential Re 2013-2 4 5.534%, 12/06/2017 (a)(b)(c) (Cost: $3,600,000; Acquisition Date: 11/18/2013)	3,600,000	3,645,000
Residential Re 2014-1 10 15.364%, 06/06/2018 (a)(b)(c) (Cost: $9,197,000; Acquisition Date: 05/22/2014)	9,197,000	9,523,034

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 26.3% (continued)
Residential Re 2014-1 3.894%, 06/06/2018 (a)(b)(c) (Cost: $2,544,000; Acquisition Date: 05/22/2014)	$2,544,000	$2,584,450
Residential Re 2014-2 Class 4 5.084%, 12/06/2018 (a)(b)(c) (Cost: $5,653,000; Acquisition Date: 11/20/2014)	5,653,000	5,725,641
Residential Re 2015-1 Class 10 11.254%, 06/06/2019 (a)(b)(c) (Cost: $4,070,000; Acquisition Date: 05/21/2015)	4,070,000	4,184,571
Residential Re 2015-1 Class 11 6.244%, 06/06/2019 (a)(b)(c) (Cost: $4,428,000; Acquisition Date: 05/21/2015)	4,428,000	4,586,522
Residential Re 2015-2 Class 3 7.534%, 12/06/2019 (a)(b)(c) (Cost: $8,495,000; Acquisition Date: 11/20/2015)	8,495,000	8,767,690
Residential Re 2016-1 10 11.784%, 06/06/2023 (a)(b)(c) (Cost: $1,663,000; Acquisition Date: 04/28/2016)	1,663,000	1,716,382
Residential Re 2016-1 11 5.034%, 06/06/2023 (a)(b)(c) (Cost: $2,138,000; Acquisition Date: 04/28/2016)	2,138,000	2,153,394
Residential Re 2016-1 13 3.534%, 06/06/2023 (a)(b)(c) (Cost: $6,000,000; Acquisition Date: 04/28/2016)	6,000,000	6,070,200
Riverfront Re 2014 4.284%, 01/06/2017 (a)(b)(c) (Cost: $4,512,000; Acquisition Date: 03/20/2014)	4,512,000	4,514,256
Sanders Re 2013-1 A 3.784%, 05/05/2017 (a)(b)(c) (Cost: $22,000,000; Acquisition Date: 04/29/2013)	22,000,000	22,161,700
Sanders Re 2013-1 B 4.284%, 05/05/2017 (a)(b)(c) (Cost: $5,407,000; Acquisition Date: 04/29/2013)	5,407,000	5,459,448
Sanders Re 2014-1 B 3.364%, 05/25/2018 (a)(b)(c) (Cost: $18,750,000; Acquisition Date: 05/07/2014)	18,750,000	18,991,875
Sanders Re 2014-1 C 3.584%, 05/25/2018 (a)(b)(c) (Cost: $19,000,000; Acquisition Date: 05/07/2014)	19,000,000	19,239,400
Sanders Re 2014-2 4.054%, 06/07/2017 (a)(b)(c)(j) (Cost: $901,336; Original Acquisition Date: 05/23/2014)	900,000	907,245

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 26.3% (continued)
Skyline Re 2014-1 A 14.284%, 01/23/2017 (a)(b)(c) (Cost: $1,426,000; Acquisition Date: 01/23/2014)	$1,426,000	$1,446,463

		279,372,737

Windstorm - 17.4%
Alamo Re 2015-1 Class A 6.064%, 06/07/2018 (a)(b)(c) (Cost: $9,709,502; Acquisition Date: 01/23/2014)	9,674,000	10,063,378
Alamo Re 2015-1 Class B 4.904%, 06/07/2018 (a)(b)(c) (Cost: $4,942,384; Original Acquisition Date: 05/06/2015)	4,926,000	5,147,177
Alamo Re Ltd. 5.484%, 06/07/2017 (a)(b)(c) (Cost: $22,217,465; Original Acquisition Date: 06/18/2014)	22,108,000	22,519,209
Armor Re Ltd. 4.734%, 12/15/2016 (a)(b)(c) (Cost: $5,450,000; Acquisition Date: 05/01/2014)	5,450,000	5,462,807
Citrus Re 2014-1 5.294%, 04/18/2017 (a)(b)(c) (Cost: $6,353,000; Acquisition Date: 04/10/2014)	6,353,000	6,399,377
Citrus Re 2014-2 4.584%, 04/24/2017 (a)(b)(c) (Cost: $1,410,000; Acquisition Date: 04/17/2014)	1,410,000	1,423,184
Citrus Re 2015-1 Class A 5.424%, 04/09/2018 (a)(b)(c) (Cost: $5,985,000; Acquisition Date: 04/01/2015)	5,985,000	6,110,386
Citrus Re 2015-1 Class B 7.244%, 04/09/2018 (a)(b)(c) (Cost: $8,977,000; Acquisition Date: 04/01/2015)	8,977,000	9,223,868
Citrus Re 2015-1 Class C 9.314%, 04/09/2018 (a)(b)(c) (Cost: $2,768,000; Acquisition Date: 04/01/2015)	2,768,000	2,874,291
Citrus Re 2016-1 D-50 7.784%, 02/25/2019 (a)(b)(c) (Cost: $3,887,000; Acquisition Date: 02/19/2016)	3,887,000	4,073,770
Citrus Re 2016-1 E-50 10.784%, 02/25/2019 (a)(b)(c) (Cost: $3,239,000; Acquisition Date: 02/19/2016)	3,239,000	3,408,076
Cranberry Re 2015-1 4.144%, 07/06/2018 (a)(b)(c) (Cost: $2,609,000; Acquisition Date: 04/23/2015)	2,609,000	2,682,313

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Windstorm - 17.4% (continued)
Everglades Re 2014 7.394%, 04/28/2017 (a)(b)(c) (Cost: $38,707,219; Original Acquisition Date: 04/24/2014)	$38,605,000	$39,409,914
Everglades Re II 2015-1 5.514%, 05/03/2018 (a)(b)(c)(j) (Cost: $6,897,000; Acquisition Date: 04/30/2015)	6,897,000	7,037,009
Gator Re 2014 6.554%, 01/09/2017 (a)(b)(c) (Cost: $13,750,000; Acquisition Date: 03/04/2014)	13,750,000	12,938,750
Kilimanjaro Re 2014-1 Class A 5.034%, 04/30/2018 (a)(b)(c)(j) (Cost: $9,269,000; Acquisition Date: 04/17/2014)	9,269,000	9,440,477
Manatee Re 2015-1 5.284%, 12/22/2017 (a)(b)(c) (Cost: $2,424,000; Acquisition Date: 03/23/2015)	2,424,000	2,450,543
Manatee Re 2016-1 A 5.250%, 03/13/2019 (a)(b)(c) (Cost: $556,000; Acquisition Date: 03/02/2016)	556,000	564,729
Manatee Re 2016-1 C 16.250%, 03/14/2022 (a)(b)(c) (Cost: $835,000; Acquisition Date: 03/02/2016)	835,000	825,815
Market Re 2016-2 6.724%, 06/07/2017 (a)(b)(c)(d) (Cost: $6,459,000; Acquisition Date: 06/03/2016)	6,459,000	6,767,094
Market Re 2016-3 3.000%, 07/08/2019 (a)(b)(c) (Cost: $4,000,000; Acquisition Date: 06/21/2016)	4,000,000	4,005,800
Oakleaf Re Ltd. 2016-1 A 5.750%, 06/08/2017 (a)(b)(c) (Cost: $2,085,000; Acquisition Date: 05/31/2016)	2,085,000	2,166,732
Pelican Re 2013-1 A 6.284%, 05/15/2017 (a)(b)(c) (Cost: $8,862,000; Acquisition Date: 04/24/2013)	8,862,000	9,046,773
Queen City 3.784%, 01/06/2017 (a)(b)(c) (Cost: $10,000,000; Acquisition Date: 12/18/2013)	10,000,000	10,000,500

		184,041,972

		513,953,720

TOTAL EVENT-LINKED BONDS (Cost $863,393,473)		880,711,679

	PRINCIPAL AMOUNT	FAIR VALUE
PARTICIPATION NOTES - 10.0%

Global - 10.0%

Multiperil - 10.0%
Atlas Re X Class A 04/03/2017 (a)(c)(e) (Cost: $24,789,000; Acquisition Date: 12/23/2013)	$24,789,000	$27,122,901
Eden Re II 2015-1 04/19/2018 (a)(e)(f)(g) (Cost: $0; Acquisition Date: 03/19/2015)	—	199,005
Eden Re II 2016-1 04/23/2019 (a)(c)(e)(h) (Cost: $14,722,628; Original Acquisition Date: 12/30/2015)	14,720,000	16,164,170
Sector Re V LTD Series 5 Class B 03/01/2020 (a)(f) (Cost: $61,538; Acquisition Date: 04/30/2015)	61,538	1,125,284
Sector Re V LTD Series 5 Class F 03/01/2020 (a)(f) (Cost: $37,500; Acquisition Date: 04/27/2015)	37,500	844,346
Sector Re V LTD Series 5 Class G 03/01/2020 (a)(f) (Cost: $60,208; Acquisition Date: 06/26/2015)	60,208	2,164,953
Sector Re V LTD Series 6 Class B 03/01/2021 (a)(f)(h) (Cost: $17,790,802; Acquisition Date: 04/28/2016)	17,790,802	18,943,646
Sector Re V LTD Series 6 Class F 03/01/2021 (a)(f)(h) (Cost: $4,012,000; Acquisition Date: 03/28/2016)	4,012,000	4,231,456
Sector Re V LTD Series 6 Class G 03/01/2021 (a)(f)(h) (Cost: $33,083,000; Acquisition Date: 04/28/2016)	33,083,000	34,892,640

TOTAL PARTICIPATION NOTES (Cost $94,556,676)		105,688,401

	SHARES	FAIR VALUE
PREFERENCE SHARES - 9.2%

Global - 9.2%

Multiperil - 9.2%
Arenal (Artex Segregated Account Company) (a)(e)(f) (Cost: $6,384,201; Acquisition Date: 03/28/2016)	5,421	6,522,054
Biscayne (Artex Segregated Account Company) (a)(e)(f) (Cost: $17,415,491; Original Acquisition Date: 04/30/2014)	17,296	19,922,197

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM FUND

	SHARES	FAIR VALUE
Multiperil - 9.2% (continued)
Hatteras (Artex Segregated Account Company) (a)(e)(f) (Cost: $6,300,000; Acquisition Date: 12/30/2014)	6,300	$7,243,460
Hilo (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $2,469,074; Acquisition Date: 06/09/2015)	2,469	2,964,234
Hudson Charles 2 (Mt Logan Re) (a)(f) (Cost: $8,062,500; Acquisition Date: 04/02/2014)	8,063	8,637,390
Hudson Charles 3 (Mt Logan Re) (a)(f) (Cost: $11,904,000; Acquisition Date: 06/19/2014)	11,904	12,756,400
Hudson Paul 3 (Mt Logan Re) (a)(f) (Cost: $8,062,500; Acquisition Date: 04/02/2014)	8,063	8,729,374
Kona (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $2,149,137; Acquisition Date: 07/23/2015)	2,412	2,718,912
LRe 2015 (a)(e)(f) (Cost: $25,828; Acquisition Date: 03/31/2015)	258	490,525
LRe 2016 (a)(e)(f)(h) (Cost: $5,107,000; Acquisition Date: 04/01/2016)	51,070	5,500,997
Minnewaska (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $3,744,456; Original Acquisition Date: 05/29/2015)	3,216	4,763,549
Rondout (Artex Segregated Account Company) (a)(e)(f) (Cost: $6,891,227; Acquisition Date: 05/29/2015)	6,083	8,160,429
Yoho (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $8,766,000; Acquisition Date: 05/17/2016)	8,766	9,195,962

TOTAL PREFERENCE SHARES (Cost $87,281,414)		97,605,483

SHORT-TERM INVESTMENTS - 0.0%

Money Market Fund - 0.0%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 0.27% (i)	26,377	26,377

	SHARES	FAIR VALUE
Money Market Fund - 0.0% (continued)
First American Government Obligations Fund - Class Z - 0.24% (i)	26,377	$26,377
First American Treasury Obligations Fund - Class Z - 0.22% (i)	26,377	26,377
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.21% (i)	26,377	26,377

TOTAL SHORT-TERM INVESTMENTS (Cost $105,508)		105,508

TOTAL INVESTMENTS (Cost $1,045,337,071) - 102.3%		1,084,111,071

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.3)%		(24,224,757)

TOTAL NET ASSETS - 100.0%		$1,059,886,314

Principal amounts stated in U.S. dollars unless otherwise stated.

Country shown is geographic area of peril risk.

Percentages are stated as a percent of net assets.

(a)	Foreign issued security. Total foreign securities by country of domicile are $1,073,375,286. Foreign concentration is as follows: Bermuda: 79.9%, Cayman Islands: 16.7%, Ireland: 4.7%
(b)	Variable rate security. The rate shown is as of October 31, 2016.
(c)	Security is restricted to resale to institutional investors. The Fund’s Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $923,998,750 which represented 87.2% of net assets.
(d)	Zero-coupon bond. Rate shown is the yield to maturity.
(e)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $110,968,395, which represents 10.5% of net assets.
(f)	Security is restricted to resale. The aggregate value of these securities at October 31, 2016 was $160,006,813, which represents 15.1% of net assets.
(g)	Security’s principal was returned in full so the fair value represents the expected future dividend receipt.
(h)	Non-income producing security.
(i)	Rate shown is the 7-day effective yield.
(j)	All or a portion of these securities are held as collateral as part of the Fund’s financing facility.

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM FUND

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS SOLD	NOTIONAL VALUE	UNREALIZED APPRECIATION
FUTURES CONTRACTS SOLD
Euro Fx, December 2016 Settlement	137	$18,815,238	$538,292
Swiss Franc, December 2016 Settlement	28	3,542,700	85,691
U.S. Treasury 5-Year Note, December 2016 Settlement	56	6,764,625	25,733

TOTAL FUTURES CONTRACTS SOLD		$29,122,563	$649,716

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	UNREALIZED DEPRECIATION
FUTURES CONTRACTS PURCHASED
Canadian Dollar, December 2016 Settlement	13	$968,825	$(44,487)

TOTAL FUTURES CONTRACTS PURCHASED		$968,825	$(44,487)

The accompanying footnotes are an integral part of these Schedules of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
EVENT-LINKED BONDS - 81.3%

China - 0.1%

Earthquake - 0.1%
Panda Re 2015-1 4.334%, 06/30/2018 (a)(b)(c) (Cost: $668,000; Acquisition Date: 06/26/2015)	$668,000	$668,294

Global - 26.9%

Earthquake - 0.6%
Acorn Re 2015-1 4.183%, 07/17/2018 (a)(b)(c)(j) (Cost: $3,155,000; Acquisition Date: 06/02/2015)	3,155,000	3,248,861

Mortality/Longevity - 1.9%
Chesterfield Re 2014-1 4.500%, 12/15/2034 (c) (Cost: $9,554,510; Acquisition Date: 12/11/2014)	9,554,510	9,605,268

Multiperil - 23.6%
Atlas IX 2015-1 8.291%, 01/07/2019 (a)(b)(c) (Cost: $2,074,000; Acquisition Date: 02/05/2015)	2,074,000	2,115,480
Atlas IX 2016-1 8.206%, 01/08/2020 (a)(b)(c) (Cost: $8,035,000; Acquisition Date: 12/23/2015)	8,035,000	8,421,082
Galileo Re 2013-1 7.684%, 01/09/2017 (a)(b)(c) (Cost: $4,000,000; Acquisition Date: 10/23/2013)	4,000,000	4,028,600
Galileo Re 2015-1 Class A 13.784%, 01/08/2018 (a)(b)(c) (Cost: $5,100,224; Original Acquisition Date: 01/29/2015)	5,069,000	5,246,922
Galileo Re 2016-1 Class A 13.784%, 01/08/2019 (a)(b)(c) (Cost: $4,333,000; Acquisition Date: 01/20/2016)	4,333,000	4,532,968
Galileo Re 2016-1 Class B 9.284%, 01/08/2019 (a)(b)(c)(j) (Cost: $4,333,000; Acquisition Date: 01/20/2016)	4,333,000	4,494,188
Galileo Re 2016-1 Class C 7.284%, 01/08/2019 (a)(b)(c)(j) (Cost: $4,332,000; Acquisition Date: 01/20/2016)	4,332,000	4,453,729
Kilimanjaro Re 2014-1 Class B 4.784%, 04/30/2018 (a)(b)(c) (Cost: $5,944,000; Acquisition Date: 04/17/2014)	5,944,000	6,059,016
Kilimanjaro Re 2014-2 Class C 4.034%, 11/25/2019 (a)(b)(c)(j) (Cost: $11,842,000; Acquisition Date: 11/07/2014)	11,842,000	12,020,814

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 23.6% (continued)
Kilimanjaro Re 2015-1 Class D 9.534%, 12/06/2019 (a)(b)(c)(j) (Cost: $3,258,000; Acquisition Date: 11/10/2015)	$3,258,000	$3,409,334
Kilimanjaro Re 2015-1 Class E 7.034%, 12/06/2019 (a)(b)(c)(j) (Cost: $5,115,990; Original Acquisition Date: 11/10/2015)	5,110,000	5,298,048
Loma Re 2013-1 A 9.654%, 01/08/2018 (a)(b)(c) (Cost: $1,394,000; Acquisition Date: 12/20/2013)	1,394,000	1,443,417
Loma Re 2013-1 B 12.024%, 01/08/2018 (a)(b)(c) (Cost: $3,181,000; Acquisition Date: 12/20/2013)	3,181,000	3,292,494
Loma Re 2013-1 C 18.024%, 01/08/2018 (a)(b)(c) (Cost: $7,230,000; Acquisition Date: 12/20/2013)	7,230,000	7,634,880
Mythen Re 2012-2 A 9.098%, 01/05/2017 (a)(b)(c)(j) (Cost: $422,931; Acquisition Date: 06/04/2013)	422,000	425,334
Queen Street XII 6.337%, 04/08/2020 (a)(b)(c) (Cost: $1,049,000; Acquisition Date: 05/13/2016)	1,049,000	1,061,955
Resilience Re Series 1642B 11.070%, 04/07/2017 (a)(b)(c)(d) (Cost: $4,223,478; Acquisition Date: 04/07/2016)	4,691,000	4,622,981
Tradewynd Re 2013-1 1 9.934%, 07/09/2018 (a)(b)(c) (Cost: $4,143,000; Acquisition Date: 07/02/2013)	4,143,000	4,507,377
Tradewynd Re 2013-2 3-A 6.494%, 01/09/2017 (a)(b)(c) (Cost: $5,019,000; Acquisition Date: 12/04/2013)	5,019,000	5,053,129
Tradewynd Re 2013-2 3-B 7.174%, 01/09/2017 (a)(b)(c) (Cost: $4,302,000; Acquisition Date: 12/04/2013)	4,302,000	4,333,405
Tradewynd Re 2014-1 Class 3-A 5.310%, 01/08/2018 (a)(b)(c) (Cost: $4,446,000; Acquisition Date: 12/05/2014)	4,446,000	4,514,691
Tradewynd Re 2014-1 Class 3-B 7.450%, 01/08/2018 (a)(b)(c) (Cost: $11,857,000; Acquisition Date: 12/05/2014)	11,857,000	12,187,217
Tramline Re II 2014-1 Class A 10.034%, 01/04/2019 (a)(b)(c) (Cost: $7,635,000; Acquisition Date: 12/04/2014)	7,635,000	7,914,059

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT		FAIR VALUE
Multiperil - 23.6% (continued)
VenTerra Re 2013-1 A 4.034%, 01/09/2017 (a)(b)(c) (Cost: $312,348; Acquisition Date: 04/21/2016)		$312,000	$312,764

			117,383,884

Other - 0.3%
Operational Re 5.500%, 04/08/2021 (a)(c) (Cost: $1,541,955; Acquisition Date: 05/19/2016)	CHF	1,528,000	1,534,640

Windstorm - 0.5%
Queen Street X Re Ltd 6.034%, 06/08/2018 (a)(b)(c)(j) (Cost: $378,000; Acquisition Date: 03/25/2015)		$378,000	380,514
Queen Street XI Re DAC 6.434%, 06/07/2019 (a)(b)(c)(j) (Cost: $1,896,000; Acquisition Date: 12/15/2015)		1,896,000	1,927,284

			2,307,798

			134,080,451

Japan - 0.4%

Earthquake - 0.3%
Nakama Re 2016-1 Class 2 4.118%, 10/13/2021 (a)(b)(c) (Cost: $1,466,000; Acquisition Date: 09/21/2016)		1,466,000	1,465,707

Windstorm - 0.1%
Aozora Re 2016-1 A 3.278%, 04/07/2020 (a)(b)(c) (Cost: $352,000; Acquisition Date: 03/23/2016)		352,000	356,136

			1,821,843

United States - 53.9%

Earthquake - 4.6%
Golden State Re II 2.484%, 01/08/2019 (a)(b)(c)(j) (Cost: $2,900,000; Acquisition Date: 09/10/2014)		2,900,000	2,887,240
Merna Re 2016-1 2.534%, 04/08/2019 (a)(b)(c) (Cost: $343,000; Acquisition Date: 03/24/2016)		343,000	345,538
Ursa Re 2014-1 Class A 3.500%, 12/07/2017 (a)(b)(c) (Cost: $2,369,000; Acquisition Date: 11/14/2014)		2,369,000	2,380,134
Ursa Re 2014-1 Class B 5.000%, 12/07/2017 (a)(b)(c)(j) (Cost: $8,513,000; Acquisition Date: 11/14/2014)		8,513,000	8,630,905

	PRINCIPAL AMOUNT	FAIR VALUE
Earthquake - 4.6% (continued)
Ursa Re 2015-1 5.000%, 09/21/2018 (a)(b)(c)(j) (Cost: $8,450,000; Acquisition Date: 09/10/2015)	$8,450,000	$8,621,958

		22,865,775

Multiperil - 21.4%
Blue Halo Re 2016-1 A 14.284%, 06/21/2019 (a)(b)(c) (Cost: $1,453,000; Acquisition Date: 06/10/2016)	1,453,000	1,411,662
Blue Halo Re 2016-1 B 20.034%, 06/21/2019 (a)(b)(c) (Cost: $795,000; Acquisition Date: 06/10/2016)	795,000	772,780
Blue Halo Re 2016-2 C 8.534%, 07/26/2019 (a)(b)(c) (Cost: $2,145,000; Acquisition Date: 07/18/2016)	2,145,000	2,178,462
Caelus Re 2013-2 A 7.134%, 04/07/2017 (a)(b)(c)(j) (Cost: $11,506,000; Acquisition Date: 03/28/2013)	11,506,000	11,740,722
East Lane Re VI 2.934%, 03/14/2018 (a)(b)(c) (Cost: $6,340,000; Acquisition Date: 03/03/2014)	6,340,000	6,409,423
East Lane VI 2015-1 3.674%, 03/13/2020 (a)(b)(c) (Cost: $3,190,000; Acquisition Date: 03/02/2015)	3,190,000	3,272,621
Espada Re 2016-1 20 5.750%, 06/06/2020 (a)(b)(c) (Cost: $568,000; Acquisition Date: 02/12/2016)	568,000	575,668
First Coast Re 2016-1 Class A 4.284%, 06/07/2019 (a)(b)(c) (Cost: $2,135,000; Acquisition Date: 05/25/2016)	2,135,000	2,173,643
Laetere Re 2016-1 A 6.191%, 06/06/2017 (a)(b)(c)(d) (Cost: $1,176,467; Acquisition Date: 05/26/2016)	1,220,000	1,196,759
Laetere Re 2016-1 B 10.175%, 06/06/2017 (a)(b)(c)(d) (Cost: $1,006,255; Acquisition Date: 05/26/2016)	1,067,000	1,036,164
Laetere Re 2016-1 C 20.532%, 06/06/2017 (a)(b)(c)(d) (Cost: $2,179,391; Acquisition Date: 05/26/2016)	2,440,000	2,254,316
Long Point Re III 2015-1 3.750%, 05/23/2018 (a)(b)(c)(j) (Cost: $4,431,000; Acquisition Date: 05/07/2015)	4,431,000	4,538,452

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 21.4% (continued)
Mona Lisa Re 2013-2 A 7.584%, 07/07/2017 (a)(b)(c)(j) (Cost: $1,836,000; Acquisition Date: 07/01/2013)	$1,836,000	$1,898,608
PennUnion Re 2015-1 4.784%, 12/07/2018 (a)(b)(c) (Cost: $1,004,000; Acquisition Date: 10/05/2015)	1,004,000	1,026,490
Residential Re 2012-2 2 6.034%, 12/06/2016 (a)(b)(c) (Cost: $851,914; Acquisition Date: 05/15/2013)	851,000	852,745
Residential Re 2012-2 4 19.284%, 12/06/2016 (a)(b)(c) (Cost: $1,782,698; Acquisition Date: 05/03/2013)	1,780,000	1,795,486
Residential Re 2012-2 Class 1 4.784%, 12/06/2018 (a)(b)(c) (Cost: $426,633; Acquisition Date: 09/23/2016)	425,000	425,680
Residential Re 2013-1 11 8.284%, 06/06/2017 (a)(b)(c)(j) (Cost: $15,400,000; Acquisition Date: 05/22/2013)	15,400,000	15,850,450
Residential Re 2013-1 9.534%, 06/06/2017 (a)(b)(c) (Cost: $8,400,000; Acquisition Date: 05/22/2013)	8,400,000	8,728,440
Residential Re 2013-2 1 20.284%, 12/06/2017 (a)(b)(c) (Cost: $4,152,592; Original Acquisition Date: 11/18/2013)	4,138,000	4,342,003
Residential Re 2013-2 4 5.534%, 12/06/2017 (a)(b)(c) (Cost: $1,900,000; Acquisition Date: 11/18/2013)	1,900,000	1,923,750
Residential Re 2014-1 10 15.364%, 06/06/2018 (a)(b)(c) (Cost: $3,965,000; Acquisition Date: 05/22/2014)	3,965,000	4,105,559
Residential Re 2014-1 13 3.894%, 06/06/2018 (a)(b)(c) (Cost: $1,097,000; Acquisition Date: 05/22/2014)	1,097,000	1,114,442
Residential Re 2014-2 Class 4 5.084%, 12/06/2018 (a)(b)(c) (Cost: $2,347,000; Acquisition Date: 11/20/2014)	2,347,000	2,377,159
Residential Re 2015-1 Class 10 11.254%, 06/06/2019 (a)(b)(c) (Cost: $1,983,000; Acquisition Date: 05/21/2015)	1,983,000	2,038,821
Residential Re 2015-1 Class 11 6.244%, 06/06/2019 (a)(b)(c) (Cost: $2,157,000; Acquisition Date: 05/21/2015)	2,157,000	2,234,221

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 21.4% (continued)
Residential Re 2015-2 Class 3 7.534%, 12/06/2019 (a)(b)(c) (Cost: $4,005,000; Acquisition Date: 05/20/2015)	$4,005,000	$4,133,561
Residential Re 2016-1 10 11.784%, 06/06/2023 (a)(b)(c) (Cost: $728,000; Acquisition Date: 04/28/2016)	728,000	751,369
Residential Re 2016-1 11 5.034%, 06/06/2023 (a)(b)(c) (Cost: $936,000; Acquisition Date: 04/28/2016)	936,000	942,739
Riverfront Re 2014 4.284%, 01/06/2017 (a)(b)(c) (Cost: $1,966,000; Acquisition Date: 05/20/2014)	1,966,000	1,966,983
Sanders Re 2013-1 B 4.284%, 05/05/2017 (a)(b)(c)(j) (Cost: $4,593,000; Acquisition Date: 04/29/2013)	4,593,000	4,637,552
Sanders Re 2014-1 D 4.154%, 05/28/2019 (a)(b)(c) (Cost: $6,705,000; Acquisition Date: 05/07/2014)	6,705,000	6,832,730
Sanders Re 2014-2 4.054%, 06/07/2017 (a)(b)(c) (Cost: $206,385; Acquisition Date: 04/27/2016)	206,000	207,658
Skyline Re 2014-1 A 14.284%, 01/23/2017 (a)(b)(c) (Cost: $408,000; Acquisition Date: 01/22/2014)	408,000	413,855

		106,160,973

Windstorm - 27.9%
Alamo Re 2015-1 Class A 6.064%, 06/07/2018 (a)(b)(c) (Cost: $25,073,685; Original Acquisition Date: 05/06/2015)	25,058,000	26,066,584
Alamo Re 2015-1 Class B 4.904%, 06/07/2018 (a)(b)(c) (Cost: $12,015,000; Acquisition Date: 05/06/2015)	12,015,000	12,554,473
Armor Re Ltd. 4.734%, 12/15/2016 (a)(b)(c) (Cost: $15,700,000; Acquisition Date: 05/01/2014)	15,700,000	15,736,895
Citrus Re 2014-1 5.294%, 04/18/2017 (a)(b)(c) (Cost: $2,703,000; Acquisition Date: 04/10/2014)	2,703,000	2,722,732
Citrus Re 2014-2 4.584%, 04/24/2017 (a)(b)(c) (Cost: $607,000; Acquisition Date: 04/17/2014)	607,000	612,675
Citrus Re 2015-1 Class A 5.424%, 04/09/2018 (a)(b)(c) (Cost: $2,514,000; Acquisition Date: 04/01/2015)	2,514,000	2,566,668

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Windstorm - 27.9% (continued)
Citrus Re 2015-1 Class B 7.244%, 04/09/2018 (a)(b)(c) (Cost: $3,770,000; Acquisition Date: 04/01/2015)	$3,770,000	$3,873,675
Citrus Re 2015-1 Class C 9.314%, 04/09/2018 (a)(b)(c) (Cost: $1,163,000; Acquisition Date: 04/01/2015)	1,163,000	1,207,659
Citrus Re 2016-1 D-50 7.784%, 02/25/2019 (a)(b)(c) (Cost: $856,000; Acquisition Date: 02/19/2016)	856,000	897,131
Citrus Re 2016-1 E-50 10.784%, 02/25/2019 (a)(b)(c) (Cost: $713,000; Acquisition Date: 02/19/2016)	713,000	750,219
Cranberry Re 2015-1 4.144%, 07/06/2018 (a)(b)(c) (Cost: $1,097,000; Acquisition Date: 04/25/2015)	1,097,000	1,127,826
Everglades Re 2014 7.394%, 04/28/2017 (a)(b)(c) (Cost: $28,682,140; Original Acquisition Date: 04/24/2014)	28,637,000	29,234,081
Everglades Re II 2015-1 5.514%, 05/03/2018 (a)(b)(c)(j) (Cost: $19,103,000; Acquisition Date: 04/30/2015)	19,103,000	19,490,791
Gator Re 2014 6.554%, 01/09/2017 (a)(b)(c) (Cost: $6,026,000; Acquisition Date: 03/04/2014)	6,026,000	5,670,466
Kilimanjaro Re 2014-1 Class A 5.034%, 04/30/2018 (a)(b)(c)(j) (Cost: $3,991,000; Acquisition Date: 04/17/2014)	3,991,000	4,064,834
Manatee Re 2015-1 5.284%, 12/22/2017 (a)(b)(c) (Cost: $1,005,000; Acquisition Date: 03/23/2015)	1,005,000	1,016,005
Market Re 2016-2 6.724%, 06/07/2017 (a)(b)(c)(d) (Cost: $2,841,000; Acquisition Date: 06/03/2016)	2,841,000	2,976,516
Oakleaf Re Ltd. 2016-1 A 5.750%, 06/08/2017 (a)(b)(c) (Cost: $915,000; Acquisition Date: 05/31/2016)	915,000	950,868
Pelican Re 2013-1 A 6.284%, 05/15/2017 (a)(b)(c) (Cost: $7,388,000; Acquisition Date: 04/24/2013)	7,388,000	7,542,040

		139,062,138

		268,088,886

TOTAL EVENT-LINKED BONDS (Cost $395,106,596)		404,659,474

	PRINCIPAL AMOUNT	FAIR VALUE
PARTICIPATION NOTES - 8.4%

Global - 8.4%

Multiperil - 8.4%
Atlas Re X Class A 04/03/2017 (a)(c)(e) (Cost: $15,211,000; Acquisition Date: 12/23/2013)	$15,211,000	$16,643,126
Eden Re II 2015-1 04/19/2018 (a)(e)(f)(g) (Cost: $0; Acquisition Date: 03/19/2015)	—	106,873
Eden Re II 2016-1 04/23/2019 (a)(c)(e)(h) (Cost: $7,177,500; Acquisition Date: 12/30/2015)	7,177,500	7,881,680
Sector Re V LTD Series 5 Class B 03/01/2020 (a)(f) (Cost: $24,530; Acquisition Date: 04/30/2015)	24,530	448,556
Sector Re V LTD Series 5 Class F 03/01/2020 (a)(f) (Cost: $15,625; Acquisition Date: 04/27/2015)	15,625	351,811
Sector Re V LTD Series 5 Class G 03/01/2020 (a)(f) (Cost: $11,468; Acquisition Date: 06/26/2015)	11,468	412,365
Sector Re V LTD Series 6 Class B 03/01/2021 (a)(f)(h) (Cost: $6,985,067; Acquisition Date: 04/28/2016)	6,985,067	7,437,699
Sector Re V LTD Series 6 Class G 03/01/2021 (a)(f)(h) (Cost: $8,211,945; Acquisition Date: 04/28/2016)	8,211,945	8,661,138

TOTAL PARTICIPATION NOTES (Cost $37,637,135)		41,943,248

	SHARES	FAIR VALUE
PREFERENCE SHARES - 10.3%

Global - 10.3%

Multiperil - 10.3%
Arenal (Artex Segregated Account Company) (a)(e)(f) (Cost: $12,589,776; Acquisition Date: 05/07/2015)	12,590	15,146,874
Biscayne (Artex Segregated Account Company) (a)(e)(f) (Cost: $10,874,225; Original Acquisition Date: 04/30/2014)	10,896	12,551,097
Hilo (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $1,181,950; Acquisition Date: 06/09/2015)	1,182	1,418,984
Hudson Charles 2 (Mt Logan Re) (a)(f) (Cost: $3,472,000; Acquisition Date: 04/02/2014)	3,472	3,719,568

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	SHARES	FAIR VALUE
Multiperil - 10.3% (continued)
Hudson Charles 3 (Mt Logan Re) (a)(f) (Cost: $3,446,000; Acquisition Date: 06/19/2014)	3,446	$3,692,755
Hudson Paul 3 (Mt Logan Re) (a)(f) (Cost: $3,472,000; Acquisition Date: 04/02/2014)	3,472	3,759,180
Kona (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $400,958; Acquisition Date: 07/23/2015)	450	507,260
LRe 2015 (a)(e)(f) (Cost: $10,896; Acquisition Date: 03/31/2015)	109	206,937
Minnewaska (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $1,793,421; Original Acquisition Date: 05/29/2015)	1,540	2,281,519
Rondout (Artex Segregated Account Company) (a)(e)(f) (Cost: $3,300,563; Acquisition Date: 05/29/2015)	2,913	3,908,448
Yoho (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $3,730,000; Acquisition Date: 05/17/2016)	3,730	3,912,952

TOTAL PREFERENCE SHARES (Cost $44,271,789)		51,105,574

SHORT-TERM INVESTMENTS - 0.0%

Money Market Fund - 0.0%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 0.27% (i)	55,381	55,381
First American Government Obligations Fund - Class Z - 0.24% (i)	55,380	55,380
First American Treasury Obligations Fund - Class Z - 0.22% (i)	55,380	55,380

	SHARES	FAIR VALUE
Money Market Fund - 0.0% (continued)
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.21% (i)	55,380	$55,380

TOTAL SHORT-TERM INVESTMENTS (Cost $221,521)		221,521

TOTAL INVESTMENTS (Cost $477,237,041) - 100.0%		497,929,817

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%		50,566

TOTAL NET ASSETS - 100.0%		$497,980,383

Principal amounts stated in U.S. dollars unless otherwise stated.

Country shown is geographic area of peril risk.

Percentages are stated as a percent of net assets.

(a)	Foreign issued security. Total foreign securities by country of domicile are $488,103,028. Foreign concentration is as follows: Bermuda: 77.9%, Cayman Islands: 17.3%, Ireland: 2.8%.
(b)	Variable rate security. The rate shown is as of October 31, 2016.
(c)	Security is restricted to resale to institutional investors. The Fund’s Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $429,184,280, which represents 86.2% of net assets.
(d)	Zero-coupon bond. The rate shown is the yield to maturity.
(e)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $64,565,750, which represents 13.0% of net assets.
(f)	Security is restricted to resale. The aggregate value of these securities at October 31, 2016 was $68,524,016, which represents 13.8% of net assets.
(g)	Security’s principal was returned in full so the fair value represents the expected future dividend receipt.
(h)	Non-income producing security.
(i)	Rate shown is the 7-day effective yield.
(j)	All or a portion of these securities are held as collateral as part of the Fund’s financing facility.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS SOLD	NOTIONAL VALUE	UNREALIZED APPRECIATION

FUTURES CONTRACTS SOLD
Swiss Franc, December 2016 Settlement	12	$1,518,300	$36,725
U.S. Treasury 5-Year Note, December 2016 Settlement	50	6,039,844	22,976

TOTAL FUTURES CONTRACTS SOLD		$7,558,144	$59,701

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	UNREALIZED DEPRECIATION

FUTURES CONTRACTS PURCHASED
Canadian Dollar, December 2016 Settlement	6	$447,150	$(20,533)

TOTAL FUTURES CONTRACTS PURCHASED		$447,150	$(20,533)

The accompanying footnotes are an integral part of these Schedules of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND

	SHARES	FAIR VALUE
CONTINGENT VALUE RIGHTS - 0.0%

Food Staples Retailing - 0.0%
Safeway Casa Ley (a)(b)(c) (Cost: $0; Original Acquisition Date: 05/14/2013)	5,400	$5,480
Safeway PDC (a)(b)(c) (Cost: $0; Original Acquisition Date: 05/14/2013)	5,400	264

TOTAL CONTINGENT VALUE RIGHTS (Cost $0)		5,744

SHORT-TERM INVESTMENTS - 100.7%

Money Market Funds - 0.1%
Fidelity Institutional Money Market Funds -Government Portfolio -Institutional Class -0.27% (d)	138,486	138,486
First American Government Obligations Fund -Class Z -0.24% (d)	138,486	138,486
First American Treasury Obligations Fund - Class Z -0.22% (d)	138,485	138,485
Short-Term Investments Trust -Treasury Portfolio -Institutional Class - 0.21% (d)	138,486	138,486

		553,943

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 100.6%
0.283%, 11/10/2016 (e)(f)	$59,000,000	58,995,863
0.278%, 12/08/2016 (e)(f)	17,800,000	17,794,953
0.377%, 01/26/2017 (e)(f)	63,300,000	63,254,804
0.365%, 02/02/2017 (e)(f)	33,450,000	33,420,898
0.420%, 02/09/2017 (e)(f)	9,900,000	9,891,130

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 100.6% (continued)
0.430%, 02/16/2017 (e)(f)	$47,100,000	$47,054,643
0.450%, 02/23/2017 (e)(f)	29,050,000	29,020,340
0.438%, 03/02/2017 (e)(f)	600,000	599,304
0.544%, 08/17/2017 (e)(f)	36,600,000	36,438,557
0.599%, 09/14/2017 (e)(f)	48,500,000	48,250,370
0.634%, 10/12/2017 (e)(f)	37,000,000	36,775,299

		381,496,161

TOTAL SHORT-TERM INVESTMENTS (Cost $382,014,685)		382,050,104

TOTAL INVESTMENTS (Cost $382,014,685) - 100.7%		382,055,848

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%		(2,830,639)

TOTAL NET ASSETS - 100.0%		$379,225,209

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is restricted to resale. The aggregate value of these securities at October 31, 2016 was $5,744, which represents 0.0% of net assets.
(c)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $5,744, which represents 0.0% of net assets.
(d)	Rate shown is the 7-day effective yield.
(e)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(f)	All or portion of this security is held as collateral for written put options.

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	FAIR VALUE

PUT OPTIONS
CBOE S&P 500 Index, Expires 11/02/2016, Strike Price $2120.00	381	$203,835
CBOE S&P 500 Index, Expires 11/02/2016, Strike Price $2125.00	147	102,165
CBOE S&P 500 Index, Expires 11/02/2016, Strike Price $2135.00	82	93,070
CBOE S&P 500 Index, Expires 11/02/2016, Strike Price $2140.00	65	92,950
CBOE S&P 500 Index, Expires 11/04/2016, Strike Price $2125.00	275	312,675
CBOE S&P 500 Index, Expires 11/04/2016, Strike Price $2130.00	300	402,600
CBOE S&P 500 Index, Expires 11/07/2016, Strike Price $2120.00	148	192,400
CBOE S&P 500 Index, Expires 11/07/2016, Strike Price $2125.00	170	232,900
CBOE S&P 500 Index, Expires 11/07/2016, Strike Price $2130.00	50	78,500
NASDAQ 100 Index, Expires 11/04/2016, Strike Price $4820.00	20	74,100
NASDAQ 100 Index, Expires 11/04/2016, Strike Price $4825.00	10	39,950
NASDAQ 100 Index, Expires 11/04/2016, Strike Price $4830.00	10	43,000

TOTAL PUT OPTIONS (Premiums Received $2,128,608)		1,868,145

TOTAL WRITTEN OPTIONS (Premiums Received $2,128,608)		$1,868,145

The accompanying footnotes are an integral part of these Schedules of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND

	SHARES	FAIR VALUE
CONTINGENT VALUE RIGHTS - 0.0%

Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
Trius Therapeutics, Inc. (a)(b)(c) (Cost: $0; Acquisition Date: 08/12/2013)	3,300	$—

Telecommunication Services - 0.0%
Leap Wireless International, Inc. (a)(b)(c) (Cost: $6,396; Acquisition Date: 08/12/2013)	2,700	6,804

TOTAL CONTINGENT VALUE RIGHTS (Cost $6,396)		6,804

	PRINCIPAL AMOUNT	FAIR VALUE
SHORT-TERM INVESTMENTS - 100.6%

U.S. Treasury Bills - 100.6%
0.283%, 11/10/2016 (d)(e)	$11,550,000	11,549,190
0.284%, 12/08/2016 (d)(e)	9,800,000	9,797,158
0.369%, 01/26/2017 (d)(e)	11,300,000	11,291,932
0.362%, 02/02/2017 (d)(e)	23,800,000	23,779,294
0.433%, 02/09/2017 (d)(e)	400,000	399,642
0.430%, 02/16/2017 (d)(e)	4,550,000	4,545,618
0.450%, 02/23/2017 (d)(e)	7,800,000	7,792,036
0.413%, 03/02/2017 (d)(e)	1,400,000	1,398,376
0.544%, 08/17/2017 (d)(e)	22,300,000	22,201,635

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 100.6% (continued)
0.599%, 09/14/2017 (d)(e)	$22,200,000	$22,085,737
0.634%, 10/12/2017 (d)(e)	14,300,000	14,213,156

TOTAL SHORT-TERM INVESTMENTS (Cost $129,049,008)		129,053,774

TOTAL INVESTMENTS (Cost $129,055,404) - 100.6%		129,060,578

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%		(773,301)

TOTAL NET ASSETS - 100.0%		$128,287,277

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is restricted to resale. The aggregate value of these securities at October 31, 2016 was $6,804, which represents 0.0% of net assets.
(c)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $6,804, which represents 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for written put options.
(e)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	FAIR VALUE

PUT OPTIONS
CBOE Russell 2000 Index, Expires 11/04/2016, Strike Price $1185.00	375	$228,750
CBOE Russell 2000 Index, Expires 11/04/2016, Strike Price $1190.00	558	432,450
CBOE Russell 2000 Index, Expires 11/04/2016, Strike Price $1195.00	100	98,000

TOTAL PUT OPTIONS (Premiums Received $1,233,450)		759,200

TOTAL WRITTEN OPTIONS (Premiums Received $1,233,450)		$759,200

The accompanying footnotes are an integral part of these Schedules of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND

	SHARES	FAIR VALUE
INVESTMENT COMPANIES - 100.1%

Open-End Mutual Funds - 100.1%
Stone Ridge U.S. Large Cap Variance Risk Premium Fund - Class I (a)	13,510,250	$142,938,445
Stone Ridge U.S. Small Cap Variance Risk Premium Fund - Class I (a)	7,010,409	70,735,027

TOTAL INVESTMENT COMPANIES (Cost $206,723,187)		213,673,472

SHORT-TERM INVESTMENTS - 0.1%

Money Market Funds - 0.1%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 0.27% (b)	55,929	55,929
First American Government Obligations Fund - Class Z - 0.24% (b)	55,929	55,929
First American Treasury Obligations Fund - Class Z - 0.22% (b)	55,928	55,928
Short Term Investments Trust - Treasury Portfolio - Institutional Class - 0.21% (b)	55,929	55,929

TOTAL SHORT-TERM INVESTMENTS (Cost $223,715)		223,715

TOTAL INVESTMENTS (Cost $206,946,902) - 100.2%		213,897,187

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%		(331,154)

TOTAL NET ASSETS - 100.0%		$213,566,033

Percentages are stated as a percent of net assets.

(a)	Affiliated company. See Footnote 10.
(b)	Rate shown is the 7-day effective yield.

The accompanying footnotes are an integral part of these Schedules of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND

	SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 101.2%

Money Market Funds - 7.4%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 0.27% (a)	1,792,705	$1,792,705
First American Government Obligations Fund - Class Z - 0.24% (a)	1,792,704	1,792,704
First American Treasury Obligations Fund - Class Z - 0.22% (a)	1,792,704	1,792,704
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.21% (a)	1,792,705	1,792,705

		7,170,818

	PRINCIPLE AMOUNT	FAIR VALUE
U.S. Treasury Bills - 93.8%
0.283%, 11/10/2016 (b)(c)	$13,100,000	13,099,081
0.268%, 12/08/2016 (b)(c)	6,250,000	6,248,298
0.369%, 01/26/2017 (b)(c)	7,250,000	7,244,823
0.359%, 02/02/2017 (b)(c)	2,100,000	2,098,173
0.455%, 03/02/2017 (b)(c)	2,000,000	1,997,680
0.433%, 04/27/2017 (b)(c)	11,000,000	10,973,633
0.439%, 05/25/2017 (b)(c)	11,000,000	10,970,718
0.438%, 06/22/2017 (b)(c)	10,000,000	9,968,210

	PRINCIPLE AMOUNT	FAIR VALUE
U.S. Treasury Bills - 93.8% (continued)
0.530%, 07/20/2017 (b)(c)	$10,000,000	$9,955,890
0.571%, 08/17/2017 (b)(c)	10,000,000	9,961,390
0.600%, 09/14/2017 (b)(c)	4,200,000	4,178,383
0.633%, 10/12/2017 (b)(c)	4,100,000	4,075,101

		90,771,380

TOTAL SHORT-TERM INVESTMENTS (Cost $97,948,820)		97,942,198

TOTAL INVESTMENTS (Cost $97,948,820) - 101.2%		97,942,198

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%		(1,128,470)

TOTAL NET ASSETS - 100.0%		$96,813,728

Percentages are stated as a percent of net assets.

(a)	Rate shown is the 7-day effective yield
(b)	All or a portion of this security is held as collateral for written put options.
(c)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	FAIR VALUE

PUT OPTIONS
CAC 40 Index, Expires 11/18/2016, Strike Price EUR 4500.00	98	$78,576
CAC 40 Index, Expires 11/18/2016, Strike Price EUR 4525.00	1	917
Eurex DAX, Expires 11/04/2016, Strike Price EUR 10650.00	20	7,124
Eurex DAX, Expires 11/04/2016, Strike Price EUR 10700.00	146	69,238
Euro Stoxx 50 Index, Expires 11/04/2016, Strike Price EUR 3050.00	100	20,638
Euro Stoxx 50 Index, Expires 11/04/2016, Strike Price EUR 3075.00	479	156,696
FTSE 100 Index, Expires 11/18/2016, Strike Price GBP 6875.00	80	67,076
FTSE 100 Index, Expires 11/18/2016, Strike Price GBP 6950.00	84	101,274
FTSE 100 Index, Expires 11/18/2016, Strike Price GBP 7025.00	40	67,810
FTSE 100 Index, Expires 11/18/2016, Strike Price GBP 7050.00	24	45,239
Hang Seng Index, Expires 11/29/2016, Strike Price HKD 23000.00	16	50,029
Nikkei-225 Stock Index, Expires 11/11/2016, Strike Price JPY 17125.00	100	100,124
Nikkei-225 Stock Index, Expires 11/11/2016, Strike Price JPY 17250.00	48	64,079
S&P/ASX 200 Index, Expires 11/17/2016, Strike Price AUD 5250.00	56	21,640
S&P/ASX 200 Index, Expires 11/17/2016, Strike Price AUD 5400.00	100	102,390
S&P/ASX 200 Index, Expires 11/17/2016, Strike Price AUD 5450.00	25	33,376
Swiss Market Index, Expires 11/18/2016, Strike Price CHF 7850.00	23	26,939
Swiss Market Index, Expires 11/18/2016, Strike Price CHF 7900.00	99	140,864

TOTAL PUT OPTIONS (Premiums Received $1,109,698)		1,154,029

TOTAL WRITTEN OPTIONS (Premiums Received $1,109,698)		$1,154,029

The accompanying footnotes are an integral part of these Schedules of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE EMERGING MARKETS VARIANCE RISK PREMIUM FUND

	SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 101.6%

Money Market Funds - 0.1%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 0.27% (a)	7,634	$7,634
First American Government Obligations Fund - Class Z - 0.24% (a)	7,635	7,635
First American Treasury Obligations Fund - Class Z - 0.22% (a)	7,634	7,634
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.21% (a)	7,635	7,635

		30,538

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 101.5%
0.285%, 11/10/2016 (b)(c)	$2,100,000	2,099,852
0.275%, 12/08/2016 (b)(c)	8,000,000	7,997,759
0.369%, 01/26/2017 (b)(c)	2,500,000	2,498,215
0.364%, 02/02/2017 (b)(c)	9,950,000	9,941,343
0.430%, 02/16/2017 (b)(c)	2,250,000	2,247,833
0.449%, 02/23/2017 (b)(c)	4,950,000	4,944,946
0.435%, 03/02/2017 (b)(c)	300,000	299,652

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 101.5% (continued)
0.544%, 08/17/2017 (b)(c)	$5,000,000	$4,977,945
0.202%, 09/02/2017 (b)(c)	200,000	199,821
0.600%, 09/14/2017 (b)(c)	6,900,000	6,864,486
0.634%, 10/12/2017 (b)(c)	7,400,000	7,355,060

		49,426,912

TOTAL SHORT-TERM INVESTMENTS (Cost $49,454,750)		49,457,450

TOTAL INVESTMENTS (Cost $49,454,750) - 101.6%		49,457,450

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.6)%		(753,059)

TOTAL NET ASSETS - 100.0%		$48,704,391

Percentages are stated as a percent of net assets.

(a)	Rate shown is the 7-day effective yield.
(b)	All or a portion of this security is held as collateral for written put options.
(c)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	FAIR VALUE

PUT OPTIONS
iShares China Large-Cap ETF, Expires 11/04/2016, Strike Price $37.00	500	$21,000
iShares MSCI Brazil Capped ETF, Expires 11/04/2016, Strike Price $37.00	340	8,670
iShares MSCI Brazil Capped ETF, Expires 11/18/2016, Strike Price $37.50	160	14,960
iShares MSCI Emerging Markets ETF, Expires 11/04/2016, Strike Price $36.50	135	1,822
iShares MSCI Emerging Markets ETF, Expires 11/04/2016, Strike Price $37.00	5,930	160,110
iShares MSCI Emerging Markets ETF, Expires 11/04/2016, Strike Price $37.50	1,657	82,850
iShares MSCI Emerging Markets ETF, Expires 11/11/2016, Strike Price $36.50	130	5,395
iShares MSCI Emerging Markets ETF, Expires 11/11/2016, Strike Price $37.50	755	63,043
iShares MSCI Emerging Markets ETF, Expires 11/18/2016, Strike Price $37.00	718	50,260
iShares MSCI Emerging Markets ETF, Expires 11/18/2016, Strike Price $37.50	1,673	155,589
iShares MSCI Mexico Capped ETF, Expires 11/18/2016, Strike Price $52.00	250	62,250
iShares MSCI South Korea ETF, Expires 11/18/2016, Strike Price $56.00	150	22,500
Market Vectors Russia ETF, Expires 11/18/2016, Strike Price $18.00	150	3,750

TOTAL PUT OPTIONS (Premiums Received $642,765)		652,199

TOTAL WRITTEN OPTIONS (Premiums Received $642,765)		$652,199

The accompanying footnotes are an integral part of these Schedules of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE INTERNATIONAL VARIANCE RISK PREMIUM MASTER FUND

	SHARES	FAIR VALUE
INVESTMENT COMPANIES - 99.7%

Open-End Mutual Funds - 99.7%
Stone Ridge Emerging Markets Variance Risk Premium Fund - Class I (a)	434,934	$3,940,499
Stone Ridge International Developed Markets Variance Risk Premium Fund - Class I (a)	806,654	7,808,414

TOTAL INVESTMENT COMPANIES (Cost $11,694,407)		11,748,913

SHORT-TERM INVESTMENTS - 0.6%

Money Market Funds - 0.6%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 0.27% (b)	19,236	19,236
First American Government Obligations Fund - Class Z - 0.24% (b)	19,235	19,235
First American Treasury Obligations Fund - Class Z - 0.22% (b)	19,235	19,235
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.21% (b)	19,236	19,236

TOTAL SHORT-TERM INVESTMENTS (Cost $76,942)		76,942

TOTAL INVESTMENTS (Cost $11,771,349) - 100.3%		11,825,855

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%		(38,715)

TOTAL NET ASSETS - 100.0%		$11,787,140

Percentages are stated as a percent of net assets.

(a)	Affiliated company. See Footnote 10.
(b)	Rate shown is the 7-day effective yield.

The accompanying footnotes are an integral part of these Schedules of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Schedule of Investments	October 31, 2016

STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND

	SHARES	FAIR VALUE
INVESTMENT COMPANIES - 99.7%

Open-End Mutual Funds - 99.7%
Stone Ridge Emerging Markets Variance Risk Premium Fund - Class I (a)	745,149	$6,751,049
Stone Ridge International Developed Markets Variance Risk Premium Fund - Class I (a)	1,405,771	13,607,866
Stone Ridge U.S. Large Cap Variance Risk Premium Fund - Class I (a)	1,284,355	13,588,476
Stone Ridge U.S. Small Cap Variance Risk Premium Fund - Class I (a)	662,390	6,683,515

TOTAL INVESTMENT COMPANIES (Cost $40,371,981)		40,630,906

SHORT-TERM INVESTMENTS - 0.6%

Money Market Funds - 0.6%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 0.27% (b)	59,728	59,728
First American Government Obligations Fund - Class Z - 0.24% (b)	59,727	59,727
First American Treasury Obligations Fund - Class Z - 0.22% (b)	59,727	59,727
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.21% (b)	59,727	59,727

TOTAL SHORT-TERM INVESTMENTS (Cost $238,909)		238,909

TOTAL INVESTMENTS (Cost $40,610,890) - 100.3%		40,869,815

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%		(104,904)

TOTAL NET ASSETS - 100.0%		$40,764,911

Percentages are stated as a percent of net assets.

(a)	Affiliated company. See Footnote 10.
(b)	Rate shown is the 7-day effective yield.

The accompanying footnotes are an integral part of these Schedules of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Statement of Assets and Liabilities	October 31, 2016

	STONE RIDGE REINSURANCE RISK PREMIUM FUND	STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND
ASSETS:
Investments, at fair value(1)	$1,084,111,071	$497,929,817
Interest receivable	5,642,615	3,052,924
Dividends receivable	14,833	—
Receivable from affiliates	—	916
Receivable for fund shares sold	68,093	138,609
Receivable for investments sold	6,882,662	3,281,468
Foreign currencies, at value(2)	581,334	30,670
Collateral held at broker	633,967	82,679
Other assets	22,689	20,178
Total assets	1,097,957,264	504,537,261
LIABILITIES:
Loan payable (See Note 12)	36,000,000	5,500,000
Payable to Adviser	1,378,602	629,281
Interest payable	39,303	10,879
Payable for Chief Compliance Officer compensation	1,393	1,388
Payable to Trustees	19,806	8,560
Payable for fund shares redeemed	271,252	190,101
Payable to Custodian	17,395	11,332
Accrued distribution fees	61,987	18,901
Other accrued expenses	281,212	186,436
Total liabilities	38,070,950	6,556,878
Total net assets	$1,059,886,314	$497,980,383

NET ASSETS CONSIST OF:
Capital stock	$1,022,513,330	$478,502,793
Accumulated net investment income	19,712,883	6,867,145
Accumulated net realized loss	(21,707,561)	(8,120,934)
Unrealized appreciation (depreciation) on:
Investments	39,699,481	20,690,595
Foreign currency translation	(937,048)	1,616
Futures contracts	605,229	39,168
Total net assets	$1,059,886,314	$497,980,383

Class I
Net assets	$863,972,223	$434,268,630
Shares outstanding	82,903,235	41,371,548
Class I Net asset value, offering and redemption price per share	$10.42	$10.50
Class M
Net assets	$195,914,091	$63,711,753
Shares outstanding	18,808,024	6,072,312
Class M Net asset value, offering and redemption price per share	$10.42	$10.49

(1) Cost of Investments	$1,045,337,071	$477,237,041
(2) Cost of foreign currencies	592,727	31,196

The accompanying notes are an integral part of these financial statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Statement of Assets and Liabilities	October 31, 2016

	STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND	STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND	STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND
ASSETS:
Investments, at fair value(1)
Unaffiliated issuers	$382,055,848	$129,060,578	$223,715
Affiliated issuers	—	—	213,673,472
Interest receivable	69	41	39
Receivable for investments sold	1,515,829	206,109	—
Collateral held at broker	—	683,574	—
Other assets	13,922	11,987	20,461
Total assets	383,585,668	129,962,289	213,917,687
LIABILITIES:
Options written, at fair value(2)	1,868,145	759,200	—
Due to broker	337	—	—
Payable for investment securities purchased	921,071	452,819	—
Payable to Adviser	402,305	137,786	—
Payable for Chief Compliance Officer compensation	1,405	1,390	325
Payable to Trustees	6,765	2,376	—
Payable for fund shares redeemed	923,032	32,601	253,998
Payable to Custodian	32,076	176,557	597
Accrued distribution fees	22,066	4,307	10,842
Other accrued expenses	183,257	107,976	85,892
Total liabilities	4,360,459	1,675,012	351,654
Total net assets	$379,225,209	$128,287,277	$213,566,033

NET ASSETS CONSIST OF:
Capital stock	$363,177,850	$127,537,858	$197,480,936
Accumulated net investment income (loss)	—	(1,397,509)	663,366
Accumulated net realized gain	15,745,733	1,667,504	8,471,445
Unrealized appreciation on:
Investments	41,163	5,174	6,950,286
Options written	260,463	474,250	—
Total net assets	$379,225,209	$128,287,277	$213,566,033

Class I
Net assets	$311,316,567	$114,980,323	$180,870,328
Shares outstanding	29,430,293	11,397,717	16,840,690
Class I Net asset value, offering and redemption price per share	$10.58	$10.09	$10.74
Class M
Net assets	$67,908,642	$13,306,954	$32,695,705
Shares outstanding	6,457,512	1,326,721	3,053,904
Class M Net asset value, offering and redemption price per share.	$10.52	$10.03	$10.71

(1) Cost of Investments
Unaffiliated issuers	$382,014,685	$129,055,404	$223,715
Affiliated issuers (See Note 10)	—	—	206,723,187
(2) Premiums received	2,128,608	1,233,450	—

The accompanying notes are an integral part of these financial statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Statement of Assets and Liabilities	October 31, 2016

	STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND	STONE RIDGE EMERGING MARKETS VARIANCE RISK PREMIUM FUND	STONE RIDGE INTERNATIONAL VARIANCE RISK PREMIUM MASTER FUND	STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND
ASSETS:
Investments, at fair value(1)
Unaffiliated issuers	$97,942,198	$49,457,450	$76,942	$238,909
Affiliated issuers	—	—	11,748,913	40,630,906
Interest receivable	6,301	24	18	39
Dividends receivable	156	—	—	—
Receivable from Adviser	—	—	7,479	3,290
Receivable for investments sold	122,257	—	—	—
Receivable for fund shares sold	—	—	—	2,480
Foreign currencies, at value(2)	639,584	—	—	—
Collateral held at broker	—	89,778	—	—
Other assets	14,466	12,746	11,373	8,428
Total assets	98,724,962	49,559,998	11,844,725	40,884,052
LIABILITIES:
Options written, at fair value(3)	1,154,029	652,199	—	—
Due to broker	502,740	—	—	—
Payable for investment interest	22,625	—	—	—
Payable to Adviser	102,420	58,195	—	—
Payable for Chief Compliance Officer compensation	1,386	1,386	351	324
Payable to Trustees	1,688	823	—	—
Payable for fund shares redeemed	8,189	—	—	55,511
Payable to Custodian	4,072	51,302	17	196
Accrued distribution fees	6,885	1,116	1,836	1,926
Other accrued expenses	107,200	90,586	55,381	61,184
Total liabilities	1,911,234	855,607	57,585	119,141
Total net assets	$96,813,728	$48,704,391	$11,787,140	$40,764,911

NET ASSETS CONSIST OF:
Capital stock	$97,867,158	$51,950,730	$13,465,557	$40,303,494
Accumulated net investment loss	(1,378,511)	(478,377)	(18,741)	(86,052)
Accumulated net realized gain (loss)	378,880	(2,761,229)	(1,714,182)	288,543
Unrealized appreciation (depreciation) on:
Investments	(6,622)	2,700	54,506	258,926
Foreign currency translation	(1,338)	—	—	—
Options written	(45,839)	(9,433)	—	—
Total net assets	$96,813,728	$48,704,391	$11,787,140	$40,764,911

Class I
Net assets	$77,283,835	$45,163,774	$7,517,989	$33,413,501
Shares outstanding	7,980,402	4,987,703	790,364	3,339,382
Class I Net asset value, offering and redemption price per share	$9.68	$9.06	$9.51	$10.01
Class M
Net assets	$19,529,893	$3,540,617	$4,269,151	$7,351,410
Shares outstanding	2,024,141	392,505	449,747	736,471
Class M Net asset value, offering and redemption price per share	$9.65	$9.02	$9.49	$9.98

(1) Cost of Investments
Unaffiliated issuers	$97,948,820	$49,454,750	$76,942	$238,909
Affiliated issuers (See Note 10)	—	—	11,694,407	40,371,981
(2) Cost of foreign currencies	642,417	—	—	—
(3) Premiums received	1,109,698	642,765	—	—

The accompanying notes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Statement of Operations	For the Year Ended October 31, 2016

	STONE RIDGE REINSURANCE RISK PREMIUM FUND	STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND
INVESTMENT INCOME:
Dividend income	$22,242,975	$10,013,091
Interest income	54,212,450	27,021,142
Total investment income	76,455,425	37,034,233
EXPENSES
Advisory fees (See Note 4)	16,686,282	7,518,507
Fund accounting and administration fees	568,564	280,939
Distribution (12b-1) fees — Class M Only	315,065	98,632
Transfer agency fees and expenses	185,973	134,511
Legal fees	166,766	76,447
Custody fees	86,976	49,103
Audit and tax related fees	83,318	83,318
Federal and state registration fees	76,268	55,368
Trustees fees and expenses	69,905	29,537
Chief Compliance Officer compensation	56,389	56,389
Interest expenses	39,303	28,264
Other expenses	252,474	114,451
Total expenses	18,587,283	8,525,466
Net investment income	57,868,142	28,508,767
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(47,007)	(148,756)
Foreign currency translation	(56,001)	608
Futures contracts	(651,570)	(194,917)
Net increase from payments by affiliates:	—	916
Net change in unrealized appreciation on:
Investments	10,742,202	4,224,946
Foreign currency translation	481,096	1,616
Futures contracts	330,494	50,804
Net realized and unrealized gain	10,799,214	3,935,217
Net increase in net assets resulting from operations	$68,667,356	$32,443,984

The accompanying notes are an integral part of these financial statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Statement of Operations	For the Year Ended October 31, 2016

	STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND	STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND	STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$357,318	$14,921	$—
Interest income	929,084	340,790	367
Total investment income	1,286,402	355,711	367
EXPENSES
Advisory fees (See Note 4)	4,717,970	1,649,486	—
Fund accounting and administration fees	212,897	64,417	2,404
Custody fees	157,748	69,203	817
Distribution (12b-1) fees — Class M Only	122,083	22,694	62,834
Legal fees	90,839	28,260	50,678
Audit and tax related fees	70,814	70,814	44,816
Transfer agency fees and expenses	64,873	37,648	59,479
Chief Compliance Officer compensation	56,389	56,389	14,074
Federal and state registration fees	36,934	36,985	41,331
Trustees fees and expenses	24,332	8,588	—
Other expenses	71,665	23,478	16,267
Total expenses before Adviser waiver	5,626,544	2,067,962	292,700
Expenses recouped by Adviser (See Note 4)	—	12,511	—
Total net expenses	5,626,544	2,080,473	292,700
Net investment loss	(4,340,142)	(1,724,762)	(292,333)
NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) on:
Investments
Affiliated issuers (See Note 10)	—	—	(744,082)
Unaffiliated issuers	6,454,374	294,475	—
Capital gain distributions from affiliated mutual funds	—	—	9,729,771
Futures contracts	(971,480)	621,427	—
Options written	17,292,983	1,743,245	—
Net change in unrealized appreciation (depreciation) on:
Investments	(8,426,075)	(511,777)	(3,715,638)
Options written	782,244	540,851	—
Net realized and unrealized gain	15,132,046	2,688,221	5,270,051
Net increase in net assets resulting from operations	$10,791,904	$963,459	$4,977,718

The accompanying notes are an integral part of these financial statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Statement of Operations	For the Year Ended October 31, 2016

	STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND	STONE RIDGE EMERGING MARKETS VARIANCE RISK PREMIUM FUND	STONE RIDGE INTERNATIONAL VARIANCE RISK PREMIUM MASTER FUND	STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$22,854	$3,418	$—	$—
Interest income	226,795	124,755	420	399
Exchange rebates	—	187,037	—	—
Total investment income	249,649	315,210	420	399
EXPENSES
Advisory fees (See Note 4)	1,286,439	613,573	—	—
Broker and investment interest expenses	253,322	11	—	—
Audit and tax related fees	74,569	74,569	45,572	45,562
Chief Compliance Officer compensation	56,389	56,389	14,074	14,074
Fund accounting and administration fees	51,211	27,984	1,756	2,145
Federal and state registration fees	35,907	33,272	29,450	31,149
Transfer agency fees and expenses	31,520	29,753	33,301	45,015
Distribution (12b-1) fees — Class M Only	31,026	4,690	17,091	12,827
Custody fees	24,339	28,345	50	89
Legal fees	20,687	981	1,424	8,534
Trustees fees and expenses	6,128	3,050	—	—
Offering costs	—	—	—	3,668
Other expenses	22,623	9,825	2,917	6,387
Total expenses before Adviser waiver	1,894,160	882,442	145,635	169,450
Expenses waived by Adviser (See Note 4)	—	(15,364)	(71,499)	(54,253)
Net expenses before Adviser recoupment	1,894,160	867,078	74,136	115,197
Expenses recouped by Adviser (See Note 4)	95,204	21,169	—	—
Total net expenses	1,989,364	888,247	74,136	115,197
Net investment loss	(1,739,715)	(573,037)	(73,716)	(114,798)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments
Affiliated issuers (See Note 10)	—	—	(2,127,816)	(1,045,944)
Unaffiliated issuers	(160,725)	(107,090)	—	—
Capital gain distributions from affiliated mutual funds	—	—	313,592	1,437,957
Foreign currency translation	(64,447)	—	—	—
Futures contracts	600,202	219,569	—	—
Options written	263,232	1,581,651	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	86,314	40,941	1,095,012	(77,172)
Foreign currency translation	(7,911)	—	—	—
Options written.	(282,028)	76,330	—	—
Net realized and unrealized gain (loss)	434,637	1,811,401	(719,212)	314,841
Net increase (decrease) in net assets resulting from operations	$(1,305,078)	$1,238,364	$(792,928)	$200,043

The accompanying notes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Statement of Changes in Net Assets

	STONE RIDGE REINSURANCE RISK PREMIUM FUND		STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
OPERATIONS:
Net investment income	$57,868,142	$52,327,596	$28,508,767	$25,017,009
Net realized gain (loss) on:
Investments	(47,007)	272,487	(148,756)	261,927
Foreign currency translation	(56,001)	(1,430,984)	608	(252,426)
Futures contracts	(651,570)	(776,382)	(194,917)	(261,139)
Net increase from payments by affiliates	—	—	916	—
Net change in unrealized appreciation (depreciation) on:
Investments	10,742,202	(9,414,399)	4,224,946	(1,707,711)
Foreign currency translation	481,096	(386,481)	1,616	113,408
Futures contracts	330,494	(23,596)	50,804	(11,636)
Net increase in net assets resulting from operations	68,667,356	40,568,241	32,443,984	23,159,432

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income — Class I	(44,832,200)	(43,173,165)	(23,323,990)	(23,349,688)
From net investment income — Class M	(10,993,391)	(16,543,977)	(3,201,477)	(5,697,882)
Total distributions	(55,825,591)	(59,717,142)	(26,525,467)	(29,047,570)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class I	270,252,491	382,402,376	77,810,435	212,475,030
Proceeds from shares sold — Class M	50,870,858	109,107,258	20,983,385	19,658,217
Proceeds from shares issued to holders in reinvestment of dividends — Class I	36,353,099	35,667,351	21,153,305	21,095,584
Proceeds from shares issued to holders in reinvestment of dividends — Class M	9,285,603	14,810,720	2,725,406	5,129,879
Cost of shares redeemed — Class I	(267,915,658)	(150,168,432)	(106,165,918)	(53,386,719)
Cost of shares redeemed — Class M	(76,344,258)	(137,386,976)	(20,106,465)	(35,931,782)
Net increase (decrease) in net assets from capital share transactions	22,502,135	254,432,297	(3,599,852)	169,040,209
Total increase in net assets	35,343,900	235,283,396	2,318,665	163,152,071

NET ASSETS:
Beginning of year	1,024,542,414	789,259,018	495,661,718	332,509,647
End of year	$1,059,886,314	$1,024,542,414	$497,980,383	$495,661,718

Accumulated net investment income	$19,712,883	$8,577,784	$6,867,145	$1,977,051

The accompanying notes are an integral part of these financial statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Statement of Changes in Net Assets

	STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND		STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND		STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND
	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS:
Net investment income (loss)	$(4,340,142)	$(4,943,773)	$(1,724,762)	$(1,931,723)	$(292,333)	$1,976,839
Net realized gain (loss) on:
Investments
Affiliated issuers	—	—	—	—	(744,082)	508,702
Unaffiliated issuers	6,454,374	6,537,709	294,475	139,673	—	—
Capital gain distributions from affiliated mutual funds	—	—	—	—	9,729,771	2,060,696
Futures contracts	(971,480)	(297,392)	621,427	823,500	—	—
Options written	17,292,983	26,051,616	1,743,245	7,901,098	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(8,426,075)	(3,680,835)	(511,777)	(118,568)	(3,715,638)	6,994,086
Options written	782,244	(769,690)	540,851	(346,721)	—	—
Net increase in net assets resulting from operations	10,791,904	22,897,635	963,459	6,467,259	4,977,718	11,540,323

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income — Class I	—	—	—	—	—	(1,377,018)
From net investment income — Class M	—	—	—	—	—	(885,252)
From net realized gain — Class I	(15,614,510)	(7,144,616)	(4,348,340)	(1,157,147)	(2,007,627)	(2,887,634)
From net realized gain — Class M	(4,927,839)	(2,794,610)	(660,816)	(137,010)	(568,167)	(2,667,930)
Total distributions	(20,542,349)	(9,939,226)	(5,009,156)	(1,294,157)	(2,575,794)	(7,817,834)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class I	81,097,278	90,216,108	31,870,861	48,902,979	51,898,948	70,532,694
Proceeds from shares sold — Class M	9,996,933	12,151,747	1,726,539	5,829,236	8,400,547	12,643,865
Proceeds from shares issued to holders in reinvestment of dividends — Class I	6,026,413	2,374,142	1,486,034	323,769	929,028	2,008,274
Proceeds from shares issued to holders in reinvestment of dividends — Class M	4,579,685	2,668,919	590,198	128,099	535,172	2,421,687
Cost of shares redeemed — Class I	(54,493,249)	(122,729,821)	(28,363,904)	(56,295,078)	(19,652,871)	(94,309,886)
Cost of shares redeemed — Class M	(36,981,475)	(37,738,874)	(5,269,841)	(3,411,519)	(29,540,300)	(71,115,462)
Net increase (decrease) in net assets from capital share transactions	10,225,585	(53,057,779)	2,039,887	(4,522,514)	12,570,524	(77,818,828)
Total increase (decrease) in net assets	475,140	(40,099,370)	(2,005,810)	650,588	14,972,448	(74,096,339)

NET ASSETS:
Beginning of year	378,750,069	418,849,439	130,293,087	129,642,499	198,593,585	272,689,924
End of year	$379,225,209	$378,750,069	$128,287,277	$130,293,087	$213,566,033	$198,593,585

Accumulated net investment income (loss)	$—	$(2,348,924)	$(1,397,509)	$(1,594,558)	$663,366	$799,094

The accompanying notes are an integral part of these financial statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Statement of Changes in Net Assets

	STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND		STONE RIDGE EMERGING MARKETS VARIANCE RISK PREMIUM FUND
	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS:
Net investment loss	$(1,739,715)	$(2,004,434)	$(573,037)	$(835,563)
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(160,725)	(5,692)	(107,090)	50,317
Foreign currency translation	(64,447)	(116,275)	—	—
Futures contracts	600,202	(1,112,291)	219,569	(32,685)
Options written	263,232	6,324,254	1,581,651	(4,465,014)
Net change in unrealized appreciation (depreciation) on:
Investments	86,314	(88,471)	40,941	(69,592)
Foreign currency translation	(7,911)	39,991	—	—
Options written	(282,028)	54,766	76,330	(107,558)
Net increase (decrease) in net assets resulting from operations	(1,305,078)	3,091,848	1,238,364	(5,460,095)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain — Class I	(1,462,737)	(673,304)	—	—
From net realized gain — Class M	(340,903)	(185,511)	—	—
Return of Capital — Class I	—	—	—	(414,733)
Return of Capital — Class M	—	—	—	(39,436)
Total distributions	(1,803,640)	(858,815)	—	(454,169)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class I	16,481,026	52,895,209	8,273,369	27,262,668
Proceeds from shares sold — Class M	4,146,014	3,258,887	506,326	1,860,730
Proceeds from shares issued to holders in reinvestment of dividends — Class I	1,200,937	558,904	—	355,515
Proceeds from shares issued to holders in reinvestment of dividends — Class M	330,808	179,324	—	31,514
Cost of shares redeemed — Class I	(28,362,623)	(24,360,434)	(11,595,332)	(10,942,375)
Cost of shares redeemed — Class M	(5,404,734)	(1,579,652)	(134,847)	(2,081,457)
Net increase (decrease) in net assets from capital share transactions	(11,608,572)	30,952,238	(2,950,484)	16,486,595
Total increase (decrease) in net assets	(14,717,290)	33,185,271	(1,712,120)	10,572,331

NET ASSETS:
Beginning of year	111,531,018	78,345,747	50,416,511	39,844,180
End of year	$96,813,728	$111,531,018	$48,704,391	$50,416,511

Accumulated net investment loss	$(1,378,511)	$(664,737)	$(478,377)	$(698,117)

The accompanying notes are an integral part of these financial statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Statement of Changes in Net Assets

	STONE RIDGE INTERNATIONAL VARIANCE RISK PREMIUM MASTER FUND		STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND
	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2016	PERIOD ENDED OCTOBER 31, 2015(1)
OPERATIONS:
Net investment gain (loss)	$(73,716)	$157,309	$(114,798)	$193,720
Net realized gain (loss) on:
Investments
Affiliated issuers	(2,127,816)	(170,292)	(1,045,944)	367,925
Capital gain distributions from affiliated mutual funds	313,592	—	1,437,957	331,313
Net change in unrealized appreciation (depreciation) on:
Investments	1,095,012	(422,795)	(77,172)	336,098
Net increase (decrease) in net assets resulting from operations	(792,928)	(435,778)	200,043	1,229,056

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income — Class I	—	(33,564)	—	(296,465)
From net investment income — Class M	—	(99,039)	—	(19,134)
From net realized gain — Class I	—	—	(561,171)	—
From net realized gain — Class M	—	—	(138,208)	—
Return of capital — Class I	—	(26,597)	—	—
Return of capital — Class M	—	(78,378)	—	—
Total distributions	—	(237,578)	(699,379)	(315,599)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class I	6,940,582	6,065,395	7,190,034	72,770,132
Proceeds from shares sold — Class M	318,715	3,143,158	1,494,980	10,750,950
Proceeds from shares issued to holders in reinvestment of dividends — Class I	—	55,948	542,148	290,653
Proceeds from shares issued to holders in reinvestment of dividends — Class M	—	141,815	128,956	15,370
Cost of shares redeemed — Class I (2)	(8,523,579)	(2,407,219)	(12,839,782)	(35,019,649)
Cost of shares redeemed — Class M	(15,585,784)	(2,400,366)	(3,615,053)	(1,357,949)
Net increase (decrease) in net assets from capital share transactions	(16,850,066)	4,598,731	(7,098,717)	47,449,507
Total increase (decrease) in net assets	(17,642,994)	3,925,375	(7,598,053)	48,362,964

NET ASSETS:
Beginning of year	29,430,134	25,504,759	48,362,964	—
End of year	$11,787,140	$29,430,134	$40,764,911	$48,362,964

Accumulated net investment income (loss)	$(18,741)	$288,703	$(86,052)	$27,379

(1)	Commenced operations on November 14, 2014.
(2)	Net of redemption fees of $0,$0,$0 and $11,206, respectively.

The accompanying notes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Statement of Cash Flows	For the Year Ended October 31, 2016

	STONE RIDGE REINSURANCE RISK PREMIUM FUND	STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$68,667,356	$32,443,984
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized and unrealized gain:	(10,955,203)	(4,078,363)
Amortization and accretion of premium and discount	(370,737)	(144,573)
Changes in assets and liabilities:
Foreign currency	(559,706)	(30,668)
Variation margin on futures contracts	—	(18,594)
Receivable from affiliates	—	(916)
Receivable for investments sold	(4,874,929)	(3,281,468)
Collateral held at broker	1,493,759	116,012
Dividends receivable	321,522	211,906
Interest receivable	(251,574)	1,413
Interest payable	39,303	10,879
Other assets	11,727	12,387
Payable to Adviser	70,742	(2,549)
Payable to Trustees	6,831	820
Payable to Custodian	(1,318,976)	799
Accrued distribution fees	6,190	3,210
Payable for Chief Compliance Officer compensation	(3,611)	(3,611)
Other accrued expenses	39,550	34,050
Purchases of investments	(308,224,729)	(101,499,971)
Proceeds from sale of investments	253,254,783	100,146,766
Net purchases and sales of short-term investments	(105,508)	405,054
Net cash provided by (used in) operating activities	(2,753,210)	24,326,567
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	321,141,905	99,149,027
Payment on shares redeemed	(344,201,806)	(126,328,838)
Cash distributions to shareholders	(10,186,889)	(2,646,756)
Loan withdrawals(1)	36,000,000	10,500,000
Loan paydowns	—	(5,000,000)
Net cash used in (provided by) financing activities	2,753,210	(24,326,567)
Net increase in cash	—	—
Cash, beginning of year	—	—
Cash, end of year	$—	$—

NON-CASH FINANCING ACTIVITIES:
Reinvested distributions	$45,638,702	$23,878,711

(1)	During the year ended October 31, 2016, the Reinsurance Fund and the High Yield Fund paid interest expenses of $39,303 and $28,264, respectively, in connection with their financing facilities.

The accompanying notes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Financial Highlights	October 31, 2016

	PER SHARE DATA:
	Income (loss) from Investment Operations				Distributions to Shareholders
	Net Asset Value, Beginning of Period	Net Investment Income(2)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
STONE RIDGE REINSURANCE RISK PREMIUM FUND—CLASS I
Year Ended October 31, 2016	$10.33	0.53	0.11	0.64	(0.55)	—	(0.55)
Year Ended October 31, 2015	$10.69	0.55	(0.13)	0.42	(0.78)	—	(0.78)
Year Ended October 31, 2014	$10.36	0.53	0.31	0.84	(0.51)	—	(0.51)
Period Ended October 31, 2013(1)	$10.00	0.13	0.32	0.45	(0.09)	—	(0.09)
STONE RIDGE REINSURANCE RISK PREMIUM FUND—CLASS M
Year Ended October 31, 2016	$10.33	0.52	0.11	0.63	(0.54)	—	(0.54)
Year Ended October 31, 2015	$10.69	0.52	(0.11)	0.41	(0.77)	—	(0.77)
Year Ended October 31, 2014	$10.37	0.51	0.31	0.82	(0.50)	—	(0.50)
Period Ended October 31, 2013(1)	$10.00	0.12	0.33	0.45	(0.08)	—	(0.08)
STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND—CLASS I
Year Ended October 31, 2016	$10.38	0.58	0.09	0.67	(0.55)	—	(0.55)
Year Ended October 31, 2015	$10.75	0.59	(0.08)	0.51	(0.88)	—	(0.88)
Year Ended October 31, 2014	$10.41	0.58	0.37	0.95	(0.61)	—	(0.61)
Period Ended October 31, 2013(1)	$10.00	0.20	0.35	0.55	(0.14)	—	(0.14)
STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND—CLASS M
Year Ended October 31, 2016	$10.38	0.57	0.08	0.65	(0.54)	—	(0.54)
Year Ended October 31, 2015	$10.75	0.55	(0.06)	0.49	(0.86)	—	(0.86)
Year Ended October 31, 2014	$10.41	0.56	0.37	0.93	(0.59)	—	(0.59)
Period Ended October 31, 2013(1)	$10.00	0.18	0.36	0.54	(0.13)	—	(0.13)
(1)	The Fund commenced operations on February 1, 2013.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(6)	Includes borrowing and investment-related expenses not covered by the Funds’ expense limitation agreement. See Note 4.

The accompanying footnotes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Financial Highlights	October 31, 2016

			SUPPLEMENT DATA AND RATIOS:

Net Asset Value, End of Period	Total Return(5)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/Recoupment)		Ratio of Net Investment Income to Average Net Assets (Before Expense Reimbursement/Recoupment)		Ratio of Net Investment Income to Average Net Assets (After Expense Reimbursement/Recoupment)		Portfolio Turnover Rate

$10.42	6.46%		$863,972	1.64	%(6)	N/A		5.23	%(6)	N/A		23.97%
$10.33	4.22%		$813,989	1.65%		N/A		5.46%		N/A		14.79%
$10.69	8.39%		$557,255	1.71%		1.72%		5.07%		5.06%		16.13%
$10.36	4.53	%(3)	$360,434	1.86	%(4)	1.87	%(4)	1.76	%(4)	1.75	%(4)	11.38	%(3)

$10.42	6.34%		$195,914	1.79	%(6)	N/A		5.08	%(6)	N/A		23.97%
$10.33	4.06%		$210,554	1.80%		N/A		5.13%		N/A		14.79%
$10.69	8.18%		$232,004	1.85%		1.86%		4.95%		4.94%		16.13%
$10.37	4.48	%(3)	$150,416	2.01	%(4)	2.02	%(4)	1.56	%(4)	1.55	%(4)	11.38	%(3)

$10.50	6.82%		$434,269	1.68	%(6)	N/A		5.70	%(6)	N/A		20.32%
$10.38	5.06%		$436,523	1.69%		N/A		5.76%		N/A		11.64%
$10.75	9.44%		$259,515	1.78%		1.80%		5.58%		5.56%		15.79%
$10.41	5.58	%(3)	$145,995	1.95	%(4)	1.94	%(4)	2.66	%(4)	2.67	%(4)	12.82	%(3)

$10.49	6.60%		$63,712	1.83	%(6)	N/A		5.60	%(6)	N/A		20.32%
$10.38	4.90%		$59,139	1.84%		N/A		5.46%		N/A		11.64%
$10.75	9.33%		$72,995	1.93%		1.95%		5.42%		5.40%		15.79%
$10.41	5.43	%(3)	$61,234	2.11	%(4)	2.10	%(4)	2.47	%(4)	2.48	%(4)	12.82	%(3)

The accompanying footnotes are an integral part of these financial statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Financial Highlights	October 31, 2016

	PER SHARE DATA:
	Income (loss) from Investment Operations							Distributions to Shareholders
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(3)		Net Realized and Unrealized Gains		Total from Investment Operations		Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND—CLASS I
Year Ended October 31, 2016	$10.89	(0.12)		0.40		0.28		—	(0.59)	—	(0.59)
Year Ended October 31, 2015	$10.50	(0.14)		0.79		0.65		—	(0.26)	—	(0.26)
Year Ended October 31, 2014	$10.48	(0.14)		0.94		0.80		—	(0.78)	—	(0.78)
Period Ended October 31, 2013(1)	$10.00	(0.07)		0.80		0.73		—	(0.25)	—	(0.25)
STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND—CLASS M
Year Ended October 31, 2016	$10.84	(0.13)		0.40		0.27		—	(0.59)	—	(0.59)
Year Ended October 31, 2015	$10.47	(0.15)		0.78		0.63		—	(0.26)	—	(0.26)
Year Ended October 31, 2014	$10.47	(0.15)		0.93		0.78		—	(0.78)	—	(0.78)
Period Ended October 31, 2013(1)	$10.00	(0.07)		0.79		0.72		—	(0.25)	—	(0.25)
STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND—CLASS I
Year Ended October 31, 2016	$10.46	(0.13)		0.16		0.03		—	(0.40)	—	(0.40)
Year Ended October 31, 2015	$10.04	(0.15)		0.67		0.52		—	(0.10)	—	(0.10)
Year Ended October 31, 2014	$10.65	(0.16)		0.45		0.29		—	(0.75)	(0.15)	(0.90)
Period Ended October 31, 2013(1)	$10.00	(0.09)		0.99		0.90		—	(0.25)	—	(0.25)
STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND—CLASS M
Year Ended October 31, 2016	$10.42	(0.14)		0.15		0.01		—	(0.40)	—	(0.40)
Year Ended October 31, 2015	$10.01	(0.17)		0.68		0.51		—	(0.10)	—	(0.10)
Year Ended October 31, 2014	$10.64	(0.17)		0.44		0.27		—	(0.75)	(0.15)	(0.90)
Period Ended October 31, 2013(1)	$10.00	(0.10)		0.99		0.89		—	(0.25)	—	(0.25)
STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND—CLASS I
Year Ended October 31, 2016	$10.69	(0.01	)(4)	0.20	(4)	0.19	(4)	—	(0.14)	—	(0.14)
Year Ended October 31, 2015	$10.50	0.10	(4)	0.48	(4)	0.58	(4)	(0.10)	(0.29)	—	(0.39)
Year Ended October 31, 2014	$10.40	0.51	(4)	0.10	(4)	0.61	(4)	(0.51)	—	—	(0.51)
Period Ended October 31, 2013(2)	$10.00	0.24	(4)	0.39	(4)	0.63	(4)	(0.23)	—	—	(0.23)
STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND—CLASS M
Year Ended October 31, 2016	$10.67	(0.03	)(4)	0.21	(4)	0.18	(4)	—	(0.14)	—	(0.14)
Year Ended October 31, 2015	$10.50	0.10	(4)	0.46	(4)	0.56	(4)	(0.10)	(0.29)	—	(0.39)
Year Ended October 31, 2014	$10.40	0.51	(4)	0.09	(4)	0.60	(4)	(0.50)	—	—	(0.50)
Period Ended October 31, 2013(2)	$10.00	0.24	(4)	0.39	(4)	0.63	(4)	(0.23)	—	—	(0.23)
(1)	The Fund commenced operations on May 1, 2013.
(2)	The Fund commenced operations on May 22, 2013.
(3)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(4)	Per share amounts only include income and expenses of the Stone Ridge U.S. Variance Risk Premium Master Fund which are shown on the Fund’s Statement of Operations. Amounts do not include the Fund’s proportionate share of the income and expenses of the underlying investor funds.
(5)	Not annualized.
(6)	Annualized.
(7)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(8)	Includes borrowing and investment-related expenses not covered by the Funds’ expense limitation agreement. See Note 4.

The accompanying footnotes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Financial Highlights	October 31, 2016

			SUPPLEMENT DATA AND RATIOS:

Net Asset Value, End of Period	Total Return(7)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (After Expense Reimbursement/Recoupment)		Portfolio Turnover Rate

$10.58	2.75%		$311,317	1.46	%(8)	N/A		(1.12	%)(8)	N/A		6.12%
$10.89	6.33%		$285,403	1.54%		N/A		(1.28%)		N/A		10.14%
$10.50	7.95%		$305,504	1.62%		1.64%		(1.27%)		(1.29%)		97.63%
$10.48	7.35	%(5)	$264,883	1.65	%(6)	1.59	%(6)	(1.42	%)(6)	(1.36	%)(6)	56.76	%(5)

$10.52	2.67%		$67,909	1.61	%(8)	N/A		(1.27	%)(8)	N/A		6.12%
$10.84	6.15%		$93,347	1.69%		N/A		(1.43%)		N/A		10.14%
$10.47	7.76%		$113,345	1.77%		1.79%		(1.42%)		(1.44%)		97.63%
$10.47	7.25	%(5)	$97,381	1.80	%(6)	1.74	%(6)	(1.57	%)(6)	(1.51	%)(6)	56.76	%(5)

$10.09	0.31%		$114,980	1.55	%(8)	1.56	%(8)	(1.28	%)(8)	(1.29	%)(8)	0.00%
$10.46	5.23%		$113,269	1.56%		1.55%		(1.50%)		(1.49%)		0.00%
$10.04	2.85%		$115,717	1.60%		1.62%		(1.54%)		(1.56%)		34.92%
$10.65	9.09	%(5)	$100,579	1.80	%(6)	1.75	%(6)	(1.76	%)(6)	(1.71	%)(6)	33.66	%(5)

$10.03	0.11%		$13,307	1.70	%(8)	1.71	%(8)	(1.44	%)(8)	(1.45	%)(8)	0.00%
$10.42	5.15%		$17,024	1.71%		1.70%		(1.65%)		(1.64%)		0.00%
$10.01	2.65%		$13,925	1.75%		1.77%		(1.69%)		(1.71%)		34.92%
$10.64	8.99	%(5)	$13,246	1.95	%(6)	1.90	%(6)	(1.91	%)(6)	(1.86	%)(6)	33.66	%(5)

$10.74	1.81%		$180,870	0.11%		N/A		(0.11%)		N/A		16.43%
$10.69	5.81%		$145,606	0.13%		N/A		0.98%		N/A		16.83%
$10.50	6.02%		$164,687	0.13%		N/A		4.91%		N/A		6.46%
$10.40	6.42	%(5)	$146,296	0.26	%(6)	N/A		5.29	%(6)	N/A		0.62	%(5)

$10.71	1.72%		$32,696	0.26%		N/A		(0.26%)		N/A		16.43%
$10.67	5.57%		$52,988	0.27%		N/A		1.02%		N/A		16.83%
$10.50	5.88%		$108,003	0.28%		N/A		4.82%		N/A		6.46%
$10.40	6.36	%(5)	$80,018	0.41	%(6)	N/A		5.37	%(6)	N/A		0.62	%(5)

The accompanying footnotes are an integral part of these financial statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Financial Highlights	October 31, 2016

	PER SHARE DATA:
	Income (Loss) from Investment Operations							Distributions to Shareholders
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (3)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations		Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND—CLASS I
Year Ended October 31, 2016	$9.93	(0.16)		0.07		(0.09)		—	(0.16)	—	(0.16)
Year Ended October 31, 2015	$9.70	(0.19)		0.52		0.33		—	(0.10)	—	(0.10)
Period Ended October 31, 2014(1)	$10.00	(0.12)		0.17		0.05	(6)	—	(0.19)	(0.16)	(0.35)
STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND—CLASS M
Year Ended October 31, 2016	$9.91	(0.17)		0.07		(0.10)		—	(0.16)	—	(0.16)
Year Ended October 31, 2015	$9.69	(0.20)		0.52		0.32		—	(0.10)	—	(0.10)
Period Ended October 31, 2014(1)	$10.00	(0.13)		0.17		0.04	(6)	—	(0.19)	(0.16)	(0.35)
STONE RIDGE EMERGING MARKETS VARIANCE RISK PREMIUM FUND—CLASS I
Year Ended October 31, 2016	$8.83	(0.10)		0.33		0.23		—	—	—	—
Year Ended October 31, 2015	$9.95	(0.15)		(0.87)		(1.02)		—	—	(0.10)	(0.10)
Period Ended October 31, 2014(1)	$10.00	(0.11)		0.40		0.29	(6)	—	(0.34)	(0.01)	(0.35)
STONE RIDGE EMERGING MARKETS VARIANCE RISK PREMIUM FUND—CLASS M
Year Ended October 31, 2016	$8.81	(0.11)		0.32		0.21		—	—	—	—
Year Ended October 31, 2015	$9.94	(0.16)		(0.87)		(1.03)		—	—	(0.10)	(0.10)
Period Ended October 31, 2014(1)	$10.00	(0.12)		0.41		0.29		—	(0.34)	(0.01)	(0.35)
STONE RIDGE INTERNATIONAL VARIANCE RISK PREMIUM MASTER FUND—CLASS I
Year Ended October 31, 2016	$9.51	(0.02	)(4)	0.02	(4)	0.00	(4)	—	—	—	—
Year Ended October 31, 2015	$9.76	0.05	(4)	(0.21	)(4)	(0.16	)(4)	(0.05)	—	(0.04)	(0.09)
Period Ended October 31, 2014(1)	$10.00	0.34	(4)	(0.24	)(4)	0.09	(4)	(0.24)	—	(0.10)	(0.34)
STONE RIDGE INTERNATIONAL VARIANCE RISK PREMIUM MASTER FUND—CLASS M
Year Ended October 31, 2016	$9.50	(0.04	)(4)	0.03	(4)	(0.01	)(4)	—	—	—	—
Year Ended October 31, 2015	$9.76	0.06	(4)	(0.23	)(4)	(0.17	)(4)(6)	(0.05)	—	(0.04)	(0.09)
Period Ended October 31, 2014(1)	$10.00	0.32	(4)	(0.24	)(4)	0.07	(4)(6)	(0.22)	—	(0.10)	(0.32)
STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND—CLASS I
Year Ended October 31, 2016	$10.07	(0.02	)(5)	0.11	(5)	0.09	(5)	—	(0.15)	—	(0.15)
Period Ended October 31, 2015(2)	$10.00	0.04	(5)	0.08	(5)	0.12	(5)(6)	(0.05)	—	—	(0.05)
STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND—CLASS M
Year Ended October 31, 2016	$10.06	(0.04	)(5)	0.11	(5)	0.07	(5)	—	(0.15)	—	(0.15)
Period Ended October 31, 2015(2)	$10.00	(0.01	)(5)	0.11	(5)	0.10	(5)	(0.04)	—	—	(0.04)
(1)	The Fund commenced operations on February 11, 2014.
(2)	The Fund commenced operations on November 14, 2014.
(3)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(4)	Per share amounts only include income and expenses of the Stone Ridge International Variance Risk Premium Master Fund which are shown on the Fund’s Statement of Operations. Amounts do not include the Fund’s proportionate share of the income and expenses of the underlying investor funds.
(5)	Per share amounts only include income and expenses of the Stone Ridge Global Equity Variance Risk Premium Master Fund which are shown on the Fund’s Statement of Operations. Amounts do not include the Fund’s proportionate share of the income and expenses of the underlying investor funds.
(6)	Includes redemption fees of less than $0.01 per share.
(7)	Not annualized.
(8)	Annualized.
(9)	Total Return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
(10)	Includes borrowing and investment-related expenses not covered by the Funds’ expense limitation agreement. See Note 4.

The accompanying footnotes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Financial Highlights	October 31, 2016

			SUPPLEMENT DATA AND RATIOS:

Net Asset Value, End of Period	Total Return(9)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (After Expense Reimbursement/Recoupment)		Portfolio Turnover Rate

$9.68	(0.89%)		$77,284	1.81	%(10)	1.90	%(10)	(1.57	%)(10)	(1.66	%)(10)	115.09%
$9.93	3.40%		$90,449	1.83	%(10)	1.96	%(10)	(1.77	%)(10)	(1.90	%)(10)	107.43%
$9.70	0.47	%(7)	$59,551	2.16	%(8)	1.75	%(8)	(2.12	%)(8)	(1.71	%)(8)	70.35	%(7)

$9.65	(0.99%)		$19,530	1.96	%(10)	2.05	%(10)	(1.72	%)(10)	(1.81	%)(10)	115.09%
$9.91	3.30%		$21,082	1.98	%(10)	2.11	%(10)	(1.92	%)(10)	(2.05	%)(10)	107.43%
$9.69	0.36	%(7)	$18,795	2.35	%(8)	1.90	%(8)	(2.31	%)(8)	(1.86	%)(8)	70.35	%(7)

$9.06	2.60%		$45,164	1.79	%(10)	1.80	%(10)	(1.15	%)(10)	(1.16	%)(10)	160.98%
$8.83	(10.37%)		$47,338	2.09%		1.80%		(1.92%)		(1.63%)		485.70%
$9.95	3.05	%(7)	$36,142	2.41	%(8)	1.80	%(8)	(2.07	%)(8)	(1.46	%)(8)	229.94	%(7)

$9.02	2.38%		$3,541	1.92	%(10)	1.95	%(10)	(1.30	%)(10)	(1.31	%)(10)	160.98%
$8.81	(10.48%)		$3,079	2.22%		1.95%		(2.07%)		(1.80%)		485.70%
$9.94	2.95	%(7)	$3,702	2.84	%(8)	1.95	%(8)	(2.50	%)(8)	(1.61	%)(8)	229.94	%(7)

$9.51	0.00%		$7,518	0.58%		0.25%		(0.58%)		(0.25%)		11.65%
$9.51	(1.63%)		$9,536	0.47%		0.25%		0.33%		0.55%		13.94%
$9.76	0.92	%(7)	$5,971	0.82	%(8)	0.25	%(8)	4.20	%(8)	4.77	%(8)	21.41	%(7)

$9.49	(0.11%)		$4,269	0.69%		0.40%		(0.69%)		(0.40%)		11.65%
$9.50	(1.77%)		$19,894	0.62%		0.40%		0.36%		0.58%		13.94%
$9.76	0.82	%(7)	$19,533	0.98	%(8)	0.40	%(8)	3.93	%(8)	4.51	%(8)	21.41	%(7)

$10.01	0.92%		$33,414	0.39%		0.25%		(0.39%)		(0.25%)		21.71%
$10.07	1.17	%(7)	$38,899	0.47	%(8)	0.25	%(8)	0.21	%(8)	0.43	%(8)	62.45	%(7)

$9.98	0.71%		$7,351	0.53%		0.40%		(0.53%)		(0.40%)		21.71%
$10.06	1.05	%(7)	$9,464	0.72	%(8)	0.40	%(8)	(0.42	%)(8)	(0.10	%)(8)	62.45	%(7)

The accompanying footnotes are an integral part of these financial statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

1. Organization

Stone Ridge Trust (the “Trust”) was organized as a Delaware statutory trust on September 28, 2012, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company issuing shares in multiple series, each series representing a distinct portfolio with its own investment objectives and policies. As of October 31, 2016, the Trust consisted of nine series (the “Funds”): the Stone Ridge Reinsurance Risk Premium Fund (the “Reinsurance Fund”), the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Fund”, together with the Reinsurance Fund the “Reinsurance Funds”), the Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”, together with the U.S. Large Cap VRP Fund, the “U.S. VRP Funds”), the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund”, together with the U.S. VRP Funds, the “U.S. VRP Portfolio of Funds”), the Stone Ridge International Developed Markets Variance Risk Premium Fund (the “International Developed Markets VRP Fund”), the Stone Ridge Emerging Markets Variance Risk Premium Fund (the “Emerging Markets VRP Fund”, together with the International Developed Markets VRP Fund, the “International VRP Funds”), the Stone Ridge International Variance Risk Premium Master Fund (the “International VRP Master Fund”) and the Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global Equity VRP Master Fund”, together with the International VRP Funds and the International VRP Master Fund, the “International VRP Portfolio of Funds”). Each of the U.S. VRP Funds is diversified. Each other Fund is non-diversified. The Reinsurance Funds commenced operations on February 1, 2013. The U.S. VRP Funds commenced operations on May 1, 2013. The U.S. VRP Master Fund commenced operations on May 22, 2013. The International Developed Markets VRP Fund, Emerging Markets VRP Fund and International VRP Master Fund commenced operations on February 11, 2014. The Global Equity VRP Master Fund commenced operations on November 14, 2014. Each Fund offers two classes of shares to investors: Class I shares, with no front-end or back-end sales charges, and no 12b-1 fees; and Class M Shares, with no front-end or back-end sales charges, and a 0.15% 12b-1 fee. The Reinsurance Funds, the U.S. VRP Funds, and the VRP Master Fund do not charge redemption fees. The International VRP Portfolio of Funds did charge redemption fees, but the redemption fees were discontinued effective February 28, 2015. There are an unlimited number of authorized shares.

The investment objective of each of the Reinsurance Funds is to seek a high level of total return consisting of income and capital appreciation. Each of the Reinsurance Funds pursues its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, preference shares or participation notes issued in connection with quota shares (“Quota Share Notes”), preference shares or participation notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), preference shares or participation notes issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). The investment objective of each of the U.S. VRP Portfolio of Funds is to seek capital appreciation. The U.S. Large Cap VRP Fund typically pursues its investment objective by writing (selling) call and put options related to U.S. large-cap securities. The U.S. Small Cap VRP Fund typically pursues its investment objective by writing (selling) call and put options related to U.S. small-cap securities. The U.S. VRP Master Fund seeks to achieve its investment objective by investing in the U.S. VRP Funds. The investment objective of each of the International VRP Portfolio of Funds is to seek capital appreciation. The International Developed Markets VRP Fund typically pursues its objective by writing (selling) call and put options related to developed markets securities. The Emerging Markets VRP Fund typically pursues its objective by writing (selling) call and put options related to emerging markets securities. The International VRP Master Fund seeks to achieve its investment objective by investing in the International VRP Funds. The Global Equity VRP Master Fund seeks to achieve its investment objective by investing in the International VRP Funds and the U.S. VRP Funds.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and apply specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services – Investment Companies.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

a) Investment Valuation and Fair Value Measurement In determining the net asset value (“NAV”) of the Funds’ shares, securities which are traded on a domestic national stock exchange are valued at the last sale price each day on the securities exchange on which the securities are primarily traded. Securities traded principally on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Exchange-traded securities for which there were no transactions are valued at the mean between the bid and asked price on the primary exchange on which they are traded. Non-exchange traded equity securities are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity does not trade on a particular day, the mean between the closing bid and asked prices is used.

Investments in open-end mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the Trust. Investments in closed-end mutual funds are valued at the last sale price on the exchange on which the shares are primarily traded.

Futures contracts are valued at the settlement price on the exchange on which they are primarily traded.

Short-term debt securities issued with a maturity of less than 60 days, including U.S. Treasury securities, are valued at amortized cost which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations, and other asset backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

With respect to pricing of event-linked securities or similar insurance- or reinsurance-related restricted securities (including participation notes and preference shares) for which at least one independent market-maker or two independent brokers regularly provide firm bids, each Fund will utilize an independent data delivery vendor to aggregate and provide this pricing data to the Fund’s administrator. If the independent data delivery vendor pricing service cannot obtain independent firm bids for such securities, but there is an independent market maker or independent brokers who will supply firm bids for such securities, then the Adviser (as defined herein) may supply the Fund’s administrator with a contact from whom to obtain such bids. If, with respect to such securities, such independent firm bids are not available, but at least one independent firm or indicative bid is available, then the Valuation Committee may use that bid (or the average of those bids if more than one) as the value of the security if the Valuation Committee determines that such value is reasonable, and may consider internal and/or independent external models in making that determination.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable or infrequent), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (“fair value pricing”). In these circumstances, the Funds determine fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate as further described below. The Valuation Committee has the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board of Trustees. For purposes of determining fair value of securities, the Valuation Committee may use (or make use of) a variety of valuation methodologies, including, without limitation: (i) mathematical techniques that refer to the prices of similar or related securities; (ii) a percentage increase or decrease across all securities of a region, country or industry affected by a significant event; (iii) a multiple of earnings; (iv) a discount from market of a similar freely traded security; (v) the yield to maturity of debt securities; (vi) the recommendation of a pricing service; (vii) a single broker’s (or insurance company’s) quote; (viii) recent primary and/or secondary market transactions that the Funds believe to be comparable; (ix) modeling or development of events; or (x) any combination of the above. Fair value pricing may require subjective determinations about the value of a security or other asset. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

Exchange-traded options are valued at the settlement price on the exchange or mean of the bid and asked prices. Over-the-counter options are valued based on quotations obtained from an independent pricing service or from a broker (typically the counterparty to the option).

Trading in securities on non-North American securities exchanges normally is completed before the calculation of the Funds’ NAV. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ NAV. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the NAV. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Board of Trustees.

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds will monitor the index futures market associated with that foreign country. If the index futures, which are continuously traded, fluctuate by more than a predetermined range between the time of the closing of the equity or options exchange and the closing of the NYSE, the Funds may use fair valuation in accordance with the procedures approved by the Board of Trustees.

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1: Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2: Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and firm bids from brokers or market makers which are not publically available;

Level 3: Significant inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

Transfers between levels are recognized at the end of the reporting period. There were no transfers between levels during the reporting period. The following tables summarize the inputs used to value the Funds’ investments as of October 31, 2016.

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Reinsurance Fund
Assets
Event-Linked Bonds
China	$—	$—	$1,397,615	$1,397,615
Europe	—	5,517,715	—	5,517,715
Global	—	292,752,484	24,729,128	317,481,612
Japan	—	39,080,467	—	39,080,467
Turkey	—	3,280,550	—	3,280,550
United States	—	499,567,631	14,386,089	513,953,720
Total Event-Linked Bonds	—	840,198,847	40,512,832	880,711,679
Participation Notes (1)	—	—	105,688,401	105,688,401
Preference Shares (1)	—	—	97,605,483	97,605,483
Money Market Funds	105,508	—	—	105,508

Total Assets	$105,508	$840,198,847	$243,806,716	$1,084,111,071
Other Financial Instruments*
Unrealized appreciation on futures	$649,716	$—	$—	$649,716
Unrealized depreciation on futures	(44,487)	—	—	(44,487)

Total	$605,229	$—	$—	$605,229

High Yield Fund
Assets
Event-Linked Bonds
China	$—	$—	$668,294	$668,294
Global	—	118,317,562	15,762,889	134,080,451
Japan	—	1,821,843	—	1,821,843
United States	—	263,747,647	4,341,239	268,088,886
Total Event-Linked Bonds	—	383,887,052	20,772,422	404,659,474
Participation Notes (1)	—	—	41,943,248	41,943,248
Preference Shares (1)	—	—	51,105,574	51,105,574
Money Market Funds	221,521	—	—	221,521

Total Assets	$221,521	$383,887,052	$113,821,244	$497,929,817
Other Financial Instruments*
Unrealized appreciation on futures	$59,701	$—	$—	$59,701
Unrealized depreciation on futures	(20,533)	—	—	(20,533)

Total	$39,168	$—	$—	$39,168

U.S. Large Cap VRP Fund
Assets
Contingent Value Rights (1)	$—	$—	$5,744	$5,744
Money Market Funds	553,943	—	—	553,943
U.S. Treasury Bills	—	381,496,161	—	381,496,161

Total Assets	$553,943	$381,496,161	$5,744	$382,055,848
Liabilities
Written Options	$(1,219,075)	$(649,070)	$—	$(1,868,145)

Total Liabilities	$(1,219,075)	$(649,070)	$—	$(1,868,145)

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
U.S. Small Cap VRP Fund
Assets
Contingent Value Rights (1)	$—	$—	$6,804	$6,804
U.S. Treasury Bills	—	129,053,774	—	129,053,774

Total Assets	$—	$129,053,774	$6,804	$129,060,578
Liabilities
Written Options	$—	$(759,200)	$—	$(759,200)

Total Liabilities	$—	$(759,200)	$—	$(759,200)

U.S. VRP Master Fund (2)
Assets
Investment Companies—Open End	$213,673,472	$—	$—	$213,673,472
Money Market Funds	223,715	—	—	223,715

Total Assets	$213,897,187	$—	$—	$213,897,187

International Developed Markets VRP Fund (2)
Assets
Money Market Funds	$7,170,818	$—	$—	$7,170,818
U.S. Treasury Bills	—	90,771,380	—	90,771,380

Total Assets	$7,170,818	$90,771,380	$—	$97,942,198
Liabilities
Written Options	$(1,154,029)	$—	$—	$(1,154,029)

Total Liabilities	$(1,154,029)	$—	$—	$(1,154,029)

Emerging Markets VRP Fund (2)
Assets
Money Market Funds	$30,538	$—	$—	$30,538
U.S. Treasury Bills	—	49,426,912	—	49,426,912

Total Assets	$30,538	$49,426,912	$—	$49,457,450
Liabilities
Written Options	$—	$(652,199)	$—	$(652,199)

Total Liabilities	$—	$(652,199)	$—	$(652,199)

International VRP Master Fund (2)
Assets
Investment Companies—Open End	$11,748,913	$—	$—	$11,748,913
Money Market Funds	76,942	—	—	76,942

Total Assets	$11,825,855	$—	$—	$11,825,855

Global Equity VRP Master Fund (2)
Assets
Investment Companies—Open End	$40,630,906	$—	$—	$40,630,906
Money Market Funds	238,909	—	—	238,909

Total Assets	$40,869,815	$—	$—	$40,869,815

*	Other financial instruments are derivatives, such as futures. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.
(1)	For further security characteristics, see the Funds’ Schedules of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

(2)	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period. For the period ended October 31, 2016, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant inputs (Level 3 securities) were used in determining fair value is not applicable.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended October 31, 2016:

	REINSURANCE FUND			HIGH YIELD FUND			U.S. LARGE CAP VRP FUND	U.S. SMALL CAP VRP FUND
	EVENT- LINKED BONDS	PARTICIPATION NOTES	PREFERENCE SHARES	EVENT- LINKED BONDS	PARTICIPATION NOTES	PREFERENCE SHARES	CONTINGENT VALUE RIGHTS	CONTINGENT VALUE RIGHTS
Beginning Balance—November 1, 2015	$22,311,326	$102,545,159	$82,072,719	$15,227,217	$43,703,346	$48,114,789	$5,744	$11,689
Acquisition	25,746,745	69,617,997	20,257,201	9,521,433	22,374,512	3,730,000	—	6,396
Dispositions	(8,907,456)	(64,079,556)	(5,189,095)	(4,583,740)	(22,554,316)	(2,207,974)	—	—
Realized gains/(losses)	176,659	(123,626)	—	85,948	(66,392)	23,229	—	(4,885)
Return of capital	—	(4,345,765)	(262,863)	—	(1,656,684)	(49,042)	—	—
Change in unrealized appreciation (depreciation)	1,185,558	2,074,192	727,521	521,564	142,782	1,494,572	—	(6,396)
Transfers in/(out) of Level 3	—	—	—	—	—	—	—	—
Ending Balance—October 31, 2016	$40,512,832	$105,688,401	$97,605,483	$20,772,422	$41,943,248	$51,105,574	$5,744	$6,804

As of October 31, 2016, the change in unrealized appreciation (depreciation) on positions still held in the Reinsurance Fund, High Yield Fund, U.S. Large Cap VRP Fund and U.S. Small Cap VRP Fund were $5,933,005, $2,937,330, $0, and $(6,396) respectively.

Unobservable inputs included original transaction price, losses from severe weather events, other natural and non-natural catastrophes and changes in market risk spread of comparable securities (including catastrophe bonds with similar risk profiles). Significant increases in the market risk spread of comparable instruments or losses related to severe weather, other natural and non-natural catastrophes in isolation would result in a significantly lower fair value measurement. A high amount of loss from severe weather, other natural or non-natural catastrophes may also increase market risk spreads. Participation notes and preference shares are monitored daily for significant events that could affect the value of the instruments.

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of October 31, 2016.

Reinsurance Fund

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/16	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE
Participation Notes	Financial Services	$43,486,076	Insurance industry loss model	Estimated Losses: Estimated premium earned:	$0.0MM-$5.0MM $0.0MM-$6.0MM	$2.1MM $2.8MM

Preference Shares	Financial Services	$67,482,319	Insurance industry loss model	Estimated losses: Estimated premium earned:	$0.1MM-$4.0MM $0.2MM-$4.4MM	$1.1MM $1.6MM

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

High Yield Fund

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/16	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE
Participation Notes	Financial Services	$24,631,679	Insurance industry loss model	Estimated losses: Estimated premium earned:	$0.0MM-$3.1MM $0.0MM-$3.7MM	$1.2MM $1.6MM

Preference Shares	Financial Services	$39,934,071	Insurance industry loss model	Estimated losses: Estimated premium earned:	$0.0MM-$3.4MM $0.1MM-$4.4MM	$0.7MM $1.0MM

The level 3 securities held in the Reinsurance Fund and the High Yield Fund not listed above were priced using an indicative bid and amount to $132,838,321 for the Reinsurance Fund and $49,255,494 for the High Yield Fund.

Derivative Transactions — The Reinsurance Fund, High Yield Fund, U.S. Large Cap VRP Fund, U.S. Small Cap VRP Fund, International Developed Markets VRP Fund and the Emerging Markets VRP Fund engaged in derivatives for hedging and speculative purposes during the year ended October 31, 2016.

Futures Contracts — The Reinsurance Fund, High Yield Fund, U.S. Large Cap VRP Fund, U.S. Small Cap VRP Fund, International Developed Markets VRP Fund and the Emerging Markets VRP Fund may purchase and sell futures contracts. The Reinsurance Fund, High Yield Fund, U.S. Large Cap VRP Fund, U.S. Small Cap VRP Fund, International Developed Markets VRP Fund and the Emerging Markets VRP Fund held futures contracts during the year ended October 31, 2016. The U.S. Large Cap VRP Fund, U.S. Small Cap VRP Fund, International Developed Markets VRP Fund and Emerging Markets VRP Fund use futures contracts to maintain appropriate equity market exposure. The Reinsurance Fund and High Yield Fund use futures contracts to hedge interest rate and foreign exchange rate exposure. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, a Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, a Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically-settled futures contracts, a Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The average notional amount of futures contracts during the year ended October 31, 2016, were as follows:

	REINSURANCE FUND	HIGH YIELD FUND	U.S. LARGE CAP VRP FUND	U.S. SMALL CAP VRP FUND	INTERNATIONAL DEVELOPED MARKETS VRP FUND	EMERGING MARKETS VRP FUND
Total long futures contracts	$493,098	$246,664	$—	$—	$—	$—
Total short futures contracts	$31,240,758	$7,897,430	$984,424	$854,294	$325,985	$302,885

Options — The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. The U.S. Large Cap VRP Fund, U.S. Small Cap VRP Fund, International Developed Markets VRP Fund and the Emerging Markets VRP Fund wrote call or put options during the year ended October 31, 2016. The Funds write put and call options to earn premium income. With options, there is minimal counterparty credit risk to the Funds since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period. As a writer of a put option, the Funds have the obligation to buy the

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

underlying security at the exercise price during the exercise period. The premium that the Funds pay when purchasing a call option or receive when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Funds realize a gain or loss from the sale of the security (or closing of the short sale).

Options on indices are similar to options on securities, except that upon exercise index options require cash payments and do not involve the actual purchase or sale of securities.

The average market values of written options for the year ended October 31, 2016, were as follows:

	U.S. LARGE CAP VRP FUND	U.S. SMALL CAP VRP FUND	INTERNATIONAL DEVELOPED MARKETS VRP FUND	EMERGING MARKETS VRP FUND
Written Options	$1,768,020	$739,860	$1,536,314	$770,329

Transactions in written options during the year ended October 31, 2016 were as follows:

	U.S. LARGE CAP VRP FUND		U.S. SMALL CAP VRP FUND
Call Options	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding, beginning of year	1,071	$46,278	30	$5,098
Options written	40,232	2,539,807	985	294,091
Options terminated in closing transactions	(859)	(227,462)	(62)	(20,087)
Options exercised	(4,404)	(256,552)	(253)	(63,022)
Options expired	(36,040)	(2,102,071)	(700)	(216,080)

Outstanding, end of year	—	$—	—	$—

	INTERNATIONAL DEVELOPED MARKETS VRP FUND		EMERGING MARKETS VRP FUND
Call Options	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding, beginning of year	4	$28	42	$563
Options written	1,756	19,927	2,407	30,531
Options terminated in closing transactions	—	—	(7)	(315)
Options exercised	(214)	(2,143)	(374)	(4,757)
Options expired	(1,546)	(17,812)	(2,068)	(26,022)

Outstanding, end of year	—	$—	—	$—

	U.S. LARGE CAP VRP FUND		U.S. SMALL CAP VRP FUND
Put Options	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding, beginning of year	1,464	$2,104,837	1,048	$1,171,311
Options written	151,551	198,987,820	122,244	104,516,713
Options terminated in closing transactions	(100,171)	(137,166,790)	(85,898)	(78,171,033)
Options exercised	(14,274)	(19,740,262)	(13,267)	(9,749,258)
Options expired	(36,912)	(42,056,997)	(23,094)	(16,534,283)

Outstanding, end of year	1,658	$2,128,608	1,033	$1,233,450

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

	INTERNATIONAL DEVELOPED MARKETS VRP FUND		EMERGING MARKETS VRP FUND
Put Options	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding, beginning of year	1,620	$1,701,771	13,640	$672,540
Options written	140,801	91,206,400	515,765	30,361,965
Options terminated in closing transactions	(98,633)	(73,672,065)	(484,753)	(28,712,655)
Options exercised	(21,422)	(11,355,305)	(61)	(6,080)
Options expired	(20,827)	(6,771,103)	(32,043)	(1,673,005)

Outstanding, end of year	1,539	$1,109,698	12,548	$642,765

Statement of Assets and Liabilities — Values of Derivatives at October 31, 2016

	ASSET DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Reinsurance Fund
Futures
Foreign exchange contracts	Net assets — Unrealized appreciation*	$623,983
Interest rate contracts	Net assets — Unrealized appreciation*	25,733

High Yield Fund
Futures
Foreign exchange contracts	Net assets — Unrealized appreciation*	36,725
Interest rate contracts	Net assets — Unrealized appreciation*	22,976

*	Reflects cumulative unrealized appreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reflected in the Statement of Assets and Liabilities and only in cases where margin is not settled on the same day.

	LIABILITY DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Reinsurance Fund
Futures
Foreign exchange contracts	Net assets — Unrealized depreciation*	$44,487

High Yield Fund
Futures
Foreign exchange contracts	Net assets — Unrealized depreciation*	20,533

U.S. Large Cap VRP Fund
Options
Equity contracts	Written options, at fair value	1,868,145

U.S. Small Cap VRP Fund
Options
Equity contracts	Written options, at fair value	759,200

International Developed Markets VRP Fund
Options
Equity contracts	Written options, at fair value	1,154,029

Emerging Markets VRP Fund
Options
Equity contracts	Written options, at fair value	652,199

*	Reflects cumulative unrealized depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reflected in the Statement of Assets and Liabilities and only in cases where margin is not settled on the same day.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	WRITTEN OPTIONS	TOTAL
Reinsurance Fund
Foreign exchange contracts	$(460,454)	$	$(460,454)
Interest rate contracts	(191,116)	—	(191,116)
High Yield Fund
Foreign exchange contracts	(21,645)	—	(21,645)
Interest rate contracts	(173,272)	—	(173,272)
U.S. Large Cap VRP Fund
Equity contracts	(971,480)	17,292,983	16,321,503
U.S. Small Cap VRP Fund
Equity contracts	621,427	1,743,245	2,364,672
International Developed Markets VRP Fund
Equity contracts	600,202	263,232	863,434
Emerging Markets VRP Fund
Equity contracts	219,569	1,581,651	1,801,220

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	WRITTEN OPTIONS	TOTAL
Reinsurance Fund
Foreign exchange contracts	$291,962	$—	$291,962
Interest rate contracts	38,532	—	38,532
High Yield Fund
Foreign exchange contracts	16,192	—	16,192
Interest rate contracts	34,612	—	34,612
U.S. Large Cap VRP Fund
Equity contracts	—	782,243	782,243
U.S. Small Cap VRP Fund
Equity contracts	—	540,851	540,851
International Developed Markets VRP Fund
Equity contracts	—	(282,028)	(282,028)
Emerging Markets VRP Fund
Equity contracts	—	76,330	76,330

b) Offsetting on the Statement of Assets and Liabilities Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association (“ISDA”) agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

As of October 31, 2016, the Funds are not subject to any Master Netting Arrangements.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

(c) Use of Estimates The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(d) Indemnifications In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements cannot be known; however, the Funds expect any risk of loss to be remote.

(e) Federal Income Taxes The Funds intend to qualify as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Event-Linked Bonds Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the Reinsurance Funds may lose all or a portion of its principal and forgo additional interest. In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Reinsurance Funds hold a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the Reinsurance Funds will lose all or a portion of their principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the Reinsurance Funds will recover their principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond, as long as the trigger event(s) does not occur. The Reinsurance Funds may invest in event-linked bonds directly or indirectly through certain derivative instruments. The Reinsurance Funds may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity.

(g) Quota Share Notes Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, a special purpose vehicle (“SPV”) would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Reinsurance Funds, as holders of a Quota Share Note issued by the SPV, would be entitled to their pro rata share of the premiums received by the SPV and would be responsible for their pro rata share of the claims up to the total amount invested.

(h) Excess of Loss Notes Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. For example, under such an arrangement, an insurer may have a book of business with $6 billion of total risk in respect of large, catastrophic losses. The insurer can purchase per-occurrence excess-of-loss reinsurance protection from an SPV for 40% of single-event losses the insurer suffers between $4 billion and $5 billion by paying the SPV a fixed premium. In this example, if the insurer suffered a loss of $5 billion due to one event, it would cover the first $4 billion itself (the amount it retained) and file a reinsurance claim with the SPV to pay 40% of the further $1 billion in losses (i.e., $400 million) and pay the remaining $600 million itself. If the insurer had losses of $6 billion, it would cover the first $4 billion itself, look to the SPV to pay 40% of $1 billion (again paying the $600 million itself) and would further retain the obligation to pay the additional $1 billion that exceeds the reinsurance coverage. The “trigger” for this type of reinsurance contract would be losses in excess of the specified amount.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

(i) ILW Notes ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit U.S. Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single U.S. hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The Reinsurance Funds, as holders of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.

(j) Distributions to Shareholders The Funds intend to distribute to their shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on ex-dividend date. The Funds each may periodically make reclassifications among certain of their capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(k) Foreign Securities and Currency Transactions The Funds’ books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held and it is reported as realized gains (losses) on foreign currency translation and change in unrealized appreciation (depreciation) on foreign currency related items on the Funds’ statement of operations.

The Reinsurance Funds may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Reinsurance Funds will normally invest significant amounts of their assets in non-U.S. entities. Accordingly, the Reinsurance Funds may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the Reinsurance Funds invest may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. ceding insurers are subject. Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting and/or risk-retention requirements. The Reinsurance Funds’ investments will consist primarily of event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes that provide the Reinsurance Funds with contractual rights under the terms of the bond issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the United States, Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Reinsurance Funds’ investments in foreign securities. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Reinsurance Funds’ assets.

The International VRP Funds invest primarily in foreign issued securities. Investments in foreign (non-U.S.) issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including risks relating to political, social and economic developments affecting issuers located in foreign countries and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currency exchange rates and regulations, or foreign withholding taxes. Investing directly or indirectly in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that obtains exposure exclusively in securities of U.S. issuers.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

If the Funds invest in foreign issuers by purchasing American Depositary Receipts (“ADRs”) (U.S. dollar-denominated depositary receipts issued generally by banks and representing the deposit with the bank of a security of a non-U.S. issuer; ADRs are publicly traded on exchanges or over-the counter in the United States), the Funds are exposed to credit risk with respect to the issuer of the ADR, in addition to the risks of the underlying foreign securities.

(l) Allocation of Income, Expenses, Gains/Losses Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each fund are allocated daily to each share class based upon the ratio of net assets represented by each class as a percentage of the net assets of each fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated based on average net assets, with the exception of 12b-1 fees, which are expensed at 0.15% of average daily net assets of the Class M shares.

(m) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(n) Restricted Securities The Funds may invest a substantial portion of their assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be deemed illiquid.

(o) REIT Distributions The character of distributions received from real estate investment trusts (“REITs”) held by the Funds is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds’ records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the year ended October 31, 2016, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Reinsurance Fund	$9,092,548	$(9,092,548)	$—
High Yield Fund	2,906,793	(2,906,794)	1
U.S. Large Cap VRP Fund	6,689,066	(6,690,829)	1,763
U.S. Small Cap VRP Fund	1,921,811	(984,955)	(936,586)
U.S. VRP Master Fund	156,605	(156,605)	—
International Developed Markets VRP Fund	1,025,941	48,505	(1,074,446)
Emerging Markets VRP Fund	792,777	1	(792,778)
International VRP Master Fund	(233,728)	289,003	(55,275)
Global Equity VRP Master Fund	1,367	20,258	(21,625)

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

These differences primarily relate to foreign currency gains/losses, investments in passive foreign investment companies (“PFICs”), 1256 options contracts, REIT adjustments and net operating losses.

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

	REINSURANCE FUND	HIGH YIELD FUND	U.S. LARGE CAP VRP FUND	U.S. SMALL CAP VRP FUND	U.S. VRP MASTER FUND	INTERNATIONAL DEVELOPED MARKETS VRP FUND	EMERGING MARKETS VRP FUND	INTERNATIONAL VRP MASTER FUND	GLOBAL EQUITY VRP MASTER FUND
Tax cost of investments	$1,086,028,872	$498,234,072	$382,014,685	$129,055,404	$207,478,112	$97,948,820	$49,454,750	$12,159,583	$41,331,526
Unrealized appreciation	1,201,964	66,782	481,784	547,298	7,992,939	3,198	4,051	259,279	528,496
Unrealized depreciation	3,119,765	(371,037)	(440,621)	(542,124)	(1,573,864)	(9,820)	(1,351)	(593,007)	(990,206)
Net unrealized appreciation (depreciation)	(1,917,801)	(304,255)	41,163	5,174	6,419,075	(6,622)	2,700	(333,728)	(461,710)
Undistributed ordinary income	54,900,483	24,860,390	221,919	—	—	—	—	—	—
Undistributed long-term gains/(capital loss carryover)	(21,102,332)	(8,081,766)	15,909,668	2,157,230	9,716,614	348,134	(2,761,229)	(1,286,999)	1,016,301
Total distributable earnings	54,900,483	24,860,390	16,131,587	2,157,230	9,716,614	348,134	—	—	1,016,301
Other temporary differences	5,492,634	3,003,221	(125,391)	(1,412,985)	(50,592)	(1,394,942)	(487,810)	(57,690)	(93,174)
Total accumulated earnings (loss)	$37,372,984	$19,477,590	$16,047,359	$749,419	$16,085,097	$(1,053,430)	$(3,246,339)	$(1,678,417)	$461,417

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to mark-to-market adjustments on PFICs, wash sales, and return of capital from underlying investments.

The tax character of distributions paid during the period ended October 31, 2016 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Reinsurance Fund	$55,825,591	$—	$—	$55,825,591
High Yield Fund	26,525,467	—	—	26,525,467
U.S. Large Cap VRP Fund	—	20,542,349	—	20,542,349
U.S. Small Cap VRP Fund	—	5,009,156	—	5,009,156
U.S. VRP Master Fund	—	2,575,794	—	2,575,794
International Developed Markets VRP Fund	—	1,803,640	—	1,803,640
Emerging Markets VRP Fund	—	—	—	—
International VRP Master Fund	—	—	—	—
Global Equity VRP Master Fund	368,787	330,592	—	699,379

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce the earnings and profits of the fund related to net capital gain to zero for the tax year ended 10/31/2016.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

The tax character of distributions paid during the period ended October 31, 2015 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Reinsurance Fund	$59,717,142	$—	$—	$59,717,142
High Yield Fund	29,047,570	—	—	29,047,570
U.S. Large Cap VRP Fund	4,016,372	5,922,854	—	9,939,226
U.S. Small Cap VRP Fund	1,263,965	30,192	—	1,294,157
U.S. VRP Master Fund	1,958,774	5,859,060	—	7,817,834
International Developed Markets VRP Fund	858,815	—	—	858,815
Emerging Markets VRP Fund	—	—	454,169	454,169
International VRP Master Fund	129,251	3,352	104,975	237,578
Global Equity VRP Master Fund	315,599	—	—	315,599

At October 31, 2016 certain Funds have tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
Reinsurance Fund	$(1,528,587)	$(19,573,745)	$(21,102,332)
High Yield Fund	(510,529)	(7,571,237)	(8,081,766)
U.S. Large Cap VRP Fund	—	—	—
U.S. Small Cap VRP Fund	—	—	—
U.S. VRP Master Fund	—	—	—
International Developed Markets VRP Fund	—	—	—
Emerging Markets VRP Fund	(2,761,229)	—	(2,761,229)
International VRP Master Fund	—	(1,286,998)	(1,286,998)
Global Equity VRP Master Fund	—	—	—

To the extent that the Funds listed above may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

At October 31, 2016 certain Funds deferred, on a tax basis, ordinary late-year losses. These losses are deemed to arise on November 1, 2016.

Reinsurance Fund	$—
High Yield Fund	—
U.S. Large Cap VRP Fund	—
U.S. Small Cap VRP Fund	(1,397,509)
U.S. VRP Master Fund	(50,592)
International Developed Markets VRP Fund	(1,378,511)
Emerging Markets VRP Fund	(478,377)
International VRP Master Fund	(57,691)
Global Equity VRP Master Fund	(93,174)

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-ended October 31, 2016, or for any other tax years which are open for examination. As of October 31, 2016 open tax years include the periods ended October 31, 2014, 2015 and 2016. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

4. Agreements

(a) Investment Advisory Agreement Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the Funds’ investment adviser. The Adviser was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

As compensation for its services, the Adviser is paid by each of the Reinsurance Funds a fee, computed daily and paid monthly in arrears, at the annual rate of 1.50% of each such Fund’s average daily net assets. As compensation for its services, the Adviser is paid by each of the U.S. VRP Funds and International VRP Funds a fee, computed daily and paid monthly in arrears, at the annual rate of 1.25% of that Fund’s average daily net assets. The U.S. VRP Master Fund, International VRP Master Fund and the Global Equity VRP Master Fund do not pay an advisory fee to the Adviser.

Through February 28, 2017 for the Reinsurance Funds, U.S. VRP Funds, and the International VRP Portfolio of Funds, the Adviser has agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of certain funds or classes thereof (excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Funds’ business) solely to the extent necessary to limit the Funds’ total annual fund operating expenses to 2.00% for Class I shares and 2.15% for Class M shares of each of the Reinsurance Funds, 1.75% for the Class I shares and 1.90% for the Class M shares of each of the U.S. VRP Funds and the International Developed Markets VRP Fund, 1.80% for the Class I shares and 1.95% for the Class M shares of the Emerging Markets VRP Fund, and 0.25% for the Class I shares and 0.40% for the Class M shares of the International VRP Master Fund and the Global Equity VRP Master Fund. With respect to each Fund, the Adviser is permitted to recoup in later periods expenses attributable to a Class that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Class of shares fall below the annual limitation rate in effect at the time of the actual waiver/reimbursement and to the extent that they do not cause the Class to exceed the annual rate in effect at the time of the recoupment; provided, however, that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the fiscal year in which the Adviser reduced a fee or reimbursed an expense. As of October 31, 2016, the Adviser has waived and may recoup fees as follows:

FUND	REMAINING AMOUNT TO BE RECOUPED (EXPIRING OCTOBER 31, 2017)	REMAINING AMOUNT TO BE RECOUPED (EXPIRING OCTOBER 31, 2018)	REMAINING AMOUNT TO BE RECOUPED (EXPIRING OCTOBER 31, 2019)
Reinsurance Fund	$—	$—	$—
High Yield Fund	—	—	—
U.S. Large Cap VRP Fund	—	—	—
U.S. Small Cap VRP Fund	—	—	—
International Developed Markets VRP Fund	—	—	—
Emerging Markets VRP Fund	(150,014)	(147,055)	(15,364)
International VRP Master Fund	(104,477)	(61,235)	(71,499)
Global Equity VRP Master Fund	—	(125,491)	(54,253)

(b) Custodian, Administrator and Transfer Agent The custodian to the Trust is U.S. Bank, N.A. The administrator and transfer agent to the Trust is U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A.

(c) Distributor Quasar Distributors, LLC (the “Distributor”), an affiliate of U.S. Bank, N.A., serves as the Funds’ distributor.

5. Distribution Plan

The Funds pay fees to the Distributor, on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Class M shares (“distribution fees”) and/or in connection with personal services rendered to Class M shareholders and the maintenance of shareholder accounts

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

(“servicing fees”). These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. The maximum annual rate at which the distribution and/or servicing fees may be paid under the 12b-1 Plan is 0.15% of each Fund’s average daily net assets attributable to the Class M Shares. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

6. Offering Costs

Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin and are then amortized to expense over twelve months on a straight-line basis. These offering expenses were advanced by the Adviser, subject to potential recovery (see Note 4). The offering costs incurred by the Global Equity VRP Master Fund were $99,407 and were fully amortized.

7. Related Parties

Certain officers of the Trust are also employees of the Adviser. The Officers, with the exception of a portion of the Chief Compliance Officer’s salary, are not compensated by the Trust.

8. Investment Transactions

For the year ended October 31, 2016, aggregate purchases and sales of securities (excluding short-term securities) by the Funds were as follows:

	REINSURANCE FUND	HIGH YIELD FUND	U.S. LARGE CAP VRP FUND	U.S. SMALL CAP VRP FUND	U.S. VRP MASTER FUND	INTERNATIONAL DEVELOPED MARKETS VRP FUND	EMERGING MARKETS VRP FUND	INTERNATIONAL VRP MASTER FUND	GLOBAL EQUITY VRP MASTER FUND
Purchases	$308,224,729	$101,499,971	$1,443,369	$—	$54,300,000	$630,471	$815,601	$2,613,591	$8,950,000
Sales	253,254,783	100,146,766	47,322,743	2,902,045	34,550,000	1,447,054	1,501,262	19,000,000	15,250,000
U.S. Government Security Purchases	—	—	—	—	—	—	—	—	—
U.S. Government Security Sales	—	—	—	—	—	—	—	—	—

9. Capital Share Transactions

REINSURANCE FUND - CLASS I	Year Ended October 31, 2016	Year Ended October 31, 2015
Shares sold	26,922,012	38,011,654
Shares issued to holders in reinvestment of dividends	3,638,572	3,544,319
Shares redeemed	(26,446,785)	(14,877,808)
Net increase in shares	4,113,799	26,678,165
Shares outstanding:
Beginning of year	78,789,436	52,111,271
End of year	82,903,235	78,789,436

REINSURANCE FUND - CLASS M
Shares sold	5,080,887	10,849,404
Shares issued to holders in reinvestment of dividends	929,768	1,473,234
Shares redeemed	(7,586,512)	(13,637,754)
Net decrease in shares	(1,575,857)	(1,315,116)
Shares outstanding:
Beginning of year	20,383,881	21,698,997
End of year	18,808,024	20,383,881

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

HIGH YIELD FUND - CLASS I	Year Ended October 31, 2016	Year Ended October 31, 2015
Shares sold	7,730,567	21,055,054
Shares issued to holders in reinvestment of dividends	2,114,105	2,087,474
Shares redeemed	(10,510,679)	(5,247,057)
Net increase (decrease) in shares	(666,007)	17,895,471
Shares outstanding:
Beginning of year	42,037,555	24,142,084
End of year	41,371,548	42,037,555

HIGH YIELD FUND - CLASS M
Shares sold	2,086,393	1,947,035
Shares issued to holders in reinvestment of dividends	272,346	508,817
Shares redeemed	(1,982,056)	(3,551,850)
Net increase (decrease) in shares	376,683	(1,095,998)
Shares outstanding:
Beginning of year	5,695,629	6,791,627
End of year	6,072,312	5,695,629

U.S. LARGE CAP VRP FUND - CLASS I
Shares sold	7,900,168	8,498,041
Shares issued to holders in reinvestment of dividends	586,798	230,243
Shares redeemed	(5,268,632)	(11,623,906)
Net increase (decrease) in shares	3,218,334	(2,895,622)
Shares outstanding:
Beginning of year	26,211,959	29,107,581
End of year	29,430,293	26,211,959

U.S. LARGE CAP VRP FUND - CLASS M
Shares sold	992,059	1,146,747
Shares issued to holders in reinvestment of dividends	448,110	259,516
Shares redeemed	(3,591,462)	(3,625,240)
Net decrease in shares	(2,151,293)	(2,218,977)
Shares outstanding:
Beginning of year	8,608,805	10,827,782
End of year	6,457,512	8,608,805

U.S. SMALL CAP VRP FUND - CLASS I
Shares sold	3,271,493	4,798,685
Shares issued to holders in reinvestment of dividends	147,717	32,482
Shares redeemed	(2,845,362)	(5,536,922)
Net increase (decrease) in shares	573,848	(705,755)
Shares outstanding:
Beginning of year	10,823,869	11,529,624
End of year	11,397,717	10,823,869

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

U.S. SMALL CAP VRP FUND - CLASS M	Year Ended October 31, 2016	Year Ended October 31, 2015
Shares sold	175,450	562,120
Shares issued to holders in reinvestment of dividends	58,961	12,874
Shares redeemed	(541,182)	(332,477)
Net increase (decrease) in shares	(306,771)	242,517
Shares outstanding:
Beginning of year	1,633,492	1,390,975
End of year	1,326,721	1,633,492

U.S. VRP MASTER FUND - CLASS I
Shares sold	5,014,796	6,710,245
Shares issued to holders in reinvestment of dividends	89,501	196,515
Shares redeemed	(1,883,545)	(8,971,583)
Net increase (decrease) in shares	3,220,752	(2,064,823)
Shares outstanding:
Beginning of year	13,619,938	15,684,761
End of year	16,840,690	13,619,938

U.S. VRP MASTER FUND - CLASS M
Shares sold	809,234	1,202,672
Shares issued to holders in reinvestment of dividends	51,658	238,071
Shares redeemed	(2,771,034)	(6,766,022)
Net decrease in shares	(1,910,142)	(5,325,279)
Shares outstanding:
Beginning of year	4,964,046	10,289,325
End of year	3,053,904	4,964,046

INTERNATIONAL DEVELOPED MARKETS VRP FUND - CLASS I
Shares sold	1,795,333	5,358,629
Shares issued to holders in reinvestment of dividends	125,097	58,485
Shares redeemed	(3,047,388)	(2,448,123)
Net increase (decrease) in shares	(1,126,958)	2,968,991
Shares outstanding:
Beginning of year	9,107,360	6,138,369
End of year	7,980,402	9,107,360

INTERNATIONAL DEVELOPED MARKETS VRP FUND - CLASS M
Shares sold	447,008	330,924
Shares issued to holders in reinvestment of dividends	34,531	18,787
Shares redeemed	(584,773)	(161,065)
Net increase (decrease) in shares	(103,234)	188,646
Shares outstanding:
Beginning of year	2,127,375	1,938,729
End of year	2,024,141	2,127,375

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

EMERGING MARKETS VRP FUND - CLASS I	Year Ended October 31, 2016	Year Ended October 31, 2015
Shares sold	978,394	2,884,018
Shares issued to holders in reinvestment of dividends	—	36,793
Shares redeemed	(1,351,568)	(1,193,694)
Net increase (decrease) in shares	(373,174)	1,727,117
Shares outstanding:
Beginning of year	5,360,877	3,633,760
End of year	4,987,703	5,360,877

EMERGING MARKETS VRP FUND - CLASS M
Shares sold	58,818	192,090
Shares issued to holders in reinvestment of dividends	—	3,275
Shares redeemed	(15,796)	(218,445)
Net increase (decrease) in shares	43,022	(23,080)
Shares outstanding:
Beginning of year	349,483	372,563
End of year	392,505	349,483

INTERNATIONAL VRP MASTER FUND - CLASS I
Shares sold	741,368	635,342
Shares issued to holders in reinvestment of dividends	—	5,818
Shares redeemed	(953,525)	(250,171)
Net increase (decrease) in shares	(212,157)	390,989
Shares outstanding:
Beginning of year	1,002,521	611,532
End of year	790,364	1,002,521

INTERNATIONAL VRP MASTER FUND - CLASS M
Shares sold	35,225	326,637
Shares issued to holders in reinvestment of dividends	—	14,737
Shares redeemed	(1,679,137)	(248,131)
Net increase (decrease) in shares	(1,643,912)	93,243
Shares outstanding:
Beginning of year	2,093,659	2,000,416
End of year	449,747	2,093,659

GLOBAL EQUITY VRP MASTER FUND - CLASS I(1)		Period Ended October 31, 2015
Shares sold	745,120	7,268,519
Shares issued to holders in reinvestment of dividends	56,080	29,508
Shares redeemed	(1,326,025)	(3,433,820)
Net increase (decrease) in shares	(524,825)	3,864,207
Shares outstanding:
Beginning of period	3,864,207	—
End of period	3,339,382	3,864,207

(1)	Commenced operations on November 14, 2014.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

Global Equity VRP Master Fund - Class M(1)		Period Ended October 31, 2015
Shares sold	157,902	1,075,302
Shares issued to holders in reinvestment of dividends	13,354	1,560
Shares redeemed	(375,860)	(135,787)
Net increase (decrease) in shares	(204,604)	941,075
Shares outstanding:
Beginning of period	941,075	—
End of period	736,471	941,075

(1)	Commenced operations on November 14, 2014.

10. Transactions with Affiliates

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the year ended October 31, 2016. As defined in Section (2)(a)(3) of the 1940 Act; such issuers are:

	U.S. VRP MASTER FUND					INTERNATIONAL VRP MASTER FUND
	U.S. LARGE CAP VRP FUND—CLASS I		U.S. SMALL CAP VRP FUND—CLASS I		TOTAL	INTERNATIONAL DEVELOPED MARKETS VRP FUND—CLASS I		EMERGING MARKETS VRP FUND—CLASS I	TOTAL
November 1, 2015 Balance
Shares	12,131,783		6,335,380			1,964,223		1,094,382
Cost	$123,295,893		$64,421,375		$187,717,268	$19,534,671		$10,673,961	$30,208,632
Additions
Shares	3,197,600		2,253,480			181,005		111,692
Cost	$32,400,000		$21,900,000			$1,663,591		$950,000
Reductions
Shares	1,819,133		1,578,451			1,338,574		771,140
Cost	$19,114,959		$16,179,122			$13,412,049		$7,715,767
October 31, 2016 Balance
Shares	13,510,250		7,010,409			806,654		434,934
Cost	$136,580,934		$70,142,253		$206,723,187	$7,786,213		$3,908,194	$11,694,407
Value	$142,938,445		$70,735,027		$213,673,472	$7,808,414		$3,940,499	$11,748,913
Dividend Income	$—		$—		$—	$—		$—	$—
Realized Gain/(Loss)	$6,888,871	(1)	$2,096,818	(2)	$8,985,689	$(748,458	)(3)	$(1,065,766)	$(1,814,224)

	GLOBAL EQUITY VRP MASTER FUND
	U.S. LARGE CAP VRP FUND—CLASS I		U.S. SMALL CAP VRP FUND—CLASS I		INTERNATIONAL DEVELOPED MARKETS VRP FUND—CLASS I		EMERGING MARKETS VRP FUND—CLASS I	TOTAL
November 1, 2015 Balance
Shares	1,476,076		772,609		1,611,440		894,277
Cost	$15,579,655		$7,799,142		$15,742,697		$8,596,431	$47,717,925
Additions
Shares	253,944		148,521		271,218		280,403
Cost	$2,600,000		$1,450,000		$2,500,000		$2,400,000
Reductions
Shares	445,665		258,740		476,887		429,531
Cost	$4,723,599		$2,637,457		$4,697,077		$4,237,811
October 31, 2016 Balance
Shares	1,284,355		662,390		1,405,771		745,149
Cost	$13,456,056		$6,611,685		$13,545,620		$6,758,620	$40,371,981
Value	$13,588,476		$6,683,515		$13,607,866		$6,751,049	$40,630,906
Dividend Income	$—		$—		$—		$—	$—
Realized Gain/(Loss)	$699,928	(4)	$218,382	(5)	$61,514	(6)	$(587,811)	$392,013

(1)	Includes $7,203,831 of long-term capital gain distributions.
(2)	Includes $2,525,940 of long-term capital gain distributions.
(3)	Includes $313,591 of long-term capital gain distributions.
(4)	Includes $873,527 of long-term capital gain distributions.
(5)	Includes $305,839 of long-term capital gain distributions.
(6)	Includes $258,591 of long-term capital gain distributions.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Financial Statements	October 31, 2016

11. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At October 31, 2016, U.S. VRP Master Fund held, for the benefit of its shareholders, 38% of the U.S. Large Cap VRP Fund and 55% of the U.S. Small Cap VRP Fund. The International VRP Master Fund held, for the benefit of its shareholders, 8% of the International Developed Markets VRP Fund and 8% of the Emerging Markets VRP Fund. The Global Equity VRP Master Fund held, for the benefit of its shareholders, 4% of the U.S. Large Cap VRP Fund, 5% of the U.S. Small Cap VRP Fund, 14% of the International Developed Markets VRP Fund and 14% of the Emerging Markets VRP Fund.

12. Financing Facility

Each of the Reinsurance Funds may obtain leverage through borrowings in seeking to achieve their investment objectives. During the year ended October 31, 2016, the Reinsurance Fund and High Yield Fund established a 29-day rolling financing facility for $50,000,000 and $20,000,000 respectively (the “Facility”). The Facility, when drawn, is secured by each Fund’s assets, particularly catastrophe bonds which are posted as collateral. The Reinsurance Risk Premium Fund’s maximum borrowing was $36,000,000 and average borrowing was $2,936,709. The High Yield Fund’s maximum borrowing was $5,500,000 and average borrowing was $2,093,361. This borrowing resulted in interest expenses of $39,303 at a weighted average interest rate of 2.04% for the Reinsurance Risk Premium Fund and $28,264 at a weighted average interest rate of 2.02% for the High Yield Fund. These amounts are included in Interest Expense on the Statement of Operations. As of October 31, 2016 the outstanding drawn amount for the Reinsurance Fund and High Yield Fund was $36,000,000 and $5,500,000, respectively.

13. Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. Other than the events disclosed below, this evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

On September 19, 2016, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Reinsurance Fund would be reorganized with and into the High Yield Fund (such transaction being referred to as the “Reorganization”). The closing date of the Reorganization was December 5, 2016. Under the terms of the Plan, shareholders of the Reinsurance Fund received shares of the High Yield Fund equal in U.S. dollar value to the interests of such shareholders in the Reinsurance Fund with each Fund’s shares ordinarily valued as of the close of regular trading on the NYSE on the business day immediately prior to the closing date.

Additionally, on December 1, 2016 as part of the Reorganization, the Reinsurance Fund and High Yield Fund temporarily increased the Facility to $145,000,000 and $55,000,000, respectively. Subsequently, on December 5, 2016 the facility was merged into a single Facility for the High Yield Fund for $200,000,000. On or about April 28, 2017 the Facility will decrease to $100,000,000.

Stone Ridge Funds	Annual Report	October 31, 2016

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Stone Ridge Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Stone Ridge Reinsurance Risk Premium Fund, Stone Ridge High Yield Reinsurance Risk Premium Fund, Stone Ridge U.S. Large Cap Variance Risk Premium Fund, Stone Ridge U.S. Small Cap Variance Risk Premium Fund, Stone Ridge U.S. Variance Risk Premium Master Fund, Stone Ridge International Developed Markets Variance Risk Premium Fund, Stone Ridge Emerging Markets Variance Risk Premium Fund, Stone Ridge International Variance Risk Premium Master Fund, and Stone Ridge Global Equity Variance Risk Premium Master Fund (nine of the portfolios constituting Stone Ridge Trust) (collectively the Funds) as of October 31, 2016, and the related statements of operations for the Funds and the statements of cash flows for the Stone Ridge Reinsurance Risk Premium Fund and the Stone Ridge High Yield Reinsurance Risk Premium Fund for the year then ended, and the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Stone Ridge Trust at October 31, 2016, the results of their operations and their cash flows for the year then ended, and the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, NY

December 28, 2016

Stone Ridge Funds	Annual Report	October 31, 2016

Expense Examples (Unaudited)

As a shareholder of the Stone Ridge Funds (each a “Fund”, together the “Funds”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The first line of each of the tables below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Funds’ transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line on each table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Funds and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

Stone Ridge Reinsurance Risk Premium Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,040.40	$8.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.94	$8.26

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.63%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Reinsurance Risk Premium Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,040.00	$9.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.19	$9.02

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.78%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2016

Expense Examples (Unaudited)

Stone Ridge High Yield Reinsurance Risk Premium Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,042.90	$8.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.74	$8.47

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge High Yield Reinsurance Risk Premium Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,041.60	$9.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.99	$9.22

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.82%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge U.S. Large Cap Variance Risk Premium Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,033.20	$7.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.05	$7.15

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge U.S. Large Cap Variance Risk Premium Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,033.40	$7.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.29	$7.91

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2016

Expense Examples (Unaudited)

Stone Ridge U.S. Small Cap Variance Risk Premium Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,029.60	$7.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.39	$7.81

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.54%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge U.S. Small Cap Variance Risk Premium Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,028.70	$8.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.64	$8.57

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge U.S. Variance Risk Premium Master Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,031.70	$0.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.63	$0.51

*	Expenses are equal to the share class’s annualized six-month expense ratio of 0.10%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge U.S. Variance Risk Premium Master Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,030.80	$1.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.88	$1.27

*	Expenses are equal to the share class’s annualized six-month expense ratio of 0.25%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2016

Expense Examples (Unaudited)

Stone Ridge International Developed Markets Variance Risk Premium Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,053.30	$9.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.14	$9.07

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge International Developed Markets Variance Risk Premium Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,053.50	$10.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.83

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.94%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Emerging Markets Variance Risk Premium Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,034.20	$9.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.09	$9.12

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.80%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Emerging Markets Variance Risk Premium Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,033.20	$9.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.33	$9.88

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2016

Expense Examples (Unaudited)

Stone Ridge International Variance Risk Premium Master Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,045.10	$1.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.88	$1.27

*	Expenses are equal to the share class’s annualized six-month expense ratio of 0.25%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge International Variance Risk Premium Master Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,045.20	$2.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.13	$2.03

*	Expenses are equal to the share class’s annualized six-month expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Global Equity Variance Risk Premium Master Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,039.10	$1.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.88	$1.27

*	Expenses are equal to the share class’s annualized six-month expense ratio of 0.25%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Global Equity Variance Risk Premium Master Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,037.00	$2.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.13	$2.03

*	Expenses are equal to the share class’s annualized six-month expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2016

Additional Information (Unaudited)

1. Board Approval of the Continuation of Certain Investment Management Agreements

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considers matters bearing on the investment management agreements between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of each series of the Trust. On an annual basis, the Board, including the Independent Trustees, holds an in-person meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of any investment management agreements that are proposed to be renewed.

At an in-person meeting held on September 19, 2016, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of each of the investment management agreements (the “Existing Agreements”) between the Adviser and the Trust on behalf of Stone Ridge Reinsurance Risk Premium Fund (the “Reinsurance Risk Premium Fund”) and Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Risk Premium Fund” and, together with the Reinsurance Risk Premium Fund the “Reinsurance Funds”), Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”), Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), and Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund” and, collectively with the U.S. Small Cap VRP Fund and the U.S. Large Cap VRP Fund, the “U.S. VRP Funds”), Stone Ridge International Developed Markets Variance Risk Premium Fund, Stone Ridge Emerging Markets Variance Risk Premium Fund, Stone Ridge International Variance Risk Premium Master Fund, and Stone Ridge Global Equity Variance Risk Premium Master Fund (together, the “International VRP Funds”). In evaluating each Existing Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Existing Agreements. In addition, as part of this process, the Independent Trustees had the opportunity to meet in executive session with legal counsel to the Trust without representatives of the Adviser present. The Board noted that the U.S. VRP Master Fund pursues its investment objective and principal investment strategies by investing in a combination of the U.S. Large Cap VRP Fund and the U.S. Small Cap VRP Fund (the “Underlying U.S. VRP Funds”), the International Variance Risk Premium Master Fund (the “International VRP Master Fund”) pursues its investment objective and principal investment strategies by investing in a combination of the Stone Ridge International Developed Markets Variance Risk Premium Fund and the Stone Ridge Emerging Markets Variance Risk Premium Fund (the “Underlying International VRP Funds”), and the Global Equity Variance Risk Premium Master Fund (the “Global Equity VRP Master Fund”) pursues its investment objective and principal investment strategies by investing in a combination of the Underlying U.S. VRP Funds and the Underlying International VRP Funds (the Underlying International VRP Funds together with the Underlying U.S. VRP Funds, the “Underlying Funds”). As a result, some of the information the Board took into consideration as part of its review of the Existing Agreements for the U.S. VRP Master Fund, the International VRP Master Fund and the Global Equity VRP Master Fund (collectively, the “VRP Master Funds”) related to the Underlying Funds.

The Board’s consideration of each Existing Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Funds and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with each Fund; and (4) the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect such economies of scale for the benefit of shareholders of the Funds. In determining whether to approve the continuation of the Existing Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including management of each Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique nature of the Funds’ investment programs in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, and personnel needed to implement each Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. For each of the U.S. VRP Master Fund, the International VRP Master Fund and the Global Equity

Stone Ridge Funds	Annual Report	October 31, 2016

Additional Information (Unaudited)

VRP Master Fund, the Board considered the Adviser’s responsibilities in selecting and weighting such Funds’ investments in the appropriate Underlying Funds and the ongoing monitoring of such selection. The Board also considered other services provided by the Adviser, including proxy voting (to the extent applicable), monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Funds. In addition, the Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to each Fund under the applicable Existing Agreement and analyzed the Adviser’s ongoing ability to service the Funds through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Existing Agreements.

In considering the investment performance of the Funds and the Adviser, the Board reviewed information provided by the Adviser relating to each Fund’s performance together with the performance of each Fund’s corresponding index or indexes (where applicable). For the Reinsurance Funds, the Board considered the performance information for the 1 month, 3 month, 6 month, 1 year and 3 year periods ended July 31, 2016 as well as for the period since each Fund’s inception on February 1, 2013. For the U.S. VRP Funds (except the U.S. VRP Master Fund) the Board considered the performance information for the 1 month, 3 month, 6 month, 1 year and 3 year periods ended July 31, 2016 as well as for the period since each Fund’s inception on May 1, 2013. For the International VRP Funds, the Board considered the performance information for the 1 month, 3 month, 6 month and 1 year periods ended July 31, 2016 as well as for the period since each Fund’s inception on February 11, 2014. For the U.S. VRP Master Fund and the Global Equity VRP Master Fund, the Board considered the performance information for the 1 month, 3 month, 6 month and 1 year periods ended July 31, 2016 as well as for the period since each Fund’s inception: May 22, 2013 (for the U.S. VRP Master Fund) and November 14, 2014 (for the Global Equity VRP Master Fund). The Board also reviewed performance information for funds within Morningstar categories that include multialternative and managed futures (for the U.S. VRP Funds, except the U.S. VRP Master Fund), Alternative Investment Focus funds that invest greater than 15% their assets in foreign securities (for the International VRP Funds, except the International VRP Master Fund), non-traditional bond funds (for the Reinsurance Funds) and alternative strategies funds, limited to funds-of-funds that invest in affiliated underlying funds (for the VRP Master Funds), in each case, within a specified size range relative to the Funds, as determined by the Adviser (the “peer groups”). The Board considered the performance information for any comparable registered investment funds managed by the Adviser. The Board also considered the Adviser’s explanation that there are very few, if any, funds that follow investment strategies similar to those of the Funds due to the unique nature of the Funds’ investment strategies among registered funds, thus making it difficult to identify appropriate peer groups for the Funds and that the peer groups identified were based on an assessment of how the Adviser and the Funds’ third-party administrator believed Morningstar would likely categorize the Funds. The Board, including the Independent Trustees, concluded that each Fund’s performance and/or other relevant factors supported the renewal of the Existing Agreement relating to that Fund.

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with each Fund, the Board considered the fees paid under each Existing Agreement, the expense ratio for each Fund and any contractual expense limitation undertaken by the Adviser. The Board took into consideration that the VRP Master Funds are not charged an advisory fee under the applicable Existing Agreement. They noted that, because each of the VRP Master Funds invests in the applicable Underlying Funds, each of which pays the Adviser a management fee, the Adviser receives additional fees from the Underlying Funds as a result of each VRP Master Fund’s investments in the applicable Underlying Funds. In considering the appropriateness of the advisory fees, expense ratios and expense limitations applicable to the Funds, the Board also compared this data against the corresponding information for the funds in the peer group. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Existing Agreements. The Board also noted that the Adviser may receive reputational benefits from its relationships with the Funds. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements applicable to each of the Funds pursuant to the Existing Agreements were fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationships with the Funds supported the continuation of the Existing Agreements.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Funds grow and whether the Funds’ fee levels reflect such economies of scale, such as through breakpoints in their investment advisory fees or through expense waiver or limitation agreements. The Board noted the

Stone Ridge Funds	Annual Report	October 31, 2016

Additional Information (Unaudited)

Adviser’s views regarding its ability to achieve economies of scale in respect of the different asset classes represented by the Funds’ investment programs. In addition, the Trustees noted that each of the Funds, other than the U.S. VRP Master Fund, was subject to a contractual expense limitation agreement. The Board noted that the Adviser generally sets the expense limitations for the Funds, if any, at levels that it believes reflect market levels for the services provided to, and expenses borne by, the Funds. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Funds supported the continuation of the Existing Agreements.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of each of the Existing Agreements was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that each of the Existing Agreements should be continued for a one-year period.

2. Disclosure Regarding Fund Trustees and Officers

Independent Trustees(1)
NAME (YEAR OF BIRTH) AND ADDRESS(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2013	Principal, TPG Capital, L.P (private equity firm)., until 2011; Chief Financial Officer, Newbridge Capital, LLC (private equity firm), until 2011	13	TPG Capital, LLC and affiliates (sponsored investment funds), until 2011.

Daniel Charney (1970)	Trustee	since 2013	Cowen Group (financial services firm), since 2012; Jefferies & Co. (investment bank), until 2011	13	None.

Interested Trustee
NAME (YEAR OF BIRTH) AND ADDRESS(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(5) (1969)	Trustee, Chairman	since 2013	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012, Magnetar Capital (investment advisory firm) (Investment Committee and Co-Head of Portfolio Managers Committee), until 2012	13	None.

(1)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(2)	Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(3)	Each Trustee serves until resignation or removal from the Board.
(4)	Fund complex includes Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.
(5)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Stone Ridge Funds	Annual Report	October 31, 2016

Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by call the Funds toll free at 1.855.609.3680

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President and Chief Executive Officer	since 2013	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012; prior to that Magnetar Capital (investment advisory firm) (Investment Committee and Co-Head of Portfolio Managers Committee).

Lauren D. Macioce (1978)	Chief Compliance Officer and Secretary(3)	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016(3); prior to that Associate at Ropes & Gray LLP (law firm).

Patrick Kelly (1978)	Treasurer and Principal Financial Officer	since 2013	Chief Operating Officer of the Adviser, since 2012; prior to that Chief Operating Officer of Quantitative Strategies at Magnetar Capital (investment advisory firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	The term of office of each officer is indefinite.
(3)	Effective February 29, 2016.

3. Shareholder Notification of Federal Tax Status

For the fiscal year ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
Reinsurance Fund	0.00%
High Yield Fund	0.00%
U.S. Large Cap VRP Fund	0.00%
U.S. Small Cap VRP Fund	0.00%
U.S. VRP Master Fund	0.00%
International Developed Markets VRP Fund	0.00%
Emerging Markets VRP Fund	0.00%
International VRP Master Fund	0.00%
Global Equity VRP Master Fund	4.13%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2016 was as follows:

PERCENTAGES
Reinsurance Fund	0.00%
High Yield Fund	0.00%
U.S. Large Cap VRP Fund	0.00%
U.S. Small Cap VRP Fund	0.00%
U.S. VRP Master Fund	0.00%
International Developed Markets VRP Fund	0.00%
Emerging Markets VRP Fund	0.00%
International VRP Master Fund	0.00%
Global Equity VRP Master Fund	3.57%

Stone Ridge Funds	Annual Report	October 31, 2016

Additional Information (Unaudited)

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for each Fund were as follows:

PERCENTAGES
Reinsurance Fund	0.00%
High Yield Fund	0.00%
U.S. Large Cap VRP Fund	0.00%
U.S. Small Cap VRP Fund	0.00%
U.S. VRP Master Fund	0.00%
International Developed Markets VRP Fund	0.00%
Emerging Markets VRP Fund	0.00%
International VRP Master Fund	0.00%
Global Equity VRP Master Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows:

PERCENTAGES
Reinsurance Fund	0.00%
High Yield Fund	0.00%
U.S. Large Cap VRP Fund	0.00%
U.S. Small Cap VRP Fund	0.00%
U.S. VRP Master Fund	0.00%
International Developed Markets VRP Fund	0.00%
Emerging Markets VRP Fund	0.00%
International VRP Master Fund	0.00%
Global Equity VRP Master Fund	52.73%

Shareholders should not use the above information to prepare their tax returns. Since each Fund’s fiscal year is not the calendar year, another notification will be made available with respect to calendar year 2016. Such notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with Form 1099-DIV and will be made available in February on the Funds’ website, www.stoneridgefunds.com. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in each of the Funds.

4. Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available without charge on the SEC’s website (http://www.sec.gov) and may be available by calling 1.855.609.3680. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website (http://www.sec.gov). The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website (http://www.sec.gov).

Stone Ridge Funds	Annual Report	October 31, 2016

Investment Adviser

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

                                                               SQANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services”. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including review of the funds’ tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and series provide by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$424,250	$422,681
Audit-Related Fees	$0	$0
Tax Fees	$159,500	$159,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that the provision of any such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	$159,500	$159,500
Registrant’s Investment Adviser	$96,392	$42,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

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Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stone Ridge Trust

By (Signature and Title)* /s/ Ross Stevens
Ross Stevens, President

Date 1/9/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ross Stevens
Ross Stevens, President

Date 1/9/2017

By (Signature and Title)* /s/ Patrick Kelly
Patrick Kelly, Treasurer

Date 1/9/2017

* Print the name and title of each signing officer under his or her signature.

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